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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-8817
ING Equity Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258

(Address of principal executive offices)	(Zip code)
CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-992-0180
Date of fiscal year end: May 31
Date of reporting period: June 1, 2009 to November 30, 2009
ITEM 1. REPORTS TO STOCKHOLDERS.
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

November 30, 2009

Classes A, B, C, I, O, and W

Domestic Equity and Income Fund

■  ING Real Estate Fund

Domestic Equity Growth Funds

■  ING Equity Dividend Fund
■  ING Growth Opportunities Fund
■  ING MidCap Opportunities Fund
■  ING Opportunistic LargeCap Fund
■  ING SmallCap Opportunities Fund

Domestic Equity Value Funds

■	ING SmallCap Value Multi-Manager Fund
■  ING Value Choice Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Dear Shareholder,

As of this writing, we are racing in the fast lane between Thanksgiving and the New Year, trying to complete holiday preparations, finish some work and get ready for 2010. This letter affords a brief chance for reflection on the past year and a look ahead.

We have made it through 2009 and now look hopefully toward 2010. By the time you read this, it will be late January or early February. We will have marked the first year of President Obama’s term and no doubt will have heard many arguments for and against his policies. Will Congress have passed health care reform? Will we have another stimulus package to promote employment? The answers to these questions may be known by the time this letter is published, but they are not as of now.

However, a few things are clear: government fiscal and monetary stimulus kept the world economy from imploding in 2009 and helped the financial markets recover. Will the recovery stay on track? We believe it will. In the United States, the manufacturing sector has begun to recover and the housing market appears to be stabilizing. We look for above-trend economic growth by mid-2010. Job growth should turn positive early in the year.

Unemployment, however, is likely to fall quite slowly. As a result, we expect stagnating household income to make retirement saving more difficult for many. The stock market has performed well this year, but it would not be prudent to assume any market rebound would fully make up for lost savings or lost time. Investors will have to reconsider the rate at which they save for retirement if they wish to attain their goals.

As the New Year begins, it may be a good time to review your portfolio and savings plans with your financial advisor to ensure your program reflects any changes in your needs. As always, we encourage you to discuss these points thoroughly with your advisor before taking any action in your portfolio.

Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews,
President and Chief Executive Officer
ING Funds
December 9, 2009

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

Market Perspective for the Six-Months Ended November 30, 2009

In our previous fiscal year, global equities in the form of the MSCI World® Index(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), lost 32.3%. But a rally had commenced in March and this persisted into the first half of the current fiscal year, during which global equities returned 15.7%. By the end of November, equities had rallied 55% from the March 9, 2009 low point. In currencies, the U.S. dollar, perhaps the new funding currency for carry trades because of very low dollar interest rates, maintained its weakening trend, falling 5.6% against the euro, 1.9% against the pound and 9.2% against the yen, for the six month period ended November 30, 2009.

From its earliest days in mid-March, the resurgence of risky asset classes like equities encountered skeptics. It was based they said, not on good economic news but news that was merely less awful. Banks’ new-found earnings relied on extraordinarily low interest rates to depositors and “special” items. The U.S. government’s willingness to incur $1.75 trillion in additional debt to bail out banks, insurers, auto companies and people who bought housing beyond their means, while the Federal Reserve printed money to buy the debt and keep interest rates down, would have its day of inflationary reckoning.

But the believers would have none of it. Conditions don’t go from bad to good in one step, they said. The news has to get less bad first. The richest harvest must start with a few green shoots in an empty field. We heard about “green shoots” all spring and into the summer.

However described, the news on which markets advanced was on balance improving, albeit weakly and erratically.

In housing, the Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(2) of house prices in 20 cities had sunk a record 19% year-over-year in January. But after steady improvement, the report published in November showed a decline of just half of that level. Yet conditions were still weak with residential mortgage delinquency rates at record levels. The housing market became heavily influenced by an $8,000 government tax credit to first-time home buyers. Originally set to expire on November 30, 2009, it proved such a popular success that on November 6 it was extended to April 30, 2010. Both existing and new homes sales were surging as the six month period ended, boosted in addition by 30-year mortgage rates matching the all-time low of 4.78%.

Similarly, a “Cash-for-Clunkers” program under which the U.S. government offered to subsidize the trade-in of old vehicles for newer, more efficient models was vigorously taken up. Retail sales and industrial production were boosted. Auto companies re-opened production lines.

And after four straight falls, third quarter gross domestic product (“GDP”) growth was estimated at 2.8% annualized.

But so much of the outlook depended on jobs. Payroll cuts fell to a little more than one third of the January level, but they spiked up again in the October report and in November the unemployment rate was estimated at 10.2%, another 26-year high. The average work week matched the lowest since records began in 1964. Wage growth remained insipid at 2.4%, the lowest since 2004. Increasingly, commentators asked what kind of real recovery could take place under these conditions and as the various government support programs expired. They couldn’t last forever: the budget deficit for the U.S. government’s fiscal year ending in September 2009 was 9.9% of GDP.

In fixed income markets the Barclays Capital U.S. Aggregate Bond Index(3) of investment grade bonds returned 6.21% for the six months ended November 30, 2009. But within this figure the Barclays Capital U.S. Treasury Index(4) only gained 3.25%, as greater risk appetite was reinforced by concerns about massive government borrowing, while the Barclays Capital Corporate Investment Grade Bond Index(5) added 13.45%. High yield bonds, represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(6), did better still: up 20.87%.

U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(7) including dividends, returned 20.5% for the six months ended November 30, 2009, led by technology with a 27.6% rise. Operating profits for S&P 500® companies suffered their ninth straight quarter of decline in the third quarter and by the end of September the price to earnings ratio of the S&P 500® Index, based on operating earnings in the trailing four quarters, was the highest since the first quarter of 2002. Volatility picked up in October and, when on October 30th it was

Market Perspective for the Six-Months Ended November 30, 2009

announced that consumer spending had fallen with incomes flat, the market dropped more than 2%, leading to a monthly fall for the first time in eight months. But this was recouped three times over in November.

In international markets, referring to MSCI indices in local currencies with net reinvested dividends, the MSCI Japan® Index(8) fell 5.6% for the six months ended November 30, 2009 despite reported GDP growth of 4.7% annualized. GDP growth was narrowly based: domestic demand was still in the doldrums, with wages down for 17 straight months and deflation again at record levels. The MSCI Europe ex UK® Index(9) advanced 15.6% for the six months ended November 30, 2009. GDP registered its first quarterly increase, 0.4%, since the first quarter of 2008. Consumer prices stopped falling in November and the unemployment rate leveled off at 9.8%. Although banks were still not lending, the Eurozone’s main executive and consumer sentiment measure improved every month. Despite a third quarter fall in GDP of 0.3%, the MSCI UK® Index(10) rose 19.8% for the six months ended November 30, 2009. A recovering housing market improved the mood, with house prices up for the fourth straight month in November as mortgage approvals boomed. The unemployment rate finally stabilized, then slipped back to 7.8%, and retail sales were firming as our fiscal half-year ended.
(1) The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3) The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4) The Barclays Capital U.S. Treasury Index is an unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

(5) The Barclays Capital Corporate Investment Grade Bond Index is the corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

(6) The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of fixed-income securities.

(7) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(8) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(9) The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(10) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING Real Estate Fund
Portfolio Managers’ Report

Industry Allocation
as of November 30, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Real Estate Fund (the “Fund”) seeks total return consisting of long-term capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, CFA and Joseph P. Smith, CFA, Portfolio Managers, of ING Clarion Real Estate Securities LLC — the Sub-Adviser.

Performance: For the six month period ended November 30, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of 35.01% compared to the Morgan Stanley Capital International U.S. REIT Index(1) (“MSCI U.S. REIT® Index”), which returned 32.74%, for the same period.

Portfolio Specifics: The past six months have been a period of positive total returns for real estate stocks, which have advanced as improving capital market conditions and improving economic conditions have benefited investors. The Federal Reserve Bank, the U.S. Treasury and the U.S. government responded quickly and aggressively to credit issues in the fourth quarter of 2008 and first quarter of 2009, providing access to significant capital support for financial institutions as well as interest rate cuts. The resulting impact is beginning to become evident via recent economic reports, including second quarter and third quarter gross domestic product (“GDP”) data releases that surpassed expectations, which in turn has led to positive revisions to future growth estimates and an acknowledgment that the recession may have ended. Evidence that the rebound in economic growth is sustainable remains critical to the investment case for real estate companies. Recent indicators show that an economic recovery is underway, although the data suggest that the recovery may be weaker than past recoveries. The “big picture” is that we believe the outlook for economic growth has improved over the course of the year, and, in our opinion, this growth will eventually translate to greater demand for real estate, which should bode well longer-term for property companies.

The most significant development during the past six months has been the re-opening of capital markets as real estate investment trusts (“REITs”) have recapitalized via the issuance of more than $20 billion in equity and companies have also been able to issue both secured and unsecured debt. Accompanying this development has been a corresponding reduction in the cost of capital as spreads have moved to levels that were last seen in the markets just prior to Lehman Brothers, Inc. bankruptcy. The recapitalization has allowed REITs to raise the necessary capital to cover commitments and allowed some high-quality companies to raise additional funds that will enable them to buy assets at what we believe will be attractive valuations, which will be accretive to earnings.

Relative outperformance was driven by stock selection and asset allocation decisions. Stock selection provided the largest source of relative outperformance as the Fund’s holdings in the office, industrial, mall, shopping center and healthcare sectors all added value during the period. Sector allocation decisions contributed to relative outperformance, led by an overweight to the outperforming mall sector as well as an underweight to the underperforming shopping center sector.

Current Strategy & Outlook: The Fund continues to maintain a bias toward what we believe are high-quality companies. We remain overweight companies as well as sectors that offer long-term leases and derive a high percentage of earnings from recurring sources (primarily contract lease rental income). We prefer companies that offer what we believe are strong balance sheets and experienced management teams.

We believe the vastly improved capital position of most of the listed real estate companies bodes well for the longer-term prospects for real estate. The ability of listed property companies to raise capital quickly and in a variety of ways continues to provide a key competitive advantage relative to the private real estate market, which should enable management teams to take advantage of potential acquisition opportunities over the coming months and years. The net result is that we expect to see a shift of private assets into the public markets via acquisitions or IPOs.

We believe property fundamentals should bottom in the first half of 2010 and while we expect core growth to be negative for all of 2010, we expect positive growth in the second half of 2010 and for all of 2011. We are very constructive about the prospects for listed real estate companies over the next few years and look for solid total returns in the intermediate term.

(1)	The MSCI U.S. REIT® Index is a free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of speciality REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of November 30, 2009
(as a percent of net assets)

Simon Property Group, Inc.	11.0%
Vornado Realty Trust	6.4%
Ventas, Inc.	4.2%
Boston Properties, Inc.	3.8%
Host Hotels & Resorts, Inc.	3.7%
HCP, Inc.	3.5%
Public Storage, Inc.	3.5%
Prologis	3.5%
AvalonBay Communities, Inc.	3.3%
Nationwide Health Properties, Inc.	3.2%

Portfolio holdings are subject to change daily.

ING Equity Dividend Fund
Portfolio Managers’ Report

Industry Allocation
as of November 30, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Equity Dividend Fund (the “Fund”) seeks growth of capital and current income. The Fund is managed by Christopher Corapi and David Powers, CFA, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six month period ended November 30, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of 19.59% compared to the Russell 1000® Value Index(1), which returned 20.19% for the same period.

Portfolio Specifics: Our security selection decisions added value for the period, though not enough to offset the Fund’s expenses. The Fund therefore trailed its benchmark slightly on a net-asset-value (“NAV”) basis.

The Fund benefited from strong stock selection in the consumer discretionary and information technology sectors. Within consumer discretionary, CBS Corp. was our strongest performer as its stock price recovered from very depressed levels. We continue to like this stock: we believe it has an attractive valuation and we expect its earnings outlook to improve given its substantial expense control efforts and continued market share growth. Within information technology, Harris Corp., a company that designs and builds communications technology used by the U.S. military, was a strong performer. The stock benefited from some new contracts from the State Department and the U.S. Navy in October. The Fund remains overweight in this stock, as we like its stable business and predictable revenue coming from the U.S. government, which is the company’s biggest customer. With the United States involved in two armed conflicts and no end in sight to either, demand should remain steady for the company’s products.

The equity markets rallied five out of six months, taking a breather in October. Most of this upswing, however, was in what we viewed as low quality, riskier stocks as investors began to dip into the equity markets with a stronger risk appetite. The Fund focuses on what we believe are high quality stocks with growth prospects and this low quality rally therefore hurt relative returns. Within energy, our overweight in EnCana Corp. detracted from performance as the stock was not part of the low quality rally during the period. Within the financials services sector, our slight underweight in Bank of America Corp. cost us relative performance as the stock rose sharply.

Current Strategy and Outlook: Currently, the Fund is positioned in companies that, in our view, have strong or improving dividend yields, powerful competitive positions, robust end markets or superior capital allocation opportunities. We believe each stock possesses an attractive valuation and dividend as well as a clear catalyst to improve it. Top holdings include EnCana Corp., Pfizer Inc., and NSTAR, which we believe are solid companies with good fundamentals, appealing dividend yields, high free cash flows and good balance sheets.

(1)	The Russell 1000 Value® Index is an unmanaged index that measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of November 30, 2009
(as a percent of net assets)

ExxonMobil Corp.	4.8%
Pfizer, Inc.	4.7%
General Electric Co.	3.5%
JPMorgan Chase & Co.	3.2%
Verizon Communications, Inc.	2.8%
Bank of America Corp.	2.7%
Home Depot, Inc.	2.6%
ConocoPhillips	2.5%
Chevron Corp.	2.2%
Wells Fargo & Co.	2.1%

Portfolio holdings are subject to change daily.

ING Growth Opportunities Fund
Portfolio Managers’ Report

Industry Allocation
as of November 30, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Growth Opportunities Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Uri Landesman and Jeff Bianchi, Portfolio Managers of ING Investment Management Co. (“ING IM”) — the Sub-Adviser.

Performance: For the six month period ended November 30, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of 21.02% compared to the Russell 3000® Growth Index(1)and the Russell 1000® Growth Index(2), which returned 20.23% and 20.67%, respectively, for the same period.

Portfolio Specifics: During the reporting period, the markets had positive results for five of the six months. The one negative month was October, yet markets rebounded the following month. A host of economic indicators has all but verified the end of the U.S. recession during the summer. The housing sector is improving, corporations are in better shape, and consumer confidence has rebounded somewhat. Nevertheless, the economic picture is not all rosy — employment remains a concern, consumer spending is still at depressed levels and credit conditions are still stressed.

The stock market, as measured by the Russell 3000® Growth Index had a robust return, posting a 20.23% rise. Each of the ten Global Industry Classification Standard (“GICS”) sectors was positive. Information technology was the leading sector, gaining close to 27% in value. Computer peripherals and computer processing hardware were the top two sub sectors. Coming in second, consumer discretionary was up over 22%. Home furnishings and internet retail helped to drive the performance. Both utilities and energy participated in the rally, albeit at a tempered pace, posting a 7.41% and 8.75% gain.

The Fund outperformed the Russell 3000® Growth benchmark due to broad based, positive security selection. Stock selection contributed the most among financials, but also was nicely spread among information technology, consumer staples and health care. Weak selection in consumer discretionary detracted most from the result.

The primary contributors for the period were Apple Inc. (“Apple”), Microsoft Corp. (“Microsoft”) and Google Inc. (“Google”). Apple was among the top performing stocks in the portfolio during reporting period, rising amidst improved revenues and profits. Microsoft outperformed the broader market, helped by posting fiscal first quarter results (October) that beat analysts’ expectations. Google saw share prices appreciate during the six-month period due to improvements in the global advertising market and modest gains in revenue.

The primary detractors for the period included Abercrombie & Fitch Co. (“Abercrombie & Fitch”), Talisman Energy Inc. (“Talisman Energy”) and Nexen Inc. (“Nexen). Abercrombie & Fitch underperformed due to weaker than expected results as the company struggled to find the right balance between promotions and preserving brand value in the difficult consumer environment. Nexen and Talisman Energy are Canadian oil companies that sold off during the first several weeks of June due to sliding oil prices. We subsequently sold both positions.

Current Strategy & Outlook: During the third quarter, a near record 80% of companies beat analyst earnings expectations, while 55% posted revenues that exceeded expectations. Despite these impressive results, the reality for the overall economy is not as sanguine. We expect the economic recovery to be gradual, though we believe the United States should avoid a double-dip recession. Policy measures will remain supportive for an extended period.

We believe that cyclical stocks will outperform in the future, particularly within information technology and consumer discretionary. In our opinion, cyclical sectors should post faster earnings growth in 2010 than defensive sectors as corporate profits rebound. Additionally, we believe accommodative monetary policy should ensure a growth recovery setting the environment for valuation multiple expansions.

(1)	The Russell 3000® Growth Index is an unmanaged index that measures performance of broad growth segment of the U.S. Equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values.
(2)	The Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of November 30, 2009
(as a percent of net assets)

Microsoft Corp.	5.1%
Apple, Inc.	4.7%
Google, Inc. – Class A	3.9%
Cisco Systems, Inc.	3.6%
Wal-Mart Stores, Inc.	3.2%
Philip Morris International, Inc.	3.1%
Cognizant Technology Solutions Corp.	2.0%
Qualcomm, Inc.	2.0%
Danaher Corp.	1.8%
Coach, Inc.	1.8%

Portfolio holdings are subject to change daily.

ING MidCap Opportunities Fund
Portfolio Managers’ Report

Industry Allocation
as of November 30, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING MidCap Opportunities Fund (the “Fund”) seeks long term capital appreciation. The Fund is managed by Uri Landesman and Jeff Bianchi, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six month period ended November 30, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of 21.94% compared to the Russell Midcap® Growth Index(1) and the Russell Midcap® Index(2), which returned 18.69% and 21.30%, respectively, for the same period.

Portfolio Specifics: During the reporting period, the markets had positive results for five of the six months. The one negative month was October, yet markets rebounded the following month. A host of economic indicators has all but verified the end of the U.S. recession during the summer. The housing sector is improving, corporations are in better shape, and consumer confidence has rebounded somewhat. Nevertheless, the economic picture is not all rosy — employment remains a concern, consumer spending is still at depressed levels and credit conditions are still stressed.

The Fund benefited from positive security selection and sector allocation during the period. Positive selection was spread among several sectors, particularly information technology, health care and telecommunication services. An overweight to the consumer discretionary sector helped results, as did an underweight to utilities. In contrast, weak selection in the energy sector detracted from results.

Among the Fund’s top performers were Priceline.com, Inc. (“Priceline.com”), NetApp, Inc (“NetApp”). and CBS Corp.(“CBS”). Priceline.com outperformed as second quarter earnings significantly exceeded both the company’s guidance and expectations. They continue to post strong share gains with hotel room nights sold accelerating to 44% year over year growth in the second quarter. When combined with improving industry travel trends and a diminishing foreign currency drag, the stock benefited from strong positive estimate revisions. NetApp shares rallied during the period, helped by stronger, more consistent revenues and optimistic guidance for the third quarter of fiscal year 2010.

CBS outperformed because of a stronger than expected second quarter report, which showed early signs of improvement in radio and local advertising, two of the hardest hit areas in the ad space. CBS has also posted strong ratings results in the first few weeks of the primetime TV season, continuing its lead among networks. Combined, these facts gave investors increased confidence in a 2010 recovery of advertising revenues, which comprises nearly two-thirds of CBS’ total revenues.

Detractors for the period included Southwestern Energy Co. (“Southwestern Energy”) and Synaptics, Inc. (“Synaptics”). Southwestern Energy saw shares slide during the beginning of June due to lower realized natural gas prices and higher operating costs and expenses. Synaptics sold off rather precipitously in July after announcing lower first quarter earnings and a first half 2010 revenue outlook that missed analyst’s expectations. Management forecasted revenue to be $113-119 million, whereas average analyst expectations called for revenue of $146 million for the first quarter of 2010.

Current Strategy & Outlook: During the third quarter, a near record 80% of companies beat analyst earnings expectations, while 55% posted revenues that exceeded expectations. Despite these impressive results, the reality for the overall economy is not as sanguine. We expect the economic recovery to be gradual, though, in our opinion, the United States should avoid a double-dip recession. We believe policy measures will remain supportive for an extended period.

Our outlook remains between the bull and bear camps, mildly bullish on the equity markets. We remain extremely bullish on higher quality growth issues, which we believe are still selling at relatively depressed levels. In our opinion, the valuation disparity has abated due to the participation of higher quality names in the rally. We are watching out for the quantification of higher tax rates, greater government regulation, and trade and fiscal deficit imbalances, all of which, in our opinion, tend to suppress market valuations.

As always, we continuously seek companies that exhibit what we believe are strong relative business momentum and market recognition at appropriate prices.

(1)	The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.

(2)	The Russell Midcap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of November 30, 2009
(as a percent of net assets)

Cognizant Technology Solutions Corp.	2.4%
NetApp, Inc.	2.3%
Coach, Inc.	2.2%
BMC Software, Inc.	2.0%
Priceline.com, Inc.	1.9%
Coca-Cola Enterprises, Inc.	1.8%
Invesco Ltd.	1.8%
Bed Bath & Beyond, Inc.	1.7%
Micros Systems, Inc.	1.7%
QLogic Corp.	1.7%

Portfolio holdings are subject to change daily.

ING Opportunistic LargeCap Fund
Portfolio Managers’ Report

Industry Allocation
as of November 30, 2009
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Opportunistic LargeCap Fund (the “Fund”) seeks long-term growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks. The Fund is managed by Vincent Costa, CFA, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six month period ended November 30, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of 17.89% compared to the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index(1), which returned 20.50% for the same period.

Portfolio Specifics: The reporting period was challenging for the Fund, as most of the quantitative factors used in our models were highly volatile. Although valuation factors such as book to price and sales to price did relatively well, their contributions were overwhelmed by the severe underperformance of market recognition factors like price momentum and analysts’ estimate revisions. The equity markets rallied five out of six months, taking a breather in October. Most of this upswing, however, was in low quality, riskier stocks as investors began to dip into the equity markets with a stronger risk appetite.

Security selection detracted from results for the period. Stock selection was most detrimental among consumer discretionary companies, particularly within retailers, which lagged the broad market rally. Selection in the telecommunication services sector also hurt results, for example, through our overweights in Sprint Nextel Corp. (“Sprint Nextel”). Underweight positions in diversified financials such as Bank of America Corp. (“Bank of America”) also hurt returns. Selection in the consumer staples and information technology sectors offset some of these losses.

Sector allocation added returns through an overweight position in the information technology sector and underweight positions in the energy and consumer staples sectors.

Top detractors for the reporting period included underweight positions in Microsoft Corp. and Bank of America, and an overweight position in Sprint Nextel. The top contributors for the period were overweight positions in strong performers such as American Express Co., Medco Health Solutions, Inc. and eBay, Inc.

Current Outlook and Strategy: Our research builds structured portfolios of stock with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. Our analysis positions the portfolio to capitalize on what we believe are high quality companies with superior business momentum, strong earnings and attractive valuations.

The Fund is currently overweight in the healthcare and information technology sectors and underweight in the energy and consumer discretionary sectors.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of November 30, 2009
(as a percent of net assets)

International Business Machines Corp.	3.5%
Procter & Gamble Co.	3.4%
AT&T, Inc.	3.3%
Pfizer, Inc.	3.2%
Microsoft Corp.	3.1%
General Electric Co.	2.9%
Wells Fargo & Co.	2.7%
EMC Corp.	2.3%
National Oilwell Varco, Inc.	2.0%
Oracle Corp.	2.0%

Portfolio holdings are subject to change daily.

ING SmallCap Opportunities Fund
Portfolio Managers’ Report

Industry Allocation
as of November 30, 2009
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING SmallCap Opportunities Fund (the “Fund”) seeks capital appreciation. The Fund is managed by Steve Salopek and James Hasso, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six month period ended November 30, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of 16.48% compared to the Russell 2000® Growth Index(1) and the Russell 2000® Index(2), which returned 14.84% and 16.35%, respectively, for the same period.

Portfolio Specifics: Market rallies during the period were generally led by stocks of low market capitalization and low quality — the same factors that have driven performance since the market low in March 2009. This type of environment has been a headwind for active managers, who tend to have a higher quality, higher market-cap bias to their portfolios. Only slightly more than half of small-cap growth managers outperformed their benchmarks. Large-cap stocks, as measured by the Russell 1000® Index, outperformed small-caps, returning 20.48%; mid-cap stocks, as measured by the Russell Midcap® Index, outperformed both large- and small-cap stocks for the period, gaining 21.30%.

Stock selection within industrials, financials and healthcare benefited the Fund during the period. Notable outperformance among industrials was due mainly to strong stock selection within machinery and commercial services and supplies. Financials benefited from stock selection within commercial banks and capital markets. Biotechnology was the largest contributor to performance within health care. Stock selection within consumer discretionary detracted from performance. Returns were held back by stock selection and an underweight in textiles, apparel and luxury goods.

Human Genome Sciences, Inc. (“Human Genome Sciences”) and Bally Technologies, Inc. (“Bally Technologies”) contributed significantly to performance over the period. Human Genome Sciences, a biopharmaceutical company, reported positive clinical data in July and November for its drug Benlysta, which treats Lupus. Lupus is potentially a large market opportunity for the company, as it is an area of high, unmet medical need. The U.S. Food and Drug Administration (“FDA”) has approved no new drugs to treat the disease over the past few decades. Reporting two positive clinical trials bodes well for potential FDA approval of Benlysta.

Bally Technologies manufactures casino gaming equipment such as slot machines and software systems. The stock has performed strongly because the company has met or beat earnings expectations, and because investors are starting to see an improvement in the longer-term fundamental picture. The company continues to gain share in its installed base. Industry participants and investors are starting to believe the replacement cycle for slot machines will improve in 2010. The replacement cycle for 2009 appears to be a trough; we believe that the company’s earnings will improve as the industry improves.

The most significant detractors for the period were Jack in the Box, Inc. (“Jack in the Box”) and STEC, Inc. Jack in the Box, Inc. is a quick service restaurant that owns and franchises both Jack in the Box and Qdoba Mexican Grill restaurants. The stock sold off due to investors’ concerns surrounding the company’s future performance, given the difficult economic environment and its geographic exposure, which is heavily concentrated in California. The Fund continues to hold the stock, as the company’s fundamentals have performed relatively well in comparison to its peers.

STEC, Inc. manufactures custom computer memory solutions based on flash memory and dynamic random access memory (DRAM) technologies. The stock’s poor performance was due to cuts in the company’s earnings forecasts, a result of excess inventory. The Fund no longer holds a position in the company.

Current Strategy & Outlook: We believe that the economy will continue to recover slowly and we remain focused on companies with what we believe are strong balance sheets and good cash flow generation capabilities. Given that the majority of stocks that have performed well since the market low in March 2009 have been lower quality, more cyclical names, we believe that many of these stocks have become expensive on a relative valuation basis, as a rapid and strong recovery has already been priced in. We are now focusing on companies that are less cyclical and more attractive from a valuation standpoint. We continue to take advantage of the volatility in the market to acquire what we believe are attractively valued companies whose share prices, we believe, are not trading on fundamentals.

(1)	The Russell 2000® Growth Index is an unmanaged index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.

(2)	The Russell 2000® Index is unmanaged an index that measures the performance of securities of small U.S. companies.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of November 30, 2009
(as a percent of net assets)

Solera Holdings, Inc.	1.5%
Bally Technologies, Inc.	1.4%
Healthsouth Corp.	1.4%
Haemonetics Corp.	1.3%
Informatica Corp.	1.2%
Stifel Financial Corp.	1.2%
Steris Corp.	1.1%
Gymboree Corp.	1.1%
Watsco, Inc.	1.1%
Dril-Quip, Inc.	1.1%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund – Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING SmallCap Value Multi-Manager Fund
Portfolio Managers’ Report

Industry Allocation
as of November 30, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING SmallCap Value Multi-Manager Fund (the “Fund”) seeks maximum long term capital appreciation. The Fund is managed by Phyllis G. Thomas, CFA, Managing Director, of NWQ Investment Management Company, LLC (“NWQ”), Robert A. Schwarzkopf, CFA, Craig Stone and Julie Kutasov, CPA, of Kayne Anderson Rudnick Investment Management, LLC (“Kayne”) and Vincent Costa, CFA of ING Investment Management Co. (“ING IM”) — the Sub-Advisers.

Performance: For the six month period ended November 30, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of 19.25% compared to the Russell 2000® Value Index(1) and the Russell 2000® Index(2), which returned 17.83% and 16.35%, respectively, for the same period.

Portfolio Specifics: NWQ sleeve(3)— During the six months ended November 30, 2009 the major equity indices rebounded significantly and small cap value outperformed its growth counterpart. The fund realized a positive return and outperformed the Russell 2000® Value Index by approximately 1.20%(4). The outperformance in small cap stocks in the NWQ sleeve of the portfolio was driven primarily by industry selection, specifically an overweight position in the materials and processing sector. Positive stock selection in the consumer discretionary and technology sectors contributed the portfolio’s top performers, Elizabeth Arden, Inc. and Avocent Corp. Stock selection in the producer durables sector however, detracted from performance. Our overweight position in energy also underperformed, contributing two of the portfolio detractors, Bill Barrett Corp. and Approach Resources, Inc. Kayne sleeve(3)— The markets exhibited strong performance during the six-month period ending November 30, 2009, continuing the rebound that began in early March. Mixed economic metrics fueled investor belief that the economy was showing signs of stability and that the near-term default risk of corporations had fallen. Low-quality stocks, as measured by S&P Quality Rankings, outperformed high-quality stocks during the period. The fund outperformed the Russell 2000® Value Index for the six-month period by over 5.00%(4). Despite the outperformance of low-quality during the period, the fund outperformed due to strong stock selection. Specifically, the fund’s “A” ranked stocks strongly outperformed the “A” ranked companies in the benchmark and the Fund’s “unrecognized quality” stocks, or those stocks that do not have an S&P stock ranking, significantly outperformed the “not categorized” companies in the Russell 2000 Value® Index. ING IM sleeve(3) — The fund had strong performance for the reporting period. The fund outperformed the Russell 2000® Value Index for the six-month period by 2.23%(4). Our valuation factors like book to price and sales to price added to returns as the deep value stocks led the rally in equity markets. Market recognition factors such as price momentum did not work well during the period but their underperformance was more than offset by the significant returns from our valuation factors. Security selection was the primary contributor to returns. Selection was good across most of our sectors with consumer discretionary, financial services and materials sectors being the primary contributor to returns. Selection in the energy sector was not favorable and partially offset some of the gains. Sector allocation detracted from returns with our underweight position in materials and overweight position in utilities hurting returns. Top performers during the period were overweight positions in Perot Systems Corp., Schweitzer-Mauduit International, Inc. and Buckeye Technologies, Inc. The top detractors this period included an underweight position in Domtar Corp., and overweight positions in Ralcorp Holdings, Inc. and Sterling Financial Corp.

Current Strategy & Outlook: NWQ sleeve(3) — The rally and change in market sentiment over the past six months has been absolutely stunning. The decline in risk premiums in the market has been dramatic leaving valuations certainly less compelling. Money and fiscal policy, however, remain a positive influence for stocks. We believe small cap stocks should continue to benefit from a steep yield curve and narrow credit spreads. Importantly, we are still finding opportunity in the Small Cap universe to invest in what we view as mispriced securities with good risk/reward. Kayne sleeve(3) — Despite the unprecedented global fiscal and monetary policy support and recent stabilization in the financial system, we continue to operate in an environment where credit remains both more expensive and less available as financial institutions rein in their lending standards. Further, unemployment is hitting 26-year highs, weakening ongoing consumer spending which makes up nearly three quarters of the U.S. economy. In our opinion, these factors decrease the likelihood of a sharp or swift economic recovery. Amid this environment, we believe the businesses in which we invest — those that have significant control over their markets and do not depend on external financing — will prosper. ING IM sleeve(3) — Our research builds structured portfolios of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. Our analysis positions the fund to capitalize on what we believe are high quality companies with superior business momentum, growing earnings and attractive valuations. At the end of the reporting period, the fund was overweight in the utilities and information technology sectors and underweight in the consumer discretionary and industrials sectors.

(1)	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

(2)	The Russell 2000® Index is an unmanaged index that measures the performance of securities of small U.S. companies.

(3)	For the purposes of these discussions, “the fund” refers to each Sub-Adviser’s respectively managed portion of ING SmallCap Value Multi-Manager Fund.

(4)	Gross performance includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of November 30, 2009
(as a percent of net assets)

Lincoln Electric Holdings, Inc.	2.9%
Elizabeth Arden, Inc.	2.4%
Royal Gold, Inc.	2.1%
Ares Capital Corp.	2.1%
Griffon Corp.	2.1%
World Fuel Services Corp.	2.0%
Actel Corp.	1.9%
Aspen Insurance Holdings Ltd.	1.8%
ABM Industries, Inc.	1.8%
CIRCOR International, Inc.	1.7%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund – Class I.

Portfolio holdings are subject to change daily.

ING Value Choice Fund
Portfolio Managers’ Report

Industry Allocation
as of November 30, 2009
(as a percent of net assets)
Portfolio holdings are subject to change daily.

The ING Value Choice Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by David B. Iben, CFA, Chief Investment Officer, Executive Managing Director and Co-President of Tradewinds Global Investors, LLC — the Sub-Adviser.

Performance: For the six month period ended November 30, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of 21.25% compared to the Russell 3000® Value Index(1) and the Russell Midcap® Index(2), which returned 20.01% and 21.30%, respectively, for the same period.

Portfolio Specifics: Relative to the Russell 3000® Value Index, the Fund maintained a significant underweight position in the financial services sector and significant overweight position in the materials & processing sector during the period. The Fund’s positions in producer durables and healthcare companies detracted most from relative returns, while its technology and energy sectors added most to relative outperformance during the period.

The Fund’s top performer was Domtar Corporation, a manufacturer and marketer of paper and pulp in North America, which operates in three segments: papers, paper merchants and wood. While the company had underperformed previously due to oversupply and decreasing demand for paper, in addition to looming concerns over the company’s ability to refinance its 2011 debt maturities, the company took positive steps to close some of its operations to reduce capacity. The share price improved due to higher shipments and lower inventories versus prior quarters, lower materials and freight costs, improved overall cost control and successful refinancing in June.

Another top performer was Lucent Technologies Capital Trust I (“Lucent Technologies”) convertible preferred. Lucent Technologies is now Alcatel-Lucent, a company that provides product offerings that enables its clients to deliver voice, data and video communication services to end users. This preferred stock, which had previously underperformed due to the market’s misperception of Alcatel-Lucent’s liquidity position, rebounded as fears of the company going bankrupt abated.

Tesoro Corp. (“Tesoro”), a U.S. refining and marketing company that operates primarily on the west coast, detracted most from Fund performance. After more than doubling off the bottom last fall, Tesoro shares have lagged over the last six months. The market seems to be myopically focused on near-term issues, such as high inventory levels. We continue to believe that Tesoro is a market leader in one of the most profitable refining markets in the world.

Tyson Foods, Inc. (“Tyson Foods”) produces, distributes and markets chicken, beef, pork, prepared foods and related products. Tyson Food’s share price had appreciated considerably year-to-date prior to the reporting period, but during the reporting period its share price declined and the holding was one of the larger underperformers. We believe that investors have over-reacted to liquidity conditions and a competitor’s bankruptcy, incorrectly believing that all indebted protein companies were alike.

Current Strategy & Outlook: We believe that the markets will continue to be volatile as an economic recovery with a historically slow pace may no longer be greeted with enthusiasm. In this environment, investors are advised to protect their portfolio from the threat of a loss of purchasing power (driven by inflation). We continue to believe that all investors should maintain a meaningful allocation in hard assets, gold and global equities especially in light of low nominal returns (and negative real returns) on cash equivalents and sovereign bonds. We remain attracted to what we believe are reserve-rich resource companies that are trading at below their intrinsic value and select healthcare companies have recently become very attractive, particularly in the U.S., as the healthcare debate rages. Common stocks can be expected to be volatile and unsettling at times but we believe they should reward patient, long-term investors.

(1)	The Russell 3000® Value Index is a market capitalization-weighted index of stocks of the 3,000 largest U.S. domiciled companies that exhibit value-oriented companies.

(2)	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of November 30, 2009
(as a percent of net assets)

Lihir Gold Ltd. ADR	3.6%
Kinross Gold Corp.	3.6%
Newmont Mining Corp.	3.5%
Barrick Gold Corp.	3.5%
Wal-Mart Stores, Inc.	2.9%
Ameren Corp.	2.8%
Nippon Telegraph & Telephone Corp. ADR	2.6%
Lucent Technologies Capital Trust I	2.5%
Tyson Foods, Inc.	2.5%
Tesoro Corp.	2.2%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b–1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2009 to November 30, 2009. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During The	Account	Account		During The
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	June 1,	November 30,	Expense	November 30,	June 1,	November 30,	Expense	November 30,
	2009	2009	Ratio	2009*	2009	2009	Ratio	2009*

ING Real Estate Fund

Class A	$1,000.00	$1,350.10	1.24%	$7.31	$1,000.00	$1,018.85	1.24%	$6.28
Class B	1,000.00	1,345.40	1.99	11.70	1,000.00	1,015.09	1.99	10.05
Class C	1,000.00	1,345.60	1.99	11.70	1,000.00	1,015.09	1.99	10.05
Class I	1,000.00	1,352.30	0.90	5.31	1,000.00	1,020.56	0.90	4.56
Class O	1,000.00	1,351.10	1.24	7.31	1,000.00	1,018.85	1.24	6.28
Class W	1,000.00	1,352.60	0.92	5.43	1,000.00	1,020.46	0.92	4.66
ING Equity Dividend Fund

Class A	1,000.00	1,195.90	1.25	6.88	1,000.00	1,018.80	1.25	6.33
Class B	1,000.00	1,191.20	2.00	10.99	1,000.00	1,015.04	2.00	10.10
Class C	1,000.00	1,191.50	2.00	10.99	1,000.00	1,015.04	2.00	10.10
Class W	1,000.00	1,166.00	1.00	5.43	1,000.00	1,020.05	1.00	5.06

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During The	Account	Account		During The
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	June 1,	November 30,	Expense	November 30,	June 1,	November 30,	Expense	November 30,
	2009	2009	Ratio	2009*	2009	2009	Ratio	2009*

ING Growth Opportunities Fund

Class A	$1,000.00	$1,210.20	1.35%	$7.48	$1,000.00	$1,018.30	1.35%	$6.83
Class B	1,000.00	1,206.00	2.00	11.06	1,000.00	1,015.04	2.00	10.10
Class C	1,000.00	1,205.90	2.00	11.06	1,000.00	1,015.04	2.00	10.00
Class I	1,000.00	1,211.90	1.00	5.54	1,000.00	1,020.05	1.00	5.06
Class W(1)	1,000.00	985.50	1.00	0.22	1,000.00	1,020.05	1.00	5.06
ING MidCap Opportunities Fund

Class A	1,000.00	1,219.40	1.35	7.51	1,000.00	1,018.30	1.35	6.83
Class B	1,000.00	1,215.80	2.10	11.66	1,000.00	1,014.54	2.10	10.61
Class C	1,000.00	1,214.90	2.10	11.66	1,000.00	1,014.54	2.10	10.61
Class I	1,000.00	1,221.90	0.99	5.51	1,000.00	1,020.10	0.99	5.01
Class O	1,000.00	1,220.00	1.35	7.51	1,000.00	1,018.30	1.35	6.83
Class W	1,000.00	1,177.70	1.01	5.51	1,000.00	1,020.00	1.01	5.11
ING Opportunistic LargeCap Fund

Class A	1,000.00	1,178.90	1.25	6.83	1,000.00	1,018.80	1.25	6.33
Class B	1,000.00	1,174.00	2.00	10.90	1,000.00	1,015.04	2.00	10.10
Class C	1,000.00	1,173.80	2.00	10.90	1,000.00	1,015.04	2.00	10.10
Class I	1,000.00	1,184.30	0.48	2.63	1,000.00	1,022.66	0.48	2.43
Class W	1,000.00	1,182.50	0.58	3.17	1,000.00	1,022.16	0.58	2.94
ING SmallCap Opportunities Fund

Class A	1,000.00	1,164.80	1.50	8.14	1,000.00	1,017.55	1.50	7.59
Class B	1,000.00	1,159.80	2.25	12.18	1,000.00	1,013.79	2.25	11.36
Class C	1,000.00	1,160.20	2.25	12.18	1,000.00	1,013.79	2.25	11.36
Class I	1,000.00	1,167.90	0.92	5.00	1,000.00	1,020.46	0.92	4.66
Class W	1,000.00	1,167.40	0.99	5.38	1,000.00	1,020.10	0.99	5.01
ING SmallCap Value Multi-Manager Fund

Class A	1,000.00	1,192.50	1.50	8.24	1,000.00	1,017.55	1.50	7.59
Class B	1,000.00	1,188.00	2.25	12.34	1,000.00	1,013.79	2.25	11.36
Class C	1,000.00	1,187.70	2.25	12.34	1,000.00	1,013.79	2.25	11.36
Class I	1,000.00	1,194.50	1.02	5.61	1,000.00	1,019.95	1.02	5.16
Class W	1,000.00	1,194.70	1.07	5.89	1,000.00	1,019.70	1.07	5.42
ING Value Choice Fund

Class A	1,000.00	1,212.50	1.40	7.76	1,000.00	1,018.05	1.40	7.08
Class B	1,000.00	1,208.50	2.15	11.90	1,000.00	1,014.29	2.15	10.86
Class C	1,000.00	1,208.70	2.15	11.90	1,000.00	1,014.29	2.15	10.86
Class I	1,000.00	1,214.30	1.15	6.38	1,000.00	1,019.30	1.15	5.82
Class O	1,000.00	1,213.60	1.40	7.77	1,000.00	1,018.05	1.40	7.08
Class W	1,000.00	1,213.90	1.15	6.38	1,000.00	1,019.30	1.15	5.82

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

(1)	Commencement of operations was November 23, 2009. Expenses paid for the Actual Fund Return reflect the 8 day period ended November 30, 2009.

STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2009 (Unaudited)

	ING	ING	ING	ING
	Real	Equity	Growth	MidCap
	Estate	Dividend	Opportunities	Opportunities
	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$455,328,329	$7,544,052	$72,594,540	$252,851,723
Short-term investments at value**	—	—	625,068	2,637,468
Short-term investments in affiliated underlying funds***	5,140,453	—	721,000	2,799,000
Cash	—	24,304	17,446	66,934
Foreign currencies at value****	—	—	—	5,590
Receivables:
Investment securities sold	—	10,885	2,220,175	1,467,604
Fund shares sold	225,206	17,424	32,090	216,590
Dividends and interest	1,826,122	23,864	149,131	332,881
Prepaid expenses	63,901	35,133	33,588	34,207
Reimbursement due from manager	—	2,923	42,133	49,809

Total assets	462,584,011	7,658,585	76,435,171	260,461,806

LIABILITIES:
Payable for investment securities purchased	—	30,229	561,648	1,003,034
Payable for fund shares redeemed	566,135	—	156,723	175,558
Payable upon receipt of securities loaned	—	—	663,831	2,781,320
Payable to affiliates	323,083	7,053	52,464	269,044
Payable for trustee fees	7,079	104	6,569	15,849
Other accrued expenses and liabilities	181,524	13,676	181,131	541,121

Total liabilities	1,077,821	51,062	1,622,366	4,785,926

NET ASSETS	$461,506,190	$7,607,523	$74,812,805	$255,675,880

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$578,970,364	$7,835,356	$349,079,773	$339,653,172
Undistributed net investment income (distributions in excess of net investment income/accumulated net investment loss)	(768,078)	22,075	(162,292)	(295,591)
Accumulated net realized loss on investments and foreign currency related transactions	(256,956,823)	(1,217,249)	(287,434,746)	(128,304,885)
Net unrealized appreciation on investments and foreign currency related transactions	140,260,727	967,341	13,330,070	44,623,184

NET ASSETS	$461,506,190	$7,607,523	$74,812,805	$255,675,880

+ Including securities loaned at value	$—	$—	$683,596	$2,842,234
* Cost of investments in securities	$315,067,602	$6,576,717	$59,225,652	$208,085,249
** Cost of short-term investments	$—	$—	$663,831	$2,781,320
*** Cost of short-term investments in affiliated underlying funds	$5,140,453	$—	$721,000	$2,799,000
**** Cost of foreign currencies	$—	$—	$—	$5,070

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2009 (Unaudited) (continued)

	ING	ING	ING	ING
	Real	Equity	Growth	MidCap
	Estate	Dividend	Opportunities	Opportunities
	Fund	Fund	Fund	Fund

Class A:
Net assets	$80,975,428	$6,273,700	$39,736,637	$133,427,069
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	8,044,658	756,727	2,332,058	9,638,295
Net asset value and redemption price per share	$10.07	$8.29	$17.04	$13.84
Maximum offering price per share (5.75%)(1)	$10.68	$8.80	$18.08	$14.68
Class B:
Net assets	$1,548,991	$224,159	$13,884,349	$16,266,429
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	153,305	27,101	865,877	1,289,437
Net asset value and redemption price per share(2)	$10.10	$8.27	$16.04	$12.62
Maximum offering price per share	$10.10	$8.27	$16.04	$12.62
Class C:
Net assets	$4,889,699	$1,106,205	$15,501,380	$50,309,662
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	464,881	133,284	969,487	4,010,240
Net asset value and redemption price per share(2)	$10.52	$8.30	$15.99	$12.55
Maximum offering price per share	$10.52	$8.30	$15.99	$12.55
Class I:
Net assets	$347,083,625	n/a	$5,406,360	$18,359,953
Shares authorized	unlimited	n/a	unlimited	unlimited
Par value	$0.01	n/a	$0.01	$0.01
Shares outstanding	32,322,510	n/a	301,081	1,258,665
Net asset value and redemption price per share	$10.74	n/a	$17.96	$14.59
Maximum offering price per share	$10.74	n/a	$17.96	$14.59
Class O:
Net assets	$23,965,272	n/a	n/a	$32,555,134
Shares authorized	unlimited	n/a	n/a	unlimited
Par value	$0.01	n/a	n/a	$0.01
Shares outstanding	2,384,479	n/a	n/a	2,357,169
Net asset value and redemption price per share	$10.05	n/a	n/a	$13.81
Maximum offering price per share	$10.05	n/a	n/a	$13.81
Class W:
Net assets	$3,043,175	$3,459	$284,079	$4,757,633
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	254,420	400	16,107	326,252
Net asset value and redemption price per share	$11.96	$8.65	$17.64	$14.58
Maximum offering price per share	$11.96	$8.65	$17.64	$14.58

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2009 (Unaudited) (continued)

	ING	ING	ING	ING
	Opportunistic	SmallCap	SmallCap Value	Value
	LargeCap	Opportunities	Multi-Manager	Choice
	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$20,154,750	$93,862,886	$20,216,548	$457,960,503
Short-term investments at value**	—	3,548,429	92,165	12,202,471
Short-term investments in affiliated underlying funds***	299,000	1,275,000	393,856	46,367,914
Cash	436	753	1,838	—
Receivables:
Investment securities sold	60,283	743,698	162,461	100
Fund shares sold	8,392	26,639	5,717	3,726,838
Dividends and interest	46,490	116,579	15,320	1,880,987
Prepaid expenses	42,459	39,545	23,689	49,126
Reimbursement due from manager	7,600	47,650	5,669	—

Total assets	20,619,410	99,661,179	20,917,263	522,187,939

LIABILITIES:
Payable for investment securities purchased	63,189	537,916	40,205	7,234,747
Payable for fund shares redeemed	59,088	262,755	38,991	1,345,858
Payable upon receipt of securities loaned	—	3,621,013	113,207	12,315,005
Payable to affiliates	19,062	112,369	25,456	566,353
Payable for trustee fees	2,373	6,664	2,722	2,211
Other accrued expenses and liabilities	75,572	247,490	70,630	362,950

Total liabilities	219,284	4,788,207	291,211	21,827,124

NET ASSETS	$20,400,126	$94,872,972	$20,626,052	$500,360,815

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$65,244,164	$338,711,083	$44,824,691	$509,051,574
Undistributed net investment income (accumulated net investment loss)	49,370	(408,796)	37,772	3,468,540
Accumulated net realized loss on investments	(47,215,308)	(249,593,104)	(25,685,564)	(85,180,780)
Net unrealized appreciation on investments	2,321,900	6,163,789	1,449,153	73,021,481

NET ASSETS	$20,400,126	$94,872,972	$20,626,052	$500,360,815

+ Including securities loaned at value	$—	$3,541,418	$105,359	$11,518,790
* Cost of investments in securities	$17,832,850	$87,626,513	$18,746,353	$384,826,488
** Cost of short-term investments	$—	$3,621,013	$113,207	$12,315,005
*** Cost of short-term investments in affiliated underlying funds	$299,000	$1,275,000	$393,856	$46,367,914

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2009 (Unaudited) (continued)

	ING	ING	ING	ING
	Opportunistic	SmallCap	SmallCap Value	Value
	LargeCap	Opportunities	Multi-Manager	Choice
	Fund	Fund	Fund	Fund

Class A:
Net assets	$14,934,699	$65,910,342	$15,751,608	$327,381,539
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	1,828,156	2,480,906	1,911,954	22,857,227
Net asset value and redemption price per share	$8.17	$26.57	$8.24	$14.32
Maximum offering price per share (5.75%)(1)	$8.67	$28.19	$8.74	$15.19
Class B:
Net assets	$2,023,945	$4,444,974	$1,180,783	$30,450,711
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	254,314	189,031	145,973	2,153,884
Net asset value and redemption price per share(2)	$7.96	$23.51	$8.09	$14.14
Maximum offering price per share	$7.96	$23.51	$8.09	$14.14
Class C:
Net assets	$1,298,296	$18,155,657	$3,045,952	$96,547,402
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	164,341	773,786	376,216	6,834,829
Net asset value and redemption price per share(2)	$7.90	$23.46	$8.10	$14.13
Maximum offering price per share	$7.90	$23.46	$8.10	$14.13
Class I:
Net assets	$2,142,459	$5,797,205	$614,037	$11,733,118
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	258,465	210,411	74,066	812,226
Net asset value and redemption price per share	$8.29	$27.55	$8.29	$14.45
Maximum offering price per share	$8.29	$27.55	$8.29	$14.45
Class O:
Net assets	n/a	n/a	n/a	$2,362,060
Shares authorized	n/a	n/a	n/a	unlimited
Par value	n/a	n/a	n/a	$0.01
Shares outstanding	n/a	n/a	n/a	165,673
Net asset value and redemption price per share	n/a	n/a	n/a	$14.26
Maximum offering price per share	n/a	n/a	n/a	$14.26
Class W:
Net assets	$727	$564,794	$33,672	$31,885,985
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	88	20,551	3,949	2,058,383
Net asset value and redemption price per share	$8.23	$27.48	$8.53	$15.49
Maximum offering price per share	$8.23	$27.48	$8.53	$15.49

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended November 30, 2009 (Unaudited)

	ING	ING	ING	ING
	Real	Equity	Growth	MidCap
	Estate	Dividend	Opportunities	Opportunities
	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$6,865,899	$116,445	$431,171	$1,489,964
Securities lending income, net	1,565	—	2,807	33,490

Total investment income	6,867,464	116,445	433,978	1,523,454

EXPENSES:
Investment management fees	1,496,593	23,281	283,656	891,284
Distribution and service fees:
Class A	87,791	7,470	66,983	154,813
Class B	7,511	809	71,637	84,835
Class C	22,069	5,113	77,712	238,421
Class O	26,207	—	—	38,474
Class Q(2)	—	—	328	5,254
Transfer agent fees:
Class A	32,584	1,509	70,242	210,194
Class B	704	37	26,424	29,053
Class C	2,060	257	28,639	80,984
Class I	7,473	—	1,591	16,143
Class O	9,752	—	—	52,385
Class Q(2)	—	—	58	5,238
Class W	200	3	20	359
Administrative service fees	213,797	3,582	37,820	235,071
Shareholder reporting expense	68,820	989	39,729	107,409
Registration fees	42,449	25,268	30,418	30,079
Professional fees	49,528	11,836	8,357	37,550
Custody and accounting expense	25,688	432	4,898	23,150
Trustee fees	7,503	101	3,294	4,941
Miscellaneous expense	17,020	3,956	8,935	28,428
Interest Expense	84	—	295	—

Total expenses	2,117,833	84,643	761,036	2,274,065
Net waived and reimbursed fees	(2,354)	(35,388)	(165,513)	(455,020)
Brokerage commission recapture	—	—	(796)	—

Net expenses	2,115,479	49,255	594,727	1,819,045

Net investment income (loss)	4,751,985	67,190	(160,749)	(295,591)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain (loss) on:
Investments	(282,215)	353,818	8,596,351	23,479,167
Foreign currency related transactions	—	530	—	271

Net realized gain (loss) on investments and foreign currency related transactions	(282,215)	354,348	8,596,351	23,479,438

Net change in unrealized appreciation or depreciation on:
Investments	123,757,379	856,150	5,898,940	23,210,447
Foreign currency related transactions	—	6	531	371

Net change in unrealized appreciation on investments	123,757,379	856,156	5,899,471	23,210,818

Net realized and unrealized gain on investments and foreign currency related transactions	123,475,164	1,210,504	14,495,822	46,690,256

Increase in net assets resulting from operations	$128,227,149	$1,277,694	$14,335,073	$46,394,665

* Foreign taxes withheld	$—	$1,188	$2,534	$5,325
(1) Dividends from affiliated underlying funds	$5,691	$27	$795	$3,572
(2) Effective November 23, 2009, Class Q shareholders of ING Real Estate Fund, ING Growth Opportunities Fund, ING MidCap Opportunities Fund, and ING SmallCap Opportunities Fund were converted to Class W shares of the Fund.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended November 30, 2009 (Unaudited)

	ING	ING	ING	ING
	Opportunistic	SmallCap	SmallCap Value	Value
	LargeCap	Opportunities	Multi-Manager	Choice
	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$174,171	$369,634	$224,922	$3,112,567
Interest	—	—	—	1,562,183
Securities lending income, net	—	32,097	2,399	78,236

Total investment income	174,171	401,731	227,321	4,752,986

EXPENSES:
Investment management fees	67,577	446,560	127,919	1,933,384
Distribution and service fees:
Class A	17,542	86,878	26,003	353,907
Class B	10,137	24,487	6,337	140,391
Class C	5,851	91,333	16,409	413,659
Class O	—	—	—	2,366
Class Q(2)	—	90	—	—
Transfer agent fees:
Class A	39,945	139,830	25,204	332,913
Class B	5,763	9,855	1,542	32,902
Class C	3,327	37,186	3,992	96,107
Class I	505	2,093	100	3,081
Class O	—	—	—	2,182
Class Q(2)	—	27	—	—
Class W	—	444	11	11,689
Administrative service fees	9,654	101,814	13,291	214,819
Shareholder reporting expense	8,401	46,774	8,493	66,058
Registration fees	27,062	34,948	29,668	47,526
Professional fees	4,944	31,457	3,211	35,972
Custody and accounting expense	1,885	15,410	3,230	20,030
Trustee fees	340	2,536	1,281	4,937
Miscellaneous expense	3,327	17,138	3,952	9,884
Interest Expense	—	250	45	—

Total expenses	206,260	1,089,110	270,688	3,721,807
Net waived and reimbursed fees	(81,459)	(278,583)	(57,211)	(339,607)
Brokerage commission recapture	—	—	(1,530)	(35,651)

Net expenses	124,801	810,527	211,947	3,346,549

Net investment income (loss)	49,370	(408,796)	15,374	1,406,437

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	1,550,795	4,880,793	(2,179,606)	(10,419,625)
Net change in unrealized appreciation or depreciation on investments	1,559,967	10,547,700	6,993,223	89,630,429

Net realized and unrealized gain on investments	3,110,762	15,428,493	4,813,617	79,210,804

Increase in net assets resulting from operations	$3,160,132	$15,019,697	$4,828,991	$80,617,241

* Foreign taxes withheld	$1,108	$1,106	$—	$58,142
(1) Dividends from affiliated underlying funds	$165	$1,748	$666	$40,577
(2) Effective November 23, 2009, Class Q shareholders of ING Real Estate Fund, ING Growth Opportunities Fund, ING MidCap Opportunities Fund, and ING SmallCap Opportunities Fund were converted to Class W shares of the Fund.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING Real Estate Fund		ING Equity Dividend Fund
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,
	2009	2009	2009	2009

FROM OPERATIONS:
Net investment income	$4,751,985	$13,582,156	$67,190	$147,613
Net realized gain (loss) on investments and foreign currency related transactions	(282,215)	(250,244,973)	354,348	(1,502,049)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	123,757,379	(58,334,183)	856,156	241,461

Increase (decrease) in net assets resulting from operations	128,227,149	(294,997,000)	1,277,694	(1,112,975)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(883,174)	(1,829,910)	(55,916)	(137,419)
Class B	(13,811)	(30,459)	(869)	(1,001)
Class C	(37,100)	(76,685)	(6,092)	(9,275)
Class I	(4,648,320)	(10,659,997)	—	—
Class O	(263,385)	(555,114)	—	—
Class Q(2)	(7)	(15)	—	—
Class W	(21,898)	(16,863)	(33)	—
Return of capital:
Class A	(589,402)	(992,591)	—	—
Class B	(12,935)	(29,100)	—	—
Class C	(36,354)	(40,989)	—	—
Class I	(2,683,281)	(3,488,651)	—	—
Class O	(175,674)	(315,931)	—	—
Class Q(2)	(4)	(7)	—	—
Class W	(8,990)	(4,193)	—	—

Total distributions	(9,374,335)	(18,040,505)	(62,910)	(147,695)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	57,254,416	420,998,209	446,481	3,122,961
Reinvestment of distributions	3,695,811	8,699,181	14,033	18,150

	60,950,227	429,697,390	460,514	3,141,111
Cost of shares redeemed	(116,227,553)	(203,742,681)	(680,324)	(134,228)

Net increase (decrease) in net assets resulting from capital share transactions	(55,277,326)	225,954,709	(219,810)	3,006,883

Net increase (decrease) in net assets	63,575,488	(87,082,796)	994,974	1,746,213

NET ASSETS:
Beginning of period	397,930,702	485,013,498	6,612,549	4,866,336

End of period	$461,506,190	$397,930,702	$7,607,523	$6,612,549

Undistributed net investment income (distributions in excess of net investment income) at end of period	$(768,078)	$347,632	$22,075	$17,795

(2) Effective November 23, 2009, Class Q shareholders of ING Real Estate Fund, ING Growth Opportunities Fund, ING MidCap Opportunities Fund, and ING SmallCap Opportunities Fund were converted to Class W shares of the Fund.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING Growth
	Opportunities Fund		ING MidCap Opportunities Fund
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,
	2009	2009	2009	2009

FROM OPERATIONS:
Net investment loss	$(160,749)	$(420,884)	$(295,591)	$(1,332,331)
Net realized gain (loss) on investments and foreign currency related transactions	8,596,351	(38,848,453)	23,479,438	(76,191,172)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	5,899,471	(19,313,524)	23,210,818	(2,200,870)

Increase (decrease) in net assets resulting from operations	14,335,073	(58,582,861)	46,394,665	(79,724,373)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gains:
Class A	—	—	—	(965,207)
Class B	—	—	—	(240,600)
Class C	—	—	—	(508,748)
Class I	—	—	—	(64,970)
Class O	—	—	—	(1,916)
Class Q	—	—	—	(39,092)

Total distributions	—	—	—	(1,820,533)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	2,901,426	12,846,669	19,604,530	43,107,993
Proceeds from shares issued in merger (Note 13)	—	—	—	49,015,412
Reinvestment of distributions	—	—	—	1,258,272

	2,901,426	12,846,669	19,604,530	93,381,677
Redemption fee proceeds	—	—	—	39,534
Cost of shares redeemed	(19,352,008)	(39,742,491)	(24,833,453)	(69,452,409)

Net increase (decrease) in net assets resulting from capital share transactions	(16,450,582)	(26,895,822)	(5,228,923)	23,968,802

Net increase (decrease) in net assets	(2,115,509)	(85,478,683)	41,165,742	(57,576,104)

NET ASSETS:
Beginning of period	76,928,314	162,406,997	214,510,138	272,086,242

End of period	$74,812,805	$76,928,314	$255,675,880	$214,510,138

Accumulated net investment loss at end of period	$(162,292)	$(1,543)	$(295,591)	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING Opportunistic		ING SmallCap
	LargeCap Fund		Opportunities Fund
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,
	2009	2009	2009	2009

FROM OPERATIONS:
Net investment income (loss)	$49,370	$(36,543)	$(408,796)	$(853,807)
Net realized gain (loss) on investments	1,550,795	(12,195,242)	4,880,793	(37,977,175)
Net change in unrealized appreciation or depreciation on investments	1,559,967	(1,901,251)	10,547,700	(13,404,870)

Increase (decrease) in net assets resulting from operations	3,160,132	(14,133,036)	15,019,697	(52,235,852)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,325,202	2,581,968	4,933,203	68,259,684
Cost of shares redeemed	(2,239,286)	(12,718,565)	(21,870,478)	(53,101,352)

Net decrease in net assets resulting from capital share transactions	(914,084)	(10,136,597)	(16,937,275)	15,158,332

Net increase (decrease) in net assets	2,246,048	(24,269,633)	(1,917,578)	(37,077,520)

NET ASSETS:
Beginning of period	18,154,078	42,423,711	96,790,550	133,868,070

End of period	$20,400,126	$18,154,078	$94,872,972	$96,790,550

Undistributed net investment income (accumulated net investment loss) at end of period	$49,370	$—	$(408,796)	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING SmallCap Value
	Multi-Manager Fund		ING Value Choice Fund
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,
	2009	2009	2009	2009

FROM OPERATIONS:
Net investment income	$15,374	$258,006	$1,406,437	$2,788,299
Net realized loss on investments	(2,179,606)	(21,321,721)	(10,419,625)	(54,671,475)
Net change in unrealized appreciation or depreciation on investments	6,993,223	(2,517,373)	89,630,429	(15,840,979)

Increase (decrease) in net assets resulting from operations	4,828,991	(23,581,088)	80,617,241	(67,724,155)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(239,646)	—	(1,965,477)
Class I	—	(41,149)	—	(52,639)
Class O	—	—	—	(2,855)
Class W	—	(376)	—	(66,364)
Net realized gains:
Class A	—	—	—	(4,573,572)
Class B	—	—	—	(597,971)
Class C	—	—	—	(1,505,087)
Class I	—	—	—	(63,246)
Class O	—	—	—	(1,617)
Class W	—	—	—	(117,401)

Total distributions	—	(281,171)	—	(8,946,229)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,888,358	6,263,934	157,697,282	213,703,475
Proceeds from shares issued in merger (Note 13)	—	—	—	27,448,473
Reinvestment of distributions	—	177,350	—	6,782,862

	1,888,358	6,441,284	157,697,282	247,934,810
Redemption fee proceeds	—	—	—	24,417
Cost of shares redeemed	(12,430,298)	(22,162,736)	(106,796,536)	(157,861,415)

Net increase (decrease) in net assets resulting from capital share transactions	(10,541,940)	(15,721,452)	50,900,746	90,097,812

Net increase (decrease) in net assets	(5,712,949)	(39,583,711)	131,517,987	13,427,428

NET ASSETS:
Beginning of period	26,339,001	65,922,712	368,842,828	355,415,400

End of period	$20,626,052	$26,339,001	$500,360,815	$368,842,828

Undistributed net investment income at end of period	$37,772	$22,398	$3,468,540	$2,062,103

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (Unaudited)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																		Supplemental
		operations				Less distributions							Ratios to average net assets							Data
	Net			Net							Net
	asset			realized	Total						asset		Expenses	Expenses, net of		Expenses, net of				Net assets,
	value,	Net		and	from	From net					value,		before	fee waivers		all		Net investment		end
	beginning	investment		unrealized	investment	investment	From net	From return of	Total		end of	Total	reductions/	and/or recoupments,		reductions/		income		of year or	Portfolio
	of year or period	income (loss)		gain (loss)	operations	income	realized gains	capital	distributions	Payment by affiliate	year or period	Return(1)	additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	Turnover
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Real Estate Fund
Class A
11-30-09	7.63	0.09		2.53	2.62	0.11	—	0.07	0.18	—	10.07	35.01	1.24	1	.24†	1	.24†	1	.95†	80,975	27
05-31-09	14.89	0	.26•	(7.14)	(6.88)	0.24	—	0.14	0.38	—	7.63	(46.62)	1.35	1	.34†	1	.34†	2	.65†	57,141	105
05-31-08	19.27	0	.21•	(2.61)	(2.40)	0.19	1.67	0.12	1.98	—	14.89	(11.59)	1.36	1.33		1.33		1.34		105,808	91
05-31-07	16.42	0	.14•	4.41	4.55	0.16	1.54	—	1.70	—	19.27	28.13	1.22	1.22		1.20		0.74		165,377	57
05-31-06	14.82	0	.20(a)	3.02	3.22	0.49	1.13	—	1.62	—	16.42	22.63	1.20	1.20		1.16		1	.36(a)	102,853	51
05-31-05	12.76	0	.47•	3.04	3.51	0.50	0.95	—	1.45	—	14.82	28.51	1.15	1.23		1.15		3.34		57,799	91
Class B
11-30-09	7.65	0	.05•	2.55	2.60	0.08	—	0.07	0.15	—	10.10	34.54	1.99	1	.99†	1	.99†	1	.17†	1,549	27
05-31-09	14.93	0	.17•	(7.16)	(6.99)	0.15	—	0.14	0.29	—	7.65	(47.07)	2.10	2	.09†	2	.09†	1	.75†	1,374	105
05-31-08	19.32	0	.09•	(2.63)	(2.54)	0.06	1.67	0.12	1.85	—	14.93	(12.35)	2.11	2.08		2.08		0.59		3,285	91
05-31-07	16.45	(0	.00)*	4.43	4.43	0.02	1.54	—	1.56	—	19.32	27.24	1.97	1.97		1.95		(0	.00)*	6,331	57
05-31-06	14.85	0	.08(a)	3.02	3.10	0.37	1.13	—	1.50	—	16.45	21.70	1.95	1.95		1.91		0	.61(a)	5,037	51
05-31-05	12.78	0	.37•	3.05	3.42	0.40	0.95	—	1.35	—	14.85	27.62	1.90	1.98		1.90		2.64		3,484	91
Class C
11-30-09	7.96	0.06		2.65	2.71	0.08	—	0.07	0.15	—	10.52	34.56	1.99	1	.99†	1	.99†	1	.18†	4,890	27
05-31-09	15.52	0	.21•	(7.46)	(7.25)	0.17	—	0.14	0.31	—	7.96	(47.02)	2.10	2	.09†	2	.09†	2	.32†	3,955	105
05-31-08	19.99	0	.10•	(2.73)	(2.63)	0.05	1.67	0.12	1.84	—	15.52	(12.37)	2.11	2.08		2.08		0.58		3,214	91
05-31-07	16.98	(0	.01)•	4.58	4.57	0.02	1.54	—	1.56	—	19.99	27.21	1.97	1.97		1.95		(0.02)		4,942	57
05-31-06	15.28	0	.11(a)	3.09	3.20	0.37	1.13	—	1.50	—	16.98	21.69	1.95	1.95		1.91		0	.61(a)	3,124	51
05-31-05	13.11	0	.38•	3.13	3.51	0.39	0.95	—	1.34	—	15.28	27.57	1.90	1.98		1.90		2.65		2,720	91
Class I
11-30-09	8.13	0.11		2.70	2.81	0.13	—	0.07	0.20	—	10.74	35.23	0.90	0	.90†	0	.90†	2	.32†	347,084	27
05-31-09	15.84	0	.32•	(7.61)	(7.29)	0.28	—	0.14	0.42	—	8.13	(46.44)	0.92	0	.91†	0	.91†	3	.25†	316,925	105
05-31-08	20.35	0	.25•	(2.73)	(2.48)	0.24	1.67	0.12	2.03	—	15.84	(11.35)	1.04	1.01		1.01		1.49		337,455	91
05-31-07	17.25	0	.21•	4.64	4.85	0.21	1.54	—	1.75	—	20.35	28.55	0.90	0.90		0.87		1.07		168,125	57
05-31-06	15.49	0	.28•(a)	3.14	3.42	0.53	1.13	—	1.66	—	17.25	22.98	0.92	0.92		0.88		1	.68(a)	144,907	51
05-31-05	13.28	0	.54•	3.15	3.69	0.53	0.95	—	1.48	—	15.49	28.82	0.90	0.98		0.90		3.70		146,499	91
Class O
11-30-09	7.61	0.09		2.53	2.62	0.11	—	0.07	0.18	—	10.05	35.11	1.24	1	.24†	1	.24†	1	.95†	23,965	27
05-31-09	14.86	0.25		(7.12)	(6.87)	0.24	—	0.14	0.38	—	7.61	(46.66)	1.35	1	.34†	1	.34†	2	.54†	17,709	105
05-31-08	19.24	0	.21•	(2.61)	(2.40)	0.19	1.67	0.12	1.98	—	14.86	(11.64)	1.35	1.32		1.32		1.36		35,182	91
05-31-07	16.40	0	.14•	4.41	4.55	0.17	1.54	—	1.71	—	19.24	28.15	1.22	1.22		1.20		0.73		53,140	57
05-31-06	14.81	0	.21(a)	3.00	3.21	0.49	1.13	—	1.62	—	16.40	22.60	1.16	1.16		1.13		1	.36(a)	28,720	51
09-15-04(4)–05-31-05	13.52	0.39		2.23	2.62	0.38	0.95	—	1.33	—	14.81	20.12	1.15	1.23		1.15		3.32		12,305	91
Class W
11-30-09	9.03	0.12		3.01	3.13	0.13	—	0.07	0.20	—	11.96	35.26	0.92	0	.92†	0	.92†	2	.28†	3,043	27
05-31-09	17.52	0	.38•	(8.45)	(8.07)	0.28	—	0.14	0.42	—	9.03	(46.47)	0.92	0	.91†	0	.91†	3	.97†	826	105
12-17-07(4)–05-31-08	15.96	0	.10•	1.74	1.84	0.17	0.06	0.05	0.28	—	17.52	11.65	1.04	1.01		1.01		1.34		69	91

ING Equity Dividend Fund
Class A
11-30-09	7.00	0.08		1.28	1.36	0.07	—	—	0.07	—	8.29	19.59	2.24	1	.25†	1	.25†	2	.00†	6,274	58
05-31-09	9.63	0.21		(2.62)	(2.41)	0.22	—	—	0.22	—	7.00	(25.15)	4.09	1	.25†	1	.25†	3	.08†	5,580	108
12-18-07(4)–05-31-08	10.00	0.11		(0.40)	(0.29)	0.08	—	—	0.08	—	9.63	(2.94)	3.52	1	.25†	1	.25†	2	.57†	4,848	32
Class B
11-30-09	6.99	0.04		1.29	1.33	0.05	—	—	0.05	—	8.27	19.12	2.99	2	.00†	2	.00†	1	.23†	224	58
05-31-09	9.61	0	.16•	(2.60)	(2.44)	0.18	—	—	0.18	—	6.99	(25.54)	4.84	2	.00†	2	.00†	2	.47†	98	108
02-20-08(4)–05-31-08	9.37	0.07		0.23	0.30	0.06	—	—	0.06	—	9.61	3.21	4.27	2	.00†	2	.00†	2	.17†	9	32
Class C
11-30-09	7.01	0.05		1.29	1.34	0.05	—	—	0.05	—	8.30	19.15	2.99	2	.00†	2	.00†	1	.25†	1,106	58
05-31-09	9.62	0	.14•	(2.57)	(2.43)	0.18	—	—	0.18	—	7.01	(25.33)	4.84	2	.00†	2	.00†	2	.20†	935	108
02-19-08(4)–05-31-08	9.30	0	.05•	0.33	0.38	0.06	—	—	0.06	—	9.62	4.09	4.27	2	.00†	2	.00†	1	.39†	9	32
Class W
06-01-09(4)–11-30-09	7.50	0.07		1.16	1.23	0.08	—	—	0.08	—	8.65	16.60	1.99	1	.00†	1	.00†	2	.21†	3	58

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (Unaudited) (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																				Supplemental
		operations				Less distributions									Ratios to average net assets							Data
	Net			Net								Net
	asset			realized	Total							asset			Expenses	Expenses, net of		Expenses, net of				Net assets,
	value,	Net		and	from	From net						value,			before	fee waivers		all		Net investment		end
	beginning	investment		unrealized	investment	investment	From net	From return of	Total			end of	Total		reductions/	and/or recoupments,		reductions/		income		of year or	Portfolio
	of year or period	income (loss)		gain (loss)	operations	income	realized gains	capital	distributions	Payment by affiliate		year or period	Return(1)		additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	Turnover
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)		($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING Growth Opportunities Fund
Class A
11-30-09	14.08	(0.02)		2.98	2.96	—	—	—	—	—		17.04	21.02		1.82	1	.35†	1	.35†	(0	.20)†	39,737	83
05-31-09	22.32	(0.04)		(8.20)	(8.24)	—	—	—	—	—		14.08	(36.92)		1.74	1	.43†	1	.42†	(0	.20)†	35,676	166
05-31-08	21.63	0.03		0.66	0.69	—	—	—	—	—		22.32	3.19		1.56	1.45		1.45		0.14		70,047	100
05-31-07	18.64	(0	.11)•	3.10	2.99	—	—	—	—	—		21.63	16.04		1.48	1.45		1.44		(0.57)		73,556	84
05-31-06	17.88	(0	.10)•	0.86	0.76	—	—	—	—	—		18.64	4.25		1.43	1.45		1.44		(0.55)		95,300	99
05-31-05	18.11	(0.07)		0.37	0.30	0.38	—	0.15	0.53	—		17.88	1.65		1.40	1.45		1.43		(0.49)		111,208	81
Class B
11-30-09	13.30	(0.07)		2.81	2.74	—	—	—	—	—		16.04	20.60		2.47	2	.00†	2	.00†	(0	.85)†	13,884	83
05-31-09	21.22	(0	.14)•	(7.78)	(7.92)	—	—	—	—	—		13.30	(37.32)		2.37	2	.08†	2	.07†	(0	.91)†	14,383	166
05-31-08	20.70	(0	.11)•	0.63	0.52	—	—	—	—	—		21.22	2.51		2.21	2.10		2.10		(0.52)		41,957	100
05-31-07	17.95	(0	.23)•	2.98	2.75	—	—	—	—	—		20.70	15.32		2.13	2.10		2.09		(1.22)		64,120	84
05-31-06	17.33	(0	.22)•	0.84	0.62	—	—	—	—	—		17.95	3.58		2.08	2.10		2.09		(1.20)		83,019	99
05-31-05	17.57	(0.24)		0.41	0.17	0.26	—	0.15	0.41	—		17.33	0.97		2.05	2.10		2.08		(1.13)		106,162	81
Class C
11-30-09	13.26	(0.07)		2.80	2.73	—	—	—	—	—		15.99	20.59		2.47	2	.00†	2	.00†	(0	.85)†	15,501	83
05-31-09	21.15	(0.14)		(7.75)	(7.89)	—	—	—	—	—		13.26	(37.30)		2.39	2	.08†	2	.07†	(0	.85)†	15,257	166
05-31-08	20.63	(0.11)		0.63	0.52	—	—	—	—	—		21.15	2.52		2.21	2.10		2.10		(0.51)		30,435	100
05-31-07	17.90	(0	.22)•	2.95	2.73	—	—	—	—	—		20.63	15.25		2.13	2.10		2.09		(1.22)		34,843	84
05-31-06	17.27	(0	.22)•	0.85	0.63	—	—	—	—	—		17.90	3.65		2.08	2.10		2.09		(1.20)		43,089	99
05-31-05	17.52	(0.19)		0.36	0.17	0.27	—	0.15	0.42	—		17.27	0.92		2.05	2.10		2.08		(1.13)		52,355	81
Class I
11-30-09	14.82	0.01		3.13	3.14	—	—	—	—	—		17.96	21.19		1.15	1	.00†	1	.00†	0	.12†	5,406	83
05-31-09	23.38	0.05		(8.61)	(8.56)	—	—	—	—	—		14.82	(36.61)		1.19	0	.98†	0	.97†	0	.29†	11,349	166
05-31-08	22.56	0	.02•	0.80	0.82	—	—	—	—	—		23.38	3.63		1.10	0.99		0.99		0.07		19,048	100
05-31-07	19.35	(0.01)		3.22	3.21	—	—	—	—	—		22.56	16.59		1.01	0.98		0.96		(0.09)		79,265	84
05-31-06	18.47	(0	.01)•	0.89	0.88	—	—	—	—	—		19.35	4.76		0.97	0.98		0.98		(0.05)		66,319	99
05-31-05	18.69	0.02		0.37	0.39	0.46	—	0.15	0.61	—		18.47	2.07		0.94	0.99		0.97		(0.02)		38,841	81
Class W
11-23-09(4)–11-30-09	17.90	0	.01•	(0.27)	(0.26)	—	—	—	—	—		17.64	(1.45)		1.15	1	.00†	1	.00†	1	.66†	284	83

ING MidCap Opportunities Fund
Class A
11-30-09	11.35	(0	.00)*	2.49	2.49	—	—	—	—	—		13.84	21.94		1.73	1	.35†	1	.35†	(0	.07)†	133,427	67
05-31-09	16.65	(0	.05)•	(5.13)	(5.18)	—	0.12	—	0.12	0	.00*	11.35	(31	.05)(b)	1.73	1	.35†	1	.35†	(0	.41)†	112,412	201
05-31-08	17.88	(0	.11)•	1.38	1.27	—	2.50	—	2.50	—		16.65	7.41		1.75	1	.29†	1	.29†	(0	.66)†	133,765	187
05-31-07	15.18	(0.11)		2.90	2.79	—	0.09	—	0.09	—		17.88	18.49		1.84	1.25		1.25		(0.66)		117,178	167
05-31-06	13.01	(0	.13)•	2.30	2.17	—	—	—	—	—		15.18	16.68		1.82	1.39		1.39		(0.90)		122,820	103
05-31-05	12.06	(0.16)		1.10	0.94	—	—	—	—	0.01		13.01	7	.88(c)	1.71	1.64		1.64		(1.15)		118,668	50
Class B
11-30-09	10.38	(0	.05)•	2.29	2.24	—	—	—	—	—		12.62	21.58		2.48	2	.10†	2	.10†	(0	.86)†	16,266	67
05-31-09	15.36	(0	.14)•	(4.72)	(4.86)	—	0.12	—	0.12	0	.00*	10.38	(31	.58)(b)	2.43	2	.10†	2	.10†	(1	.23)†	17,546	201
05-31-08	16.79	(0	.23)•	1.30	1.07	—	2.50	—	2.50	—		15.36	6.64		2.45	2	.04†	2	.04†	(1	.44)†	53,959	187
05-31-07	14.37	(0	.21)•	2.72	2.51	—	0.09	—	0.09	—		16.79	17.58		2.54	2.00		2.00		(1.41)		86,240	167
05-31-06	12.41	(0	.23)•	2.19	1.96	—	—	—	—	—		14.37	15.79		2.52	2.15		2.15		(1.66)		107,722	103
05-31-05	11.59	(0.27)		1.08	0.81	—	—	—	—	0.01		12.41	7	.08(c)	2.41	2.37		2.37		(1.87)		139,100	50

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (Unaudited) (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																				Supplemental
		operations				Less distributions									Ratios to average net assets							Data
	Net			Net								Net
	asset			realized	Total							asset			Expenses	Expenses, net of		Expenses, net of				Net assets,
	value,	Net		and	from	From net						value,			before	fee waivers		all		Net investment		end
	beginning	investment		unrealized	investment	investment	From net	From return of	Total			end of	Total		reductions/	and/or recoupments,		reductions/		income		of year or	Portfolio
	of year or period	income (loss)		gain (loss)	operations	income	realized gains	capital	distributions	Payment by affiliate		year or period	Return(1)		additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	Turnover
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)		($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING MidCap Opportunities Fund (continued)
Class C
11-30-09	10.33	(0.05)		2.27	2.22	—	—	—	—	—		12.55	21.49		2.48	2	.10†	2	.10†	(0	.83)†	50,310	67
05-31-09	15.27	(0.14)		(4.68)	(4.82)	—	0.12	—	0.12	0	.00*	10.33	(31	.50)(b)	2.43	2	.10†	2	.10†	(1	.19)†	43,922	201
05-31-08	16.71	(0.23)		1.29	1.06	—	2.50	—	2.50	—		15.27	6.62		2.45	2	.04†	2	.04†	(1	.42)†	72,012	187
05-31-07	14.30	(0	.20)•	2.70	2.50	—	0.09	—	0.09	—		16.71	17.60		2.54	2.00		2.00		(1.41)		80,703	167
05-31-06	12.35	(0	.23)•	2.18	1.95	—	—	—	—	—		14.30	15.79		2.52	2.15		2.15		(1.66)		90,156	103
05-31-05	11.53	(0.26)		1.07	0.81	—	—	—	—	0.01		12.35	7	.11(c)	2.41	2.37		2.37		(1.88)		101,261	50
Class I
11-30-09	11.94	0.02		2.63	2.65	—	—	—	—	—		14.59	22.19		1.37	0	.99†	0	.99†	0	.45†	18,360	67
05-31-09	17.42	0	.02•	(5.38)	(5.36)	—	0.12	—	0.12	0	.00*	11.94	(30	.71)(b)	1.18	0	.85†	0	.85†	0	.13†	8,475	201
05-31-08	18.51	(0.03)		1.44	1.41	—	2.50	—	2.50	—		17.42	7.94		1.26	0	.85†	0	.85†	(0	.21)†	6,608	187
05-31-07	15.64	(0.03)		2.99	2.96	—	0.09	—	0.09	—		18.51	19.03		1.33	0.79		0.79		(0.20)		4,253	167
05-31-06	13.35	(0.07)		2.36	2.29	—	—	—	—	—		15.64	17.15		1.34	0.97		0.97		(0.48)		3,376	103
05-31-05	12.33	(0.09)		1.10	1.01	—	—	—	—	0.01		13.35	8	.27(c)	1.27	1.22		1.22		(0.72)		3,000	50
Class O
11-30-09	11.32	(0.01)		2.50	2.49	—	—	—	—	—		13.81	22.00		1.73	1	.35†	1	.35†	(0	.08)†	32,555	67
06-04-08(4)–05-31-09	16.47	0	.00*	(5.03)	(5.03)	—	0.12	—	0.12	0	.00*	11.32	(30	.48)(b)	1.68	1	.35†	1	.35†	0	.03†	28,177	201
Class W
06-01-09(4)–11-30-09	12.38	0.01		2.19	2.20	—	—	—	—	—		14.58	17.77		1.39	1	.01†	1	.01†	1	.78†	4,758	67

ING Opportunistic LargeCap Fund
Class A
11-30-09	6.93	0.02		1.22	1.24	—	—	—	—	—		8.17	17.89		2.10	1	.25†	1	.25†	0	.55†	14,935	97
05-31-09	10.49	(0.01)		(3.55)	(3.56)	—	—	—	—	—		6.93	(33.94)		1.72	1	.25†	1	.25†	(0	.06)†	13,154	245
05-31-08	12.16	(0	.00)*	(0.99)	(0.99)	—	0.68	—	0.68	—		10.49	(8.65)		1.86	1.25		1.25		(0.02)		31,179	367
05-31-07	10.02	(0	.01)•	2.22	2.21	0.07	—	—	0.07	—		12.16	22.11		3.97	1.25		1.25		(0.08)		6,716	240
12-28-05(4)–05-31-06	10.00	0.06		(0.04)	0.02	—	—	—	—	—		10.02	0.20		3.74	1.25		1.25		1.32		5,021	51
Class B
11-30-09	6.78	(0.01)		1.19	1.18	—	—	—	—	—		7.96	17.40		2.85	2	.00†	2	.00†	(0	.20)†	2,024	97
05-31-09	10.33	(0.08)		(3.47)	(3.55)	—	—	—	—	—		6.78	(34.37)		2.47	2	.00†	2	.00†	(0	.82)†	1,979	245
05-31-08	12.09	(0	.09)•	(0.99)	(1.08)	—	0.68	—	0.68	—		10.33	(9.47)		2.61	2.00		2.00		(0.88)		5,037	367
05-31-07	10.01	(0	.08)•	2.21	2.13	0.05	—	—	0.05	—		12.09	21.35		4.72	2.00		2.00		(0.70)		257	240
04-05-06(4)–05-31-06	10.65	(0.01)		(0.63)	(0.64)	—	—	—	—	—		10.01	(6.10)		4.49	2.00		2.00		(0.81)		35	51
Class C
11-30-09	6.73	(0.01)		1.18	1.17	—	—	—	—	—		7.90	17.38		2.85	2	.00†	2	.00†	(0	.18)†	1,298	97
05-31-09	10.26	(0.07)		(3.46)	(3.53)	—	—	—	—	—		6.73	(34.41)		2.47	2	.00†	2	.00†	(0	.81)†	1,079	245
05-31-08	12.00	(0	.08)•	(0.98)	(1.06)	—	0.68	—	0.68	—		10.26	(9.37)		2.61	2.00		2.00		(0.74)		2,192	367
05-31-07	10.01	(0	.08)•	2.16	2.08	0.09	—	—	0.09	—		12.00	20.89		4.72	2.00		2.00		(0.75)		112	240
04-27-06(4)–05-31-06	10.48	(0.01)		(0.46)	(0.47)	—	—	—	—	—		10.01	(4.58)		4.54	2.00		2.00		(0.74)		10	51
Class I
11-30-09	7.00	0.05		1.24	1.29	—	—	—	—	—		8.29	18.43		1.33	0	.48†	0	.48†	1	.32†	2,142	97
05-31-09	10.55	0.03		(3.58)	(3.55)	—	—	—	—	—		7.00	(33.65)		1.28	0	.81†	0	.81†	0	.38†	1,941	245
05-31-08	12.20	0.01		(0.98)	(0.97)	—	0.68	—	0.68	—		10.55	(8.45)		1.53	0.92		0.92		0.16		4,014	367
12-20-06(4)–05-31-07	10.99	0	.02•	1.19	1.21	—	—	—	—	—		12.20	11.01		3.72	1.00		1.00		0.43		26	240
Class W
11-30-09	6.96	0.05		1.22	1.27	—	—	—	—	—		8.23	18.25		1.43	0	.58†	0	.58†	1	.18†	1	97
05-31-09	10.52	0.03		(3.59)	(3.56)	—	—	—	—	—		6.96	(33.84)		1.28	0	.81†	0	.81†	0	.42†	1	245
12-17-07(4)–05-31-08	11.32	0	.00*	(0.80)	(0.80)	—	—	—	—	—		10.52	(7.07)		1.53	0.92		0.92		0.06		1	367

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (Unaudited) (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																			Supplemental
		operations				Less distributions								Ratios to average net assets							Data
	Net			Net								Net
	asset			realized	Total							asset		Expenses	Expenses, net of		Expenses, net of				Net assets,
	value,	Net		and	from	From net						value,		before	fee waivers		all		Net investment		end
	beginning	investment		unrealized	investment	investment		From net	From return of	Total		end of	Total	reductions/	and/or recoupments,		reductions/		income		of year or	Portfolio
	of year or period	income (loss)		gain (loss)	operations	income		realized gains	capital	distributions	Payment by affiliate	year or period	Return(1)	additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	Turnover
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING SmallCap Opportunities Fund
Class A
11-30-09	22.81	(0	.09)•	3.85	3.76	—		—	—	—	—	26.57	16.48	2.06	1	.50†	1	.50†	(0	.69)†	65,910	65
05-31-09	34.07	(0.16)		(11.10)	(11.26)	—		—	—	—	—	22.81	(33.05)	1.96	1	.50†	1	.50†	(0	.60)†	69,551	178
05-31-08	34.67	(0.13)		(0.47)	(0.60)	—		—	—	—	—	34.07	(1.73)	1.83	1	.50†	1	.50†	(0	.40)†	84,888	112
05-31-07	29.23	(0	.26)•	5.70	5.44	—		—	—	—	—	34.67	18.61	1.83	1.50		1.50		(0.86)		88,436	78
05-31-06	24.37	(0	.31)•	5.17	4.86	—		—	—	—	—	29.23	19.94	1.85	1.50		1.50		(1.13)		89,328	87
05-31-05	22.53	(0	.31)•	2.15	1.84	—		—	—	—	—	24.37	8.17	1.74	1.63		1.63		(1.36)		93,821	62
Class B
11-30-09	20.27	(0	.17)•	3.41	3.24	—		—	—	—	—	23.51	15.98	2.81	2	.25†	2	.25†	(1	.45)†	4,445	65
05-31-09	30.50	(0	.31)•	(9.92)	(10.23)	—		—	—	—	—	20.27	(33.54)	2.66	2	.25†	2	.25†	(1	.38)†	4,879	178
05-31-08	31.27	(0	.33)•	(0.44)	(0.77)	—		—	—	—	—	30.50	(2.46)	2.53	2	.25†	2	.25†	(1	.10)†	12,750	112
05-31-07	26.57	(0	.44)•	5.14	4.70	—		—	—	—	—	31.27	17.69	2.53	2.25		2.25		(1.61)		25,219	78
05-31-06	22.32	(0	.47)•	4.72	4.25	—		—	—	—	—	26.57	19.04	2.55	2.25		2.25		(1.88)		30,678	87
05-31-05	20.78	(0	.44)•	1.98	1.54	—		—	—	—	—	22.32	7.41	2.44	2.35		2.35		(2.10)		43,929	62
Class C
11-30-09	20.22	(0	.16)•	3.40	3.24	—		—	—	—	—	23.46	16.02	2.81	2	.25†	2	.25†	(1	.43)†	18,156	65
05-31-09	30.43	(0.33)		(9.88)	(10.21)	—		—	—	—	—	20.22	(33.55)	2.66	2	.25†	2	.25†	(1	.35)†	16,536	178
05-31-08	31.21	(0.37)		(0.41)	(0.78)	—		—	—	—	—	30.43	(2.50)	2.53	2	.25†	2	.25†	(1	.14)†	28,896	112
05-31-07	26.51	(0	.44)•	5.14	4.70	—		—	—	—	—	31.21	17.73	2.53	2.25		2.25		(1.61)		34,951	78
05-31-06	22.27	(0	.47)•	4.71	4.24	—		—	—	—	—	26.51	19.04	2.55	2.25		2.25		(1.88)		39,174	87
05-31-05	20.73	(0	.44)•	1.98	1.54	—		—	—	—	—	22.27	7.43	2.44	2.35		2.35		(2.09)		43,603	62
Class I
11-30-09	23.59	(0.01)		3.97	3.96	—		—	—	—	—	27.55	16.79	1.48	0	.92†	0	.92†	(0	.10)†	5,797	65
05-31-09	35.05	(0.03)		(11.43)	(11.46)	—		—	—	—	—	23.59	(32.70)	1.42	1	.01†	1	.01†	(0	.10)†	5,226	178
05-31-08	35.51	0	.00*	(0.46)	(0.46)	—		—	—	—	—	35.05	(1.30)	1.34	1	.06†	1	.06†	0	.00*,†	7,198	112
05-31-07	29.82	(0	.13)•	5.82	5.69	—		—	—	—	—	35.51	19.08	1.34	1.06		1.06		(0.42)		4,186	78
05-31-06	24.73	(0	.18)•	5.27	5.09	—		—	—	—	—	29.82	20.58	1.34	1.04		1.04		(0.65)		2,727	87
05-31-05	22.76	(0.21)		2.18	1.97	—		—	—	—	—	24.73	8.66	1.28	1.17		1.17		(0.91)		13,359	62
Class W
11-30-09	23.54	(0	.03)•	3.97	3.94	—		—	—	—	—	27.48	16.74	1.55	0	.99†	0	.99†	(0	.21)†	565	65
05-31-09	34.99	0	.05•	(11.50)	(11.45)	—		—	—	—	—	23.54	(32.72)	1.42	1	.01†	1	.01†	0	.24†	530	178
12-17-07(4)–05-31-08	33.51	(0.06)		1.54	1.48	—		—	—	—	—	34.99	4.42	1.31	1	.03†	1	.03†	(0	.42)†	1	112

ING SmallCap Value Multi-Manager Fund
Class A
11-30-09	6.91	0.02		1.31	1.33	—		—	—	—	—	8.24	19.25	1.93	1	.50†	1	.49†	0	.22†	15,752	30
05-31-09	11.52	0.06		(4.60)	(4.54)	0.07		—	—	0.07	—	6.91	(39.35)	1.93	1	.50†	1	.46†	0	.77†	20,313	64
05-31-08	14.36	0.06		(2.35)	(2.29)	0.05		0.50	—	0.55	—	11.52	(16.05)	1.93	1.50		1.49		0.47		43,371	67
05-31-07	12.48	0	.05*	2.15	2.20	0.02		0.30	—	0.32	—	14.36	17.82	1.65	1.50		1.47		0.42		72,290	28
05-31-06	9.57	(0	.00)•,*	3.04	3.04	0.05		0.08	—	0.13	—	12.48	31.90	2.14	1.54		1.50		(0.01)		21,127	36
02-01-05(4)–05-31-05	10.00	(0	.00)*	(0.43)	(0.43)	—		—	—	—	—	9.57	(4.30)	4.73	1.50		1.50		(0.18)		3,976	14
Class B
11-30-09	6.81	(0.02)		1.30	1.28	—		—	—	—	—	8.09	18.80	2.68	2	.25†	2	.24†	(0	.53)†	1,181	30
05-31-09	11.32	0	.00*	(4.51)	(4.51)	—		—	—	—	—	6.81	(39.84)	2.68	2	.25†	2	.21†	0	.02†	1,226	64
05-31-08	14.18	(0.04)		(2.32)	(2.36)	—		0.50	—	0.50	—	11.32	(16.70)	2.68	2.25		2.24		(0.28)		2,643	67
05-31-07	12.41	(0	.08)•	2.15	2.07	—		0.30	—	0.30	—	14.18	16.86	2.40	2.25		2.22		(0.69)		4,497	28
05-31-06	9.55	(0.08)		3.02	2.94	0	.00*	0.08	—	0.08	—	12.41	30.91	2.87	2.29		2.25		(0.75)		2,187	36
02-01-05(4)–05-31-05	10.00	(0.01)		(0.44)	(0.45)	—		—	—	—	—	9.55	(4.50)	5.48	2.25		2.25		(0.93)		591	14

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (Unaudited) (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																						Supplemental
		operations						Less distributions									Ratios to average net assets							Data
	Net			Net										Net
	asset			realized		Total								asset			Expenses	Expenses, net of		Expenses, net of				Net assets,
	value,	Net		and		from		From net						value,			before	fee waivers		all		Net investment		end
	beginning	investment		unrealized		investment		investment	From net	From return of	Total			end of	Total		reductions/	and/or recoupments,		reductions/		income		of year or	Portfolio
	of year or period	income (loss)		gain (loss)		operations		income	realized gains	capital	distributions	Payment by affiliate		year or period	Return(1)		additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	Turnover
Year or period ended	($)	($)		($)		($)		($)	($)	($)	($)	($)		($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING SmallCap Value Multi-Manager Fund (continued)
Class C
11-30-09	6.82	(0.02)		1.30		1.28		—	—	—	—	—		8.10	18.77		2.68	2	.25†	2	.24†	(0	.53)†	3,046	30
05-31-09	11.33	0	.00•,*	(4.51)		(4.51)		—	—	—	—	—		6.82	(39.81)		2.68	2	.25†	2	.21†	0	.01†	3,204	64
05-31-08	14.19	(0.04)		(2.32)		(2.36)		—	0.50	—	0.50	—		11.33	(16.69)		2.68	2.25		2.24		(0.28)		9,044	67
05-31-07	12.42	(0	.06)•	2.13		2.07		—	0.30	—	0.30	—		14.19	16.85		2.40	2.25		2.22		(0.58)		16,264	28
05-31-06	9.56	(0.08)		3.03		2.95		0.01	0.08	—	0.09	—		12.42	30.97		2.87	2.29		2.25		(0.75)		6,803	36
02-02-05(4)–05-31-05	10.05	(0.01)		(0.48)		(0.49)		—	—	—	—	—		9.56	(4.88)		5.48	2.25		2.25		(0.91)		1,517	14
Class I
11-30-09	6.94	0	.03•	1.32		1.35		—	—	—	—	—		8.29	19.45		1.45	1	.02†	1	.01†	0	.70†	614	30
05-31-09	11.56	0	.11•	(4.62)		(4.51)		0.11	—	—	0.11	—		6.94	(38.92)		1.45	1	.02†	0	.98†	1	.24†	1,570	64
05-31-08	14.39	0	.10•	(2.35)		(2.25)		0.08	0.50	—	0.58	—		11.56	(15.72)		1.58	1.15		1.14		0.81		10,864	67
05-31-07	12.50	0.05		2.17		2.22		0.03	0.30	—	0.33	—		14.39	18.00		1.34	1.19		1.16		0.40		9,930	28
06-09-05(4)–05-31-06	9.80	0	.05•	2.80		2.85		0.07	0.08	—	0.15	—		12.50	29.26		1.75	1.15		1.11		0.42		3,333	36
Class W
11-30-09	7.14	0.02		1.37		1.39		—	—	—	—	—		8.53	19.47		1.50	1	.07†	1	.06†	0	.41†	34	30
05-31-09	12.09	(0	.05)•	(4.78)		(4.83)		0.12	—	—	0.12	—		7.14	(39.87)		1.45	1	.02†	0	.98†	(0	.73)†	26	64
12-17-07(4)–05-31-08	12.11	0.05		(0.07)		(0.02)		—	—	—	—	—		12.09	(0.17)		1.53	1.10		1.09		0.96		1	67

ING Value Choice Fund
Class A
11-30-09	11.81	0.05		2.46		2.51		—	—	—	—	—		14.32	21.25		1.57	1	.40†	1	.39†	0	.82†	327,382	33
05-31-09	14.78	0.12		(2.72)		(2.60)		0.11	0.26	—	0.37	0	.00*	11.81	(17	.53)(b)	1.66	1	.40†	1	.39†	1	.15†	249,120	71
05-31-08	16.01	0.08		(0.30)		(0.22)		0.05	0.96	—	1.01	—		14.78	(1.32)		1.65	1.44		1.43		0.59		233,062	74
05-31-07	13.43	0	.13•	3.13		3.26		0.09	0.59	—	0.68	—		16.01	24.60		1.59	1.50		1.49		0.90		216,598	35
05-31-06	9.97	0	.10•	3.51		3.61		0.04	0.11	—	0.15	—		13.43	36.48		1.86	1.51		1.50		0.84		39,931	27
02-01-05(4)–05-31-05	10.00	0	.00*	(0.03)		(0.03)		—	—	—	—	—		9.97	(0.30)		4.95	1.50		1.50		0.23		3,598	10
Class B
11-30-09	11.70	0	.00*	2.44		2.44		—	—	—	—	—		14.14	20.85		2.32	2	.15†	2	.13†	0	.06†	30,451	33
05-31-09	14.60	0	.04•	(2.68)		(2.64)		—	0.26	—	0.26	0	.00*	11.70	(18	.14)(b)	2.41	2	.15†	2	.14†	0	.38†	25,423	71
05-31-08	15.89	(0.03)		(0.30)		(0.33)		—	0.96	—	0.96	—		14.60	(2.06)		2.40	2.19		2.18		(0.19)		35,145	74
05-31-07	13.35	0	.03•	3.10		3.13		—	0.59	—	0.59	—		15.89	23.69		2.34	2.25		2.24		0.18		45,163	35
05-31-06	9.95	0	.00•,*	3.52		3.52		0.01	0.11	—	0.12	—		13.35	35.54		2.61	2.26		2.25		0.05		6,538	27
02-01-05(4)–05-31-05	10.00	(0.01)		(0.04)		(0.05)		—	—	—	—	—		9.95	(0.50)		5.70	2.25		2.25		(0.48)		1,107	10
Class C
11-30-09	11.69	0	.01•	2.43		2.44		—	—	—	—	—		14.13	20.87		2.32	2	.15†	2	.13†	0	.09†	96,547	33
05-31-09	14.59	0.04		(2.68)		(2.64)		—	0.26	—	0.26	0	.00*	11.69	(18	.15)(b)	2.41	2	.15†	2	.14†	0	.40†	71,049	71
05-31-08	15.88	(0.03)		(0.30)		(0.33)		—	0.96	—	0.96	—		14.59	(2.06)		2.40	2.19		2.18		(0.18)		80,729	74
05-31-07	13.34	0	.02•	3.11		3.13		—	0.59	—	0.59	—		15.88	23.71		2.34	2.25		2.24		0.15		87,992	35
05-31-06	9.94	0	.01•	3.51		3.52		0.01	0.11	—	0.12	—		13.34	35.62		2.61	2.26		2.25		0.05		21,549	27
02-07-05(4)–05-31-05	9.94	(0	.00)•,*	0	.00*	0	.00*	—	—	—	—	—		9.94	0	.00*	5.70	2.25		2.25		(0.42)		2,012	10
Class I
11-30-09	11.90	0	.07•	2.48		2.55		—	—	—	—	—		14.45	21.43		1.16	1	.15†	1	.13†	1	.12†	11,733	33
05-31-09	14.91	0.16		(2.75)		(2.59)		0.16	0.26	—	0.42	0	.00*	11.90	(17	.28)(b)	1.23	1	.15†	1	.14†	1	.54†	6,113	71
05-31-08	16.12	0	.18•	(0.35)		(0.17)		0.08	0.96	—	1.04	—		14.91	(1.03)		1.28	1.07		1.06		1.18		3,824	74
05-31-07	13.43	0	.30•	3.02		3.32		0.04	0.59	—	0.63	—		16.12	24.99		1.27	1.18		1.17		2.00		758	35
09-15-05(4)–05-31-06	11.18	0	.14•	2.28		2.42		0.06	0.11	—	0.17	—		13.43	21.87		2.11	1.63		1.61		1.58		6	27
Class O
11-30-09	11.75	0	.05•	2.46		2.51		—	—	—	—	—		14.26	21.36		1.57	1	.40†	1	.38†	0	.84†	2,362	33
06-04-08(4)–05-31-09	14.63	0	.14•	(2.61)		(2.47)		0.15	0.26	—	0.41	0	.00*	11.75	(16	.78)(b)	1.66	1	.40†	1	.39†	1	.49†	1,388	71
Class W
11-30-09	12.76	0	.08•	2.65		2.73		—	—	—	—	—		15.49	21.39		1.16	1	.15†	1	.13†	1	.11†	31,886	33
05-31-09	15.94	0	.18•	(2.94)		(2.76)		0.16	0.26	—	0.42	0	.00*	12.76	(17	.25)(b)	1.23	1	.15†	1	.14†	1	.58†	15,750	71
12-17-07(4)–05-31-08	15.70	0.07		0.17		0.24		—	—	—	—	—		15.94	1.53		1.28	1.07		1.06		1.32		2,655	74

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (Unaudited) (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

*	Amount is more than $(0.005) or (0.005)% or less than $0.005 or 0.005%.

•	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

(a)	Effective June 1, 2005, ING Real Estate Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended May 31, 2006 was to decrease the net investment income per share by $0.25, $0.25, $0.26, $0.26, and $0.25, increase net realized and unrealized gain on investments per share by $0.25, $0.25, $0.26, $0.26, and $0.25, and decrease the ratio of net investment income to average net assets from 2.91% to 1.36%, 2.16% to 0.61%, 2.16% to 0.61%, 3.23% to 1.68%, and 2.91% to 1.36%, for Class A, Class B, Class C, Class I, and Class O, respectively.

(b)	There was no impact on total return by the affiliate payment.

(c)	In 2005, the Sub-Adviser fully reimbursed ING MidCap Opportunities Fund for a loss on an investment transaction, which otherwise would have had a 0.08% impact on the Fund’s total return. Excluding the reimbursement, total return would have been 7.80%, 7.00%, 7.03%, 8.19%, and 7.97% for Class A, Class B, Class C, Class I, and Class Q, respectively.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of November 30, 2009 (Unaudited)

NOTE 1 — ORGANIZATION

Organization. The ING Funds included in this report are a series of ING Equity Trust (“IET” or the “Trust”), which is organized as an open-end investment management company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

IET is a Massachusetts business trust organized on June 12, 1998 with nine separate active series. Eight of which are discussed in this report: ING Real Estate Fund (“Real Estate”), ING Equity Dividend Fund (“Equity Dividend”), ING Growth Opportunities Fund (“Growth Opportunities”), ING MidCap Opportunities Fund (“MidCap Opportunities”), ING Opportunistic LargeCap Fund (“Opportunistic LargeCap”), ING SmallCap Opportunities Fund (“SmallCap Opportunities”), ING SmallCap Value Multi-Manager Fund (“SmallCap Value Multi-Manager”) and ING Value Choice Fund (“Value Choice”), (each, the “Fund” and collectively, the “Funds”). The investment objective of each Fund is described in the Fund’s prospectus.

Each Fund offers at least four of the following classes of shares: Class A, Class B, Class C, Class I, Class O, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees (if any), shareholder servicing fees (if any) and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Common expenses of the Funds (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, and fees and expenses of the independent trustees) are allocated to each Fund in proportion to its average net assets. Expenses directly attributable to a particular fund (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, transfer agency out-of-pocket expenses, and offering costs) are charged directly to that Fund. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Please see Note 17 for information regarding closure of Class B shares.

On September 10, 2009, the Board of Trustees (“Board”) of the Trust approved the conversion of Real Estate, Growth Opportunities, MidCap Opportunities and SmallCap Opportunities current Class Q shares to Class W shares. Effective on November 21, 2009 Class Q shareholders were converted to Class W shares of the respective Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Investments in open-end mutual funds are valued at net asset value. Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at

NOTES TO FINANCIAL STATEMENTS as of November 30, 2009 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Funds (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the valuation procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time a Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the a value of such securities as determined under a Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be

NOTES TO FINANCIAL STATEMENTS as of November 30, 2009 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

reflected in a Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost, which approximates market value.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement data. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Securities valued at amortized cost are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

For the six months ended November 30, 2009, there have been no significant changes to the fair valuation methodologies.

On April 9, 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Accounting Standards Codification (“ASC”) 820, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly. ASC 820 requires enhanced disclosures about the inputs and valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosure are to be expanded for each major category of equity and debt securities. There was no change to the financial position of the Funds and the results of their operations due to the adoption of ASC 820 and all disclosures have been made for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method and included in interest income.

Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.	Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

NOTES TO FINANCIAL STATEMENTS as of November 30, 2009 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.	Foreign Currency Transactions and Futures Contracts. Certain Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E.	Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund pays dividends, if any, as follows:

Annually	Quarterly

Growth Opportunities	Real Estate
MidCap Opportunities	Equity Dividend
Opportunistic LargeCap
SmallCap Opportunities
SmallCap Value Multi-Manager
Value Choice

Each Fund distributes capital gains, to the extent available, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.	Federal Income Taxes. It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of each Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

G.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS as of November 30, 2009 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

H.	Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

I.	Illiquid and Restricted Securities. Each Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund also may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and generally may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the illiquid and restricted securities are valued based upon their fair value determined under procedures approved by the Board.

J.	Indemnifications. In the normal course of business, IET may enter into contracts that provide certain indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the six months ended November 30, 2009, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales

Real Estate	$111,465,946	$169,127,327
Equity Dividend	4,113,516	4,325,432
Growth Opportunities	60,889,033	79,629,132
MidCap Opportunities	155,296,070	160,639,147
Opportunistic LargeCap	18,294,450	19,079,338
SmallCap Opportunities	62,865,685	81,290,558
SmallCap Value Multi-Manager	7,622,843	17,842,759
Value Choice	190,311,344	128,146,985

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into investment management agreements (“Management Agreements”) with ING Investments, LLC (“ING Investments” or the “Investment Adviser”). The Investment Management Agreements compensate the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

As a Percent of
Average Daily Net Assets

Real Estate	0.70%

Equity Dividend	0.65%

Growth Opportunities	0.75% on first $500 million; 0.675% on next $500 million; and 0.65% in excess of $1 billion

MidCap Opportunities	0.75%

Opportunistic LargeCap	0.70% on first $500 million; 0.65% on next $500 million; and 0.60% in excess of $1 billion

SmallCap Opportunities	0.90% on first $250 million; 0.80% on next $250 million; and 0.75% in excess of $500 million

SmallCap Value Multi-Manager	1.00% of the Fund’s average daily net assets managed by NWQ and Kayne; and 0.75% of the Fund’s average daily net assets managed by ING IM.

Value Choice	0.90%

ING Investment Management Co. (“ING IM”), a registered investment adviser, serves as Sub-Adviser to, Equity Dividend, Growth Opportunities, MidCap Opportunities, Opportunistic LargeCap, and SmallCap Opportunities pursuant to sub-advisory agreements between the Investment Adviser and ING IM.

Effective June 1, 2009, ING Investments has contractually agreed to waive a portion of the

NOTES TO FINANCIAL STATEMENTS as of November 30, 2009 (Unaudited) (continued)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

advisory fee for SmallCap Value Multi-Manager. The wavier is calculated as 50% of the difference between the former sub-advisory fee minus the new sub-advisory fee.

For the period ended November 30, 2009, ING Investments waived $2,079 in advisory fees.

ING Clarion Real Estate Securities L.P. (“ING CRES”), a registered investment adviser, is the Sub-Adviser to Real Estate pursuant to a sub-advisory agreement between the Investment Adviser and ING CRES.

NWQ Investment Management Company, LLC (“NWQ”), a registered investment adviser, serves as one of the Sub-Advisers to SmallCap Value Multi-Manager pursuant to a sub-advisory agreement between the Investment Adviser and NWQ. Kayne Anderson Rudnick Investment Management, LLC (“Kayne”) serves as the second Sub-Adviser to SmallCap Value Multi-Manager pursuant to a sub-advisory agreement between the Investment Adviser and Kayne. ING IM served as the third Sub-Adviser to SmallCap Value Multi-Manager pursuant to a sub-advisory agreement between the Investment Adviser and ING IM.

Tradewinds Global Investors, LLC (“Tradewinds”), a registered investment adviser, serves as Sub-Adviser to Value Choice pursuant to a sub-advisory agreement between the Investment Adviser and Tradewinds.

ING Funds Services, LLC (the “Administrator” or “IFS”), serves as administrator to each Fund. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund’s average daily net assets.

MidCap Opportunities and SmallCap Opportunities also pay IFS an annual shareholder account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares. For the six months ended November 30, 2009, MidCap Opportunities and SmallCap Opportunities paid $116,234 and $52,197, respectively, in shareholder servicing fees.

The Investment Adviser, ING IM, ING CRES, IFS and the ING Funds Distributor, LLC (“IFD” or the Distributor”) are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosted ING Bank’s core Tier-1 ratio, strengthened the insurance balance sheet and reduced ING Groep’s Debt/Equity ratio.

On October 26, 2009, ING Groep announced that it will move towards a complete separation of its banking and insurance operations. A formal restructuring plan (“Restructuring Plan”) was submitted to the European Commission (“EC”), which approved it on November 18, 2009. ING Groep expects that the Restructuring Plan will be achieved over the next four years by a divestment of all insurance operations (including ING Investment Management) as well as a divestment of ING Direct US by the end of 2013. ING Groep has represented that it will explore all options, including initial public offerings, sales or combinations thereof. ING Groep also repurchased EUR 5 billion of Core Tier 1 securities in the fourth quarter of 2009, financed by a EUR 7.5 billion underwritten rights issue.

ING Funds are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Funds will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Funds. For the six months ended November 30, 2009, the following Funds waived such management fees which are not subject to recoupment:

Fund	Amount

Real Estate	$2,354
Equity Dividend	12
Growth Opportunities	254
MidCap Opportunities	1,251
Opportunistic LargeCap	71
SmallCap Opportunities	599
SmallCap Value Multi-Manager	254
Value Choice	16,339

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except Class I and Class W) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Fund’s shares, including

NOTES TO FINANCIAL STATEMENTS as of November 30, 2009 (Unaudited) (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following rates:

		Classes B
	Class A	and C	Class O

Real Estate	0.25%	1.00%	0.25%
Equity Dividend	0.25%	1.00%	n/a
Growth Opportunities(1)	0.35%	1.00%	n/a
MidCap Opportunities	0.25%	1.00%	0.25%
Opportunistic LargeCap	0.25%	1.00%	n/a
SmallCap Opportunities	0.25%	1.00%	n/a
SmallCap Value Multi-Manager	0.25%	1.00%	n/a
Value Choice(2)	0.25%	1.00%	0.25%

(1)	Effective January 26, 2009, ING Funds Distributor, LLC has contractually agreed to waive up to 0.25% of the distribution and/or service fees payable to it for Class A, Class B and Class C shares of Growth Opportunities through October 1, 2010.

(2)	ING Funds Distributor, LLC has contractually agreed to waive up to 0.25% of the distribution and/or service fees for Class A, Class B, Class C and Class O shares of Value Choice through October 1, 2011.

The Distributor also retains the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the six months ended November 30, 2009, the Distributor retained the following amounts in sales charges:

	Class A	Class B	Class C
Initial Sales Charges:	Shares	Shares	Shares

Real Estate	$8,510	N/A	N/A
Equity Dividend	970	N/A	N/A
Growth Opportunities	1,027	N/A	N/A
MidCap Opportunities	6,359	N/A	N/A
Opportunistic LargeCap	1,240	N/A	N/A
SmallCap Opportunities	1,684	N/A	N/A
SmallCap Value Multi-Manager	484	N/A	N/A
Value Choice	59,907	N/A	N/A

Contingent Deferred	Class A	Class B	Class C
Sales Charges:	Shares	Shares	Shares

Real Estate	$540	N/A	$231
Equity Dividend	—	N/A	100
Growth Opportunities	497	N/A	647
MidCap Opportunities	—	N/A	1,427
Opportunistic LargeCap	—	N/A	6
SmallCap Opportunities	—	N/A	439
SmallCap Value Multi-Manager	1,736	N/A	20
Value Choice	300	N/A	2,696

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

The Investment Adviser may direct the Funds’ portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture in the Statements of Operations.

At November 30, 2009, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

			Accrued
	Accrued		Shareholder
	Investment	Accrued	Service and
	Management	Administrative	Distribution
Fund	Fees	Fees	Fees	Total

Real Estate	$259,645	$37,138	$26,300	$323,083
Equity Dividend	4,060	625	2,368	7,053
Growth Opportunities	46,287	6,177	—	52,464
MidCap Opportunities	157,951	21,088	90,005	269,044
Opportunistic LargeCap	11,659	1,668	5,735	19,062
SmallCap Opportunities	71,608	7,965	32,796	112,369
SmallCap Value Multi-Manager	16,809	1,748	6,899	25,456
Value Choice	363,939	39,820	162,594	566,353

At November 30, 2009, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

Subsidiary	Fund	Percentage

ING Life Insurance and Annuity Company	Real Estate	11.20%
	Equity Dividend	54.50%
	Opportunistic LargeCap	5.89%
	Small Cap Value Multi-Manager	23.47%
ING National Trust	Real Estate	8.38%
	Opportunistic LargeCap	16.41%
Reliance Trust Company	Growth Opportunities	6.58%
	SmallCap Opportunities	5.26%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Investment activities of these shareholders could have a material impact on the Funds.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At November 30, 2009, the Funds had the following payables included in Other Accrued Expenses and

NOTES TO FINANCIAL STATEMENTS as of November 30, 2009 (Unaudited) (continued)

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES (continued)

Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities.

Fund	Accrued Expenses	Amount

Equity Dividend	Shareholder Reporting	$5,044
MidCap Opportunities	Transfer Agent	331,389
Opportunistic LargeCap	Transfer Agent	37,137
	Postage	15,754
SmallCap Value Multi-Manager	Postage	38,852

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

For the following Funds, the Investment Adviser has agreed to limit expenses, excluding interest expenses, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

	Class	Class	Class	Class	Class	Class
	A	B	C	I	O	W

Real Estate	1.45%	2.20%	2.20%	1.00%	1.45%	1.20%
Equity Dividend	1.25%	2.00%	2.00%	n/a	n/a	1.00%
Growth Opportunities(1)	1.40%	2.05%	2.05%	1.05%	n/a	1.05%
MidCap Opportunities(2)	1.75%	2.45%	2.45%	1.45%	1.70%	1.50%
Opportunistic LargeCap	1.25%	2.00%	2.00%	1.00%	n/a	1.00%
SmallCap Value Multi-Manager	1.50%	2.25%	2.25%	1.25%	n/a	1.25%
Value Choice	1.40%	2.15%	2.15%	1.15%	1.40%	1.15%

(1)	Effective January 26, 2009, ING Investments has further reduced the expense limits through at least January 27, 2010.

	Class A	Class B	Class C	Class I	Class W

Growth Opportunities	1.35%	2.00%	2.00%	1.00%	1.00%

After January 27, 2010, the expense limits for Growth Opportunities will revert to the limits listed in the table above.

(2)	Effective October 1, 2009, pursuant to a side agreement, ING Investments has lowered the expense limits for MidCap Opportunities through at least October 1, 2010. Effective December 17, 2007, pursuant to a side agreement, ING Investments has implemented expense limits for SmallCap Opportunities through at least October 1, 2010. The expense limits for these Funds are as follows:

	Class A	Class B	Class C	Class I	Class O	Class W

MidCap Opportunities	1.35%	2.10%	2.10%	1.10%	1.35%	n/a
SmallCap Opportunities	1.50%	2.25%	2.25%	1.25%	n/a	1.25%

If, after October 1, 2010, ING Investments elects not to renew the side agreement, the expense limits for MidCap Opportunities will revert to the limits listed in the table above. For SmallCap Opportunities, the Fund will no longer have an expense limitation. There is no guarantee that these side agreements will continue after that date. The side agreements will only renew if ING Investments elects to renew them. Any fees waived pursuant to the side agreements shall not be eligible for recoupment.

The Investment Adviser may at a later date recoup from a Fund management fees waived and certain other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Some of the fees waived are not eligible for recoupment. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities for each Fund.

At November 30, 2009, the cumulative amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	November 30,
	2010	2011	2012	Total

Real Estate	$—	$116,257	$—	$116,257
Equity Dividend	—	149,602	72,779	222,381
Growth Opportunities	80,629	315,850	173,855	570,334
Opportunistic LargeCap	76,989	190,137	130,744	397,870
SmallCap Value Multi-Manager	199,734	304,667	116,875	621,276
Value Choice	271,792	270,721	177,644	720,157

The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

Each of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; and (2) finance the redemption of shares of an investor in the Funds. The Funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

The following Funds utilized the line of credit during the six months ended November 30, 2009:

		Approximate	Approximate
		Average	Weighted
		Daily	Average
		Balance For	Interest Rate
	Days	Days	For Days
Fund	Utilized	Utilized	Utilized

Real Estate	1	$4,310,000	0.71%
Growth Opportunities	2	3,795,000	1.42%
SmallCap Opportunities	5	1,302,000	1.40%
SmallCap Value Multi-Manager	1	1,200,000	1.37%

NOTES TO FINANCIAL STATEMENTS as of November 30, 2009 (Unaudited) (continued)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

		Proceeds					Net
		from	Proceeds				increase		Proceeds
		shares	from	Reinvestment			(decrease)		from shares	Proceeds	Reinvestment	Redemption			Net
		issued in	shares	of	Shares	Shares	in shares		issued in	from shares	of	fee	Shares	Shares	increase
	Shares sold	merger	converted	distributions	redeemed	converted	outstanding	Shares sold	merger	converted	distributions	proceeds	redeemed	converted	(decrease)
Year or period ended	#	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)	($)	($)

Real Estate Fund

Class A

11-30-09	1,267,329	—	—	157,866	(874,341)	—	550,854	11,085,982	—	—	1,285,014	—	(7,779,709)	—	4,591,287

05-31-09	3,128,767	—	—	284,932	(3,028,207)	—	385,492	30,877,139	—	—	2,640,336	—	(25,995,978)	—	7,521,497

Class B

11-30-09	2,905	—	—	2,955	(32,029)	—	(26,169)	26,650	—	—	23,971	—	(284,779)	—	(234,158)

05-31-09	43,049	—	—	5,619	(89,247)	—	(40,579)	487,120	—	—	51,934	—	(873,519)	—	(334,465)

Class C

11-30-09	86,354	—	—	5,585	(124,030)	—	(32,091)	808,098	—	—	47,500	—	(1,138,066)	—	(282,468)

05-31-09	509,569	—	—	8,729	(228,390)	—	289,908	4,859,122	—	—	78,201	—	(1,888,170)	—	3,049,153

Class I

11-30-09	4,662,331	—	—	270,429	(11,611,841)	—	(6,679,081)	41,052,983	—	—	2,308,227	—	(104,873,065)	—	(61,511,855)

05-31-09	36,744,820	—	—	561,360	(19,611,292)	—	17,694,888	378,154,131	—	—	5,468,101	—	(168,373,040)	—	215,249,192

Class Q(2)

11-30-09	—	—	—	—	(1)	(53)	(54)	—	—	—	—	—	(10)	(532)	(542)

05-31-09	—	—	—	—	(1)	—	(1)	—	—	—	—	—	(5)	—	(5)

Class O

11-30-09	255,650	—	—	2,466	(199,565)	—	58,551	2,195,649	—	—	19,977	—	(1,777,769)	—	437,857

05-31-09	560,345	—	—	34,751	(636,311)	—	(41,215)	5,284,378	—	—	441,091	—	(6,338,285)	—	(612,816)

Class W

11-30-09	198,369	—	45	1,175	(36,665)	—	162,924	2,085,054	—	532	11,122	—	(374,155)	—	1,722,553

05-31-09	118,652	—	—	2,065	(33,186)	—	87,531	1,336,319	—	—	19,518	—	(273,684)	—	1,082,153

ING Equity Dividend Fund

Class A

11-30-09	33,898	—	—	1,478	(75,597)	—	(40,221)	254,522	—	—	10,703	—	(584,146)	—	(318,921)

05-31-09	304,171	—	—	2,318	(13,205)	—	293,284	2,105,925	—	—	15,460	—	(88,876)	—	2,032,509

Class B

11-30-09	13,722	—	—	119	(739)	—	13,102	100,906	—	—	869	—	(4,858)	—	96,917

05-31-09	13,729	—	—	149	(830)	—	13,048	95,600	—	—	1,001	—	(5,846)	—	90,755

Class C

11-30-09	11,254	—	—	340	(11,601)	—	(7)	88,060	—	—	2,461	—	(91,320)	—	(799)

05-31-09	137,717	—	—	256	(5,609)	—	132,364	921,436	—	—	1,689	—	(39,506)	—	883,619

Class W

06-01-09(1)-11-30-09	400	—	—	—	—	—	400	2,993	—	—	—	—	—	—	2,993

11-30-09	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

ING Growth Opportunities Fund

Class A

11-30-09	136,606	—	—	—	(337,794)	—	(201,188)	2,109,869	—	—	—	—	(5,335,244)	—	(3,225,375)

05-31-09	489,323	—	—	—	(1,095,041)	—	(605,718)	7,840,379	—	—	—	—	(16,464,110)	—	(8,623,731)

Class B

11-30-09	10,252	—	—	—	(225,893)	—	(215,641)	151,655	—	—	—	—	(3,300,863)	—	(3,149,208)

05-31-09	53,833	—	—	—	(949,942)	—	(896,109)	813,646	—	—	—	—	(14,154,282)	—	(13,340,636)

Class C

11-30-09	12,990	—	—	—	(194,015)	—	(181,025)	197,136	—	—	—	—	(2,851,987)	—	(2,654,851)

05-31-09	82,246	—	—	—	(370,696)	—	(288,450)	1,138,161	—	—	—	—	(5,034,766)	—	(3,896,605)

Class I

11-30-09	27,349	—	—	—	(491,961)	—	(464,612)	442,766	—	—	—	—	(7,831,295)	—	(7,388,529)

05-31-09	205,671	—	—	—	(254,556)	—	(48,885)	3,053,595	—	—	—	—	(3,772,435)	—	(718,840)

Class Q(2)

11-30-09	—	—	—	—	(2,025)	(16,107)	(18,132)	—	—	—	—	—	(32,619)	(285,005)	(317,624)

05-31-09	50	—	—	—	(21,840)	—	(21,790)	888	—	—	—	—	(316,898)	—	(316,010)

NOTES TO FINANCIAL STATEMENTS as of November 30, 2009 (Unaudited) (continued)

NOTE 10 — CAPITAL SHARES (continued)

		Proceeds					Net
		from	Proceeds				increase		Proceeds
		shares	from	Reinvestment			(decrease)		from shares	Proceeds	Reinvestment	Redemption			Net
		issued in	shares	of	Shares	Shares	in shares		issued in	from shares	of	fee	Shares	Shares	increase
	Shares sold	merger	converted	distributions	redeemed	converted	outstanding	Shares sold	merger	converted	distributions	proceeds	redeemed	converted	(decrease)
Year or period ended	#	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)	($)	($)

ING Growth Opportunities Fund (continued)

Class W

11-23-09(1)-11-30-09	—	—	16,107	—	—	—	16,107	—	—	285,005	—	—	—	—	26,800,390

11-30-09	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

ING MidCap Opportunities Fund

Class A

11-30-09	643,210	—	—	—	(908,257)	—	(265,047)	8,059,718	—	—	—	—	(11,405,591)	—	(3,345,873)

05-31-09	2,818,879	1,577,015	—	68,892	(2,595,485)	—	1,869,301	34,487,652	16,173,283	—	700,917	21,233	(30,710,868)	—	20,672,217

Class B

11-30-09	43,046	—	—	—	(443,637)	—	(400,591)	498,656	—	—	—	—	(5,037,452)	—	(4,538,796)

05-31-09	151,433	237,360	—	21,680	(2,233,259)	—	(1,822,786)	1,670,843	2,232,181	—	202,707	5,374	(25,693,578)	—	(21,582,473)

Class C

11-30-09	50,857	—	—	—	(294,486)	—	(243,629)	579,567	—	—	—	—	(3,409,000)	—	(2,829,433)

05-31-09	177,189	188,148	—	27,043	(852,973)	—	(460,593)	1,868,518	1,743,123	—	251,495	10,509	(8,845,696)	—	(4,972,051)

Class I

11-30-09	696,147	—	—	—	(147,435)	—	548,712	9,293,973	—	—	—	—	(2,026,140)	—	7,267,833

05-31-09	291,755	245,180	—	6,078	(212,462)	—	330,551	3,816,393	2,644,967	—	64,970	1,499	(2,324,747)	—	4,203,082

Class Q(2)

11-30-09	166	—	—	—	(6,829)	(336,161)	(342,824)	2,190	—	—	—	—	(91,399)	(4,789,292)	(4,787,102)

05-31-09	6,581	—	—	3,671	(5,807)	—	4,445	68,249	—	—	38,183	887	(67,868)	—	39,451

Class O

11-30-09	93,067	—	—	—	(224,049)	—	(130,982)	1,167,438	—	—	—	—	(2,858,333)	—	(1,690,895)

06-04-08(1)-05-31-09	114,400	2,554,172	—	—	(180,421)	—	2,488,151	1,196,338	26,221,858	—	—	32	(1,809,652)	—	25,608,576

Class W

06-01-09(1)-11-30-09	242	—	326,382	—	(372)	—	326,252	2,988	—	4,789,292	—	—	(5,538)	—	4,786,742

11-30-09	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

ING Opportunistic LargeCap Fund

Class A

11-30-09	144,855	—	—	—	(214,602)	—	(69,747)	1,111,797	—	—	—	—	(1,637,059)	(1,637,059)	(525,262)

05-31-09	260,513	—	—	—	(1,335,837)	—	(1,075,324)	1,970,767	—	—	—	—	(9,382,842)	(9,382,842)	(7,412,075)

Class B

11-30-09	4,520	—	—	—	(42,209)	—	(37,689)	33,470	—	—	—	—	(311,539)	(311,539)	(278,069)

05-31-09	18,828	—	—	—	(214,372)	—	(195,544)	125,559	—	—	—	—	(1,608,972)	(1,608,972)	(1,483,413)

Class C

11-30-09	18,272	—	—	—	(14,377)	—	3,895	142,624	—	—	—	—	(108,152)	(108,152)	34,472

05-31-09	21,148	—	—	—	(74,355)	—	(53,207)	143,117	—	—	—	—	(534,680)	(534,680)	(391,563)

Class I

11-30-09	5,077	—	—	—	(23,723)	—	(18,646)	37,311	—	—	—	—	(182,526)	(182,526)	(145,215)

05-31-09	52,021	—	—	—	(155,493)	—	(103,472)	342,525	—	—	—	—	(1,192,071)	(1,192,071)	(849,546)

Class W

11-30-09	—	—	—	—	(2)	—	(2)	—	—	—	—	—	(10)	(10)	(10)

05-31-09	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

ING SmallCap Opportunities Fund

Class A

11-30-09	149,745	—	—	—	(717,710)	—	(567,965)	3,755,026	—	—	—	—	(18,036,547)	—	(14,281,521)

05-31-09	2,431,381	—	—	—	(1,874,012)	—	557,369	64,525,849	—	—	—	—	(43,515,819)	—	21,010,030

Class B

11-30-09	6,686	—	—	—	(58,419)	—	(51,733)	151,252	—	—	—	—	(1,319,535)	—	(1,168,283)

05-31-09	24,727	—	—	—	(202,017)	—	(177,290)	527,491	—	—	—	—	(4,578,163)	—	(4,050,672)

Class C

11-30-09	7,088	—	—	—	(50,961)	—	(43,873)	161,385	—	—	—	—	(1,181,910)	—	(1,020,525)

05-31-09	32,238	—	—	—	(164,090)	—	(131,852)	740,654	—	—	—	—	(3,499,426)	—	(2,758,772)

NOTES TO FINANCIAL STATEMENTS as of November 30, 2009 (Unaudited) (continued)

NOTE 10 — CAPITAL SHARES (continued)

		Proceeds					Net
		from	Proceeds				increase		Proceeds
		shares	from	Reinvestment			(decrease)		from shares	Proceeds	Reinvestment	Redemption			Net
		issued in	shares	of	Shares	Shares	in shares		issued in	from shares	of	fee	Shares	Shares	increase
	Shares sold	merger	converted	distributions	redeemed	converted	outstanding	Shares sold	merger	converted	distributions	proceeds	redeemed	converted	(decrease)
Year or period ended	#	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)	($)	($)

ING Opportunistic LargeCap Fund (continued)

Class I

11-30-09	25,772	—	—	—	(36,895)	—	(11,123)	665,220	—	—	—	—	(981,590)	—	(316,370)

05-31-09	82,459	—	—	—	(66,264)	—	16,195	1,949,424	—	—	—	—	(1,463,223)	—	486,201

Class Q(2)

11-30-09	—	—	—	—	(440)	(2,560)	(3,000)	—	—	—	—	—	(12,455)	(69,851)	(82,306)

05-31-09	—	—	—	—	(916)	—	—	—	—	—	—	—	(23,368)	—	(23,368)

Class W

11-30-09	7,785	—	2,517	—	(12,259)	—	(1,957)	200,320	—	69,851	—	—	(338,441)	—	(68,270)

05-31-09	23,433	—	—	—	(956)	—	22,477	516,266	—	—	—	—	(21,353)	—	494,913

ING SmallCap Value Multi-Manager Fund

Class A

11-30-09	224,616	—	—	—	(1,251,848)	—	(1,027,232)	1,767,711	—	—	—	—	(10,103,903)	—	(8,336,192)

05-31-09	755,458	—	—	24,640	(1,606,821)	—	(826,723)	5,592,885	—	—	162,621	—	(12,617,545)	—	(6,862,039)

Class B

11-30-09	2,072	—	—	—	(36,093)	—	(34,021)	15,596	—	—	—	—	(277,639)	—	(262,043)

05-31-09	11,528	—	—	—	(65,091)	—	(53,563)	81,427	—	—	—	—	(515,211)	—	(433,784)

Class C

11-30-09	5,863	—	—	—	(99,622)	—	(93,759)	42,801	—	—	—	—	(773,559)	—	(730,758)

05-31-09	64,624	—	—	—	(392,786)	—	(328,162)	467,785	—	—	—	—	(2,999,375)	—	(2,531,590)

Class I

11-30-09	7,422	—	—	—	(159,535)	—	(152,113)	54,426	—	—	—	—	(1,269,801)	—	(1,215,375)

05-31-09	13,033	—	—	2,171	(728,480)	—	(713,276)	91,860	—	—	14,353	—	(6,029,972)	—	(5,923,759)

Class W

11-30-09	893	—	—	—	(619)	—	274	7,824	—	—	—	—	(5,396)	—	2,428

05-31-09	3,619	—	—	55	(83)	—	3,591	29,977	—	—	376	—	(633)	—	29,720

ING Value Choice Fund

Class A

11-30-09	8,896,405	—	—	—	(7,126,033)	—	1,770,372	116,367,608	—	—	—	—	(90,634,400)	—	25,733,208

05-31-09	14,834,819	1,210,099	—	409,933	(11,139,668)	—	5,315,183	157,058,048	14,696,189	—	4,823,126	15,723	(110,507,928)	—	66,085,158

Class B

11-30-09	229,819	—	—	—	(247,874)	—	(18,055)	2,908,138	—	—	—	—	(3,206,933)	—	(298,795)

05-31-09	334,030	321,004	—	39,035	(929,028)	—	(234,959)	3,981,608	3,863,855	—	471,544	2,245	(9,793,576)	—	(1,474,324)

Class C

11-30-09	1,447,994	—	—	—	(688,357)	—	759,637	18,690,109	—	—	—	—	(8,883,923)	—	9,806,186

05-31-09	2,119,044	738,400	—	99,993	(2,416,572)	—	540,865	23,452,851	8,879,085	—	1,205,919	5,665	(23,935,365)	—	9,608,155

Class I

11-30-09	440,719	—	—	—	(142,237)	—	298,482	5,908,293	—	—	—	—	(1,951,179)	—	3,957,114

05-31-09	833,915	763	—	10,264	(587,618)	—	257,324	9,544,886	9,344	—	115,766	246	(7,393,961)	—	2,276,281

Class O

11-30-09	92,273	—	—	—	(44,710)	—	47,563	1,182,505	—	—	—	—	(568,978)	—	613,527

06-04-08(1)-05-31-09	143,921	—	—	—	(25,811)	—	118,110	1,396,271	—	—	—	24	(251,124)	—	1,145,171

Class W

11-30-09	932,498	—	—	—	(108,604)	—	823,894	12,640,629	—	—	—	—	(1,551,123)	—	11,089,506

05-31-09	1,606,306	—	—	13,032	(551,410)	—	1,067,928	18,269,811	—	—	166,507	514	(5,979,461)	—	12,457,371

(1)	Commencement of operations.
(2)	Effective November 23, 2009, Class Q Shareholders of ING Real Estate Fund, ING Growth Opportunities Fund, ING MidCap Opportunities Fund, and ING SmallCap Opportunities Fund were converted to Class W shares of the Fund.

NOTES TO FINANCIAL STATEMENTS as of November 30, 2009 (Unaudited) (continued)

NOTE 11 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds’ Board, the following securities have been deemed to be illiquid. The Funds may invest up to 15% of their net assets in illiquid securities.

		Principal	Initial			Percent
		Amount/	Acquisition			of Net
Fund	Security	Shares	Date	Cost	Value	Assets

Value Choice	LTX Credence, 3.500%, due 05/15/11	3,701,000	05/31/09	882,799	1,924,520	0.4%

NOTE 12 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the Bank of New York Mellon Corp. Institutional Cash Reserves Fund (“BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of November 30, 2009, the BICR Fund held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the “Lehman Securities”) in a separate sleeve designated as Series B. The Lehman Securities have market values significantly below amortized cost. On May 22, 2009, the Funds agreed to the terms of a capital support agreement (the “Capital Support Agreement”) extended by The Bank of New York Mellon Corporation (“BNYC”), an affiliated company of BNY, for the Lehman Securities held by the BICR Fund, Series B. Under the terms of the Capital Support Agreement, BNYC will support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents an unrealized loss to the Funds) and subject, in part, to the Funds’ continued participation in the BNY securities lending program through September 15, 2011. At September 15, 2011, if the Funds have complied with the requirements under the Capital Support Agreement to continue to participate in the BNY securities lending program and if such securities have not otherwise been sold, the Funds will have the right to sell the defaulted securities to BNYC at a price equal to 80% of par value. The recorded value of each Fund’s investment in the BICR Fund includes the value of the underlying securities held by the BICR Fund and the estimated value of the support to be provided by BNYC. The investment in the BICR Fund is included in the Portfolio of Investments under Securities Lending Collateral and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statements of Assets and Liabilities.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At November 30, 2009, the following Funds had securities on loan with the following market values:

	Value of	Cash
	Securities	Collateral
	Loaned	Received*

Growth Opportunities	$683,596	$663,831
MidCap Opportunities	2,842,234	2,781,320
SmallCap Opportunities	3,541,418	3,621,013
SmallCap Value Multi-Manager	105,359	113,207
Value Choice	11,518,790	12,315,005

*	Cash collateral received was invested in the BICR Fund, the fair value of which is presented in the respective Funds’ Portfolios of Investments.

NOTE 13 — REORGANIZATIONS

On February 7, 2009, MidCap Opportunities (“Acquiring Fund”) acquired the assets and certain liabilities of ING Global Science and Technology Fund, also listed below (“Acquired Fund”) in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to the plan of reorganization approved by the Acquired Fund’s

NOTES TO FINANCIAL STATEMENTS as of November 30, 2009 (Unaudited) (continued)

NOTE 13 — REORGANIZATIONS (continued)

shareholders. The number and value of shares issued by the Acquiring Fund is presented in Note 9 — Capital Shares. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquired Fund
				Acquired	Unrealized
Acquiring	Acquired	Total Net Assets of	Total Net Assets of	Capital Loss	Appreciation	Conversion
Fund	Fund	Acquired Fund (000s)	Acquiring Fund (000s)	Carryforwards (000s)	(000s)	Ratio

MidCap Opportunities	ING Global Science and Technology Fund	$49,015	$154,274	$(30,103)	$2,324	0.33

The net assets of MidCap Opportunities after the acquisition were $203,289,179.

NOTE 14 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended
	November 30, 2009	Year Ended May 31, 2009
	Ordinary	Ordinary	Long-Term	Return
	Income	Income	Capital Gains	of Capital
Real Estate(1)	$9,374,335	$10,046,596	$—	$4,871,462
Equity Dividend	62,910	147,695	—	—
MidCap Opportunities	—	—	1,820,533	—
SmallCap Value Multi-Manager	—	281,171	—	—
Value Choice	—	4,074,037	4,674,773	—

(1)	Amounts and composition of dividends and distributions presented herein are based on the Fund’s tax year-ends of December 31, 2008 and 2007.

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2009 were:

			Post-October	Post-October
	Undistributed	Unrealized	Currency	Capital
	Ordinary	Appreciation/	Losses	Losses	Capital Loss	Expiration
	Income	(Depreciation)	Deferred	Deferred	Carryforwards	Dates

Real Estate(1)	$—	$(162,545,387)	$—	$(25,953,443)	$(5,631,494)	2016
Equity Dividend	17,795	(42,981)	—	(782,911)	(71,618)	2016
					(562,902)	2017

					$(634,520)

Growth Opportunities	—	4,699,126	(1,543)	(30,412,665)	(137,806,249)	2010
					(117,098,211)	2011
					(1,005,295)	2013
					(6,977,204)	2017

					$(262,886,959)

NOTES TO FINANCIAL STATEMENTS as of November 30, 2009 (Unaudited) (continued)

NOTE 14 — FEDERAL INCOME TAXES (continued)

			Post-October	Post-October
	Undistributed	Unrealized	Currency	Capital
	Ordinary	Appreciation/	Losses	Losses	Capital Loss	Expiration
	Income	(Depreciation)	Deferred	Deferred	Carryforwards	Dates

MidCap Opportunities	$—	$17,946,334	$—	$(2,905,146)	$(45,790,638)	2010
				(2,696,455)	(9,824,346)	2011
				(903,833)	—	2012
				(12,578,444)	—	2016
				—	(21,819,540)	2017
				(51,799,889)	—	2018

				$(70,883,767)*	$(77,434,524)*

Opportunistic LargeCap	—	429,730	—	(7,898,773)	(30,311,320)	2010
					(10,223,807)	2017

					$(40,535,127)

SmallCap Opportunities	—	(11,956,785)	—	(27,834,892)	(48,878,313)	2010
					(167,319,500)	2011
					(2,868,318)	2017

					$(219,066,131)*

SmallCap Value Multi-Manager	16,582	(5,958,324)	—	(15,477,585)	(796,234)	2016
					(6,812,069)	2017

					$(7,608,303)

Value Choice	2,062,103	(20,775,294)	—	—	(3,832,801)	2014
				—	(5,627,636)	2015
				(9,794,706)	—	2016
				—	(13,869,709)	2017
				(37,469,957)	—	2018

				$(47,264,663)*	$(23,330,146)*

(1)	As of the Fund’s tax year ended December 31, 2008.

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Funds’ major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2004.

As of November 30, 2009, no provisions for income tax would be required in the Funds’ financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 15 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see the Funds’ most recent Prospectus and/or the Statement of Additional Information.

Non-Diversified Investment Company (Real Estate). The Fund is classified as non-diversified investment companies under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Fund. The investment of a large percentage of the Fund’s assets

NOTES TO FINANCIAL STATEMENTS as of November 30, 2009 (Unaudited) (continued)

NOTE 15 — CONCENTRATION OF RISKS (continued)

in the securities of a small number of issuers may cause the Fund’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as nondiversified, the Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Foreign Securities (Equity Dividend, Growth Opportunities, MidCap Opportunities, Opportunistic LargeCap, SmallCap Value Multi-Manager and Value Choice). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

NOTE 16 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

As discussed in earlier supplements that were previously filed with the SEC, ING agreed with the Funds to indemnify and hold harmless the Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the U.S. Securities and Exchange Commission in connection with investigations related to mutual funds and variable insurance products. On December 17, 2008, ING settled its indemnification commitments by making payments to the affected Funds. In connection with the settlement, ING paid:

MidCap Opportunities	$39,534
Value Choice	$24,417

NOTE 17 — SUBSEQUENT EVENTS

Dividends: Subsequent to November 30, 2009, the following Funds declared dividends and distributions of:

	PER SHARE AMOUNTS
	Net Investment	Payable	Record
	Income	Date	Date

Real Estate
Class A	$0.0871	January 4, 2010	December 30, 2009
Class B	$0.0779	January 4, 2010	December 30, 2009
Class C	$0.0778	January 4, 2010	December 30, 2009
Class I	$0.0909	January 4, 2010	December 30, 2009
Class O	$0.0871	January 4, 2010	December 30, 2009
Class W	$0.0900	January 4, 2010	December 30, 2009
Equity Dividend
Class A	$0.0465	January 4, 2010	December 30, 2009
Class B	$0.0328	January 4, 2010	December 30, 2009
Class C	$0.0310	January 4, 2010	December 30, 2009
Class I	$0.0505	January 4, 2010	December 30, 2009
Class W	$0.0418	January 4, 2010	December 30, 2009
Opportunistic LargeCap
Class A	$0.0282	December 16, 2009	December 14, 2009
Class B	$—	December 16, 2009	December 14, 2009
Class C	$—	December 16, 2009	December 14, 2009
Class I	$0.0696	December 16, 2009	December 14, 2009
Class W	$0.0729	December 16, 2009	December 14, 2009
Class A	$0.0014	January 4, 2010	December 30, 2009
Class B	$0.0014	January 4, 2010	December 30, 2009
Class C	$0.0014	January 4, 2010	December 30, 2009
Class I	$0.0014	January 4, 2010	December 30, 2009
Class W	$0.0014	January 4, 2010	December 30, 2009

NOTES TO FINANCIAL STATEMENTS as of November 30, 2009 (Unaudited) (continued)

NOTE 17 — SUBSEQUENT EVENTS (continued)

	PER SHARE AMOUNTS
	Net Investment	Payable	Record
	Income	Date	Date

SmallCap Value Multi-Manager
Class A	$0.0141	December 16, 2009	December 14, 2009
Class B	$—	December 16, 2009	December 14, 2009
Class C	$—	December 16, 2009	December 14, 2009
Class I	$0.0425	December 16, 2009	December 14, 2009
Class W	$—	December 16, 2009	December 14, 2009
Value Choice
Class A	$0.1282	December 16, 2009	December 14, 2009
Class B	$0.0354	December 16, 2009	December 14, 2009
Class C	$0.0504	December 16, 2009	December 14, 2009
Class I	$0.1581	December 16, 2009	December 14, 2009
Class O	$0.1380	December 16, 2009	December 14, 2009
Class W	$0.1561	December 16, 2009	December 14, 2009

Effective January 4, 2010, Class B shares of the Funds are closed to new investment, provided that: (1) Class B shares of the Funds may be purchased through the reinvestment of dividends issued by Class B Shares of the Fund; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B shares of the Fund may be acquired through exchange of Class B shares of other funds in the ING Mutual Funds Complex.

The Funds have evaluated events occurring after the balance sheet date (subsequent events through January 26, 2010, the date the financial statements were issued, to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements other than the above, no such subsequent events were identified.

Effective on or abut February 6, 2010, SmallCap Value Multi-Manager will merge into ING Small Company Fund.

PORTFOLIO OF INVESTMENTS
ING Real Estate Fund
as of November 30, 2009 (Unaudited)

Shares				Value

COMMON STOCK: 0.6%

		Lodging: 0.6%
90,800	@	Hyatt Hotels Corp.		$2,610,500

		Total Common Stock (Cost $2,270,000)		2,610,500

REAL ESTATE INVESTMENT TRUSTS: 98.1%

		Apartments: 13.7%
445,800		Apartment Investment & Management Co.		6,022,758
210,969		AvalonBay Communities, Inc.		15,240,401
232,800		BRE Properties, Inc.		7,293,624
235,900		Camden Property Trust		9,141,125
424,300		Equity Residential		13,666,703
22,710		Essex Property Trust, Inc.		1,811,123
679,804		UDR, Inc.		10,176,666

				63,352,400

		Diversified: 14.5%
219,500		Colonial Properties Trust		2,372,795
251,300		Digital Realty Trust, Inc.		12,228,258
761,200		Duke Realty Corp.		8,533,052
483,000		Liberty Property Trust		14,316,120
453,015		Vornado Realty Trust		29,654,362

				67,104,587

		Health Care: 13.8%
516,800		HCP, Inc.		16,175,840
105,500		Health Care Real Estate Investment Trust, Inc.		4,700,025
438,600		Nationwide Health Properties, Inc.		14,916,786
475,800		Omega Healthcare Investors, Inc.		8,607,222
448,925		Ventas, Inc.		19,272,349

				63,672,222

		Hotels: 5.8%
494,400		Hospitality Properties Trust		9,596,304
1,632,448		Host Hotels & Resorts, Inc.		17,173,353

				26,769,657

		Manufactured Homes: 1.9%
184,200		Equity Lifestyle Properties, Inc.		8,843,442

				8,843,442

		Office Property: 11.9%
171,570		Alexandria Real Estate Equities, Inc.		9,671,401
263,600		Boston Properties, Inc.		17,655,928
627,700		Brandywine Realty Trust		6,164,014
26,550		Corporate Office Properties Trust SBI MD		907,745
386,000		Highwoods Properties, Inc.		11,815,460
196,600		SL Green Realty Corp.		8,732,972

				54,947,520

		Regional Malls: 15.9%
589,500		CBL & Associates Properties, Inc.		5,458,770
426,641		Macerich Co.		12,696,836
697,000	S	Simon Property Group, Inc.		50,644,020
125,800		Taubman Centers, Inc.		4,322,488

				73,122,114

		Shopping Centers: 9.4%
263,492		Acadia Realty Trust		4,287,015
267,000		Developers Diversified Realty Corp.		2,702,040
197,200		Federal Realty Investment Trust		12,683,904
481,023		Kimco Realty Corp.		5,926,203
175,800		Regency Centers Corp.		5,884,026
152,400		Tanger Factory Outlet Centers, Inc.		5,981,700
310,900		Weingarten Realty Investors		6,034,569

				43,499,457

		Storage: 5.1%
303,500		Extra Space Storage, Inc.		3,335,465
202,402		Public Storage, Inc.		16,107,151
602,478		U-Store-It Trust		3,922,132

				23,364,748

		Warehouse/Industrial: 6.1%
511,125		AMB Property Corp.		12,036,994
1,223,600		Prologis		16,004,688

				28,041,682

		Total Real Estate Investment Trusts (Cost $312,797,602)		452,717,829

		Total Long-Term Investments (Cost $315,067,602)		455,328,329

SHORT-TERM INVESTMENTS: 1.1%

		Affiliated Mutual Fund: 1.1%
5,140,453		ING Institutional Prime Money Market Fund — Class I		5,140,453

		Total Short-Term Investments (Cost $5,140,453)		5,140,453

	Total Investments in Securities
		(Cost $320,208,055)*	99.8%	$460,468,782
		Other Assets and Liabilities - Net	0.2	1,037,408

		Net Assets	100.0%	$461,506,190

@	Non-income producing security
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

*	Cost for federal income tax purposes is $460,452,986.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$140,401,347
Gross Unrealized Depreciation	(140,385,551)

Net Unrealized Appreciation	$15,796

Fair Value Measurements ^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	11/30/2009

Asset Table
Investments, at value
Common Stock*	$2,610,500	$—	$—	$2,610,500
Real Estate Investment Trusts	452,717,829	—	—	452,717,829
Short-Term Investments	5,140,453	—	—	5,140,453

Total Investments, at value	$460,468,782	$—	$—	$460,468,782

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Equity Dividend Fund
as of November 30, 2009 (Unaudited)

Shares			Value

COMMON STOCK: 96.4%

		Agriculture: 4.0%
4,900		Altria Group, Inc.	$92,169
2,900		Archer-Daniels-Midland Co.	89,349
2,900		Universal Corp.	124,439

			305,957

		Banks: 12.5%
13,100		Bank of America Corp.	207,635
1,400		Bank of Hawaii Corp.	63,980
3,000		BB&T Corp.	74,700
1,400		Cullen/Frost Bankers, Inc.	67,228
500		Goldman Sachs Group, Inc.	84,830
5,700		JPMorgan Chase & Co.	242,193
800	@@	Toronto Dominion Bank	50,377
5,800		Wells Fargo & Co.	162,632

			953,575

		Coal: 1.4%
5,200		Arch Coal, Inc.	108,472

			108,472

		Commercial Services: 1.5%
6,700		Total System Services, Inc.	115,776

			115,776

		Diversified Financial Services: 4.3%
2,700	@	AllianceBernstein Holding LP	68,310
3,300		Ameriprise Financial, Inc.	125,796
4,200		Blackstone Group LP	58,128
2,932		NYSE Euronext	74,121

			326,355

		Electric: 3.8%
2,900		Exelon Corp.	139,722
4,400		NSTAR	145,772

			285,494

		Entertainment: 1.6%
8,800		Regal Entertainment Group	120,560

			120,560

		Food: 2.5%
4,900		Safeway, Inc.	110,250
6,000		Supervalu, Inc.	82,980

			193,230

		Forest Products & Paper: 1.0%
6,500		Glatfelter	72,280

			72,280

		Gas: 1.2%
2,100		Energen Corp.	91,350

			91,350

		Health Care — Products: 1.3%
2,400		Medtronic, Inc.	101,856

			101,856

		Household Products/Wares: 1.4%
2,800		Avery Dennison Corp.	105,168

			105,168

		Insurance: 5.0%
3,000	@@	Axis Capital Holdings Ltd.	83,970
2,500		Principal Financial Group, Inc.	63,475
2,700		Travelers Cos., Inc.	141,453
5,100	@@	XL Capital Ltd.	93,381

			382,279

		Iron/Steel: 1.8%
3,200		Nucor Corp.	135,712

			135,712

		Media: 2.3%
6,900		CBS Corp. — Class B	88,389
16,600	@@	Yellow Pages Income Fund	82,261

			170,650

		Metal Fabricate/Hardware: 1.1%
7,300		Worthington Industries	85,483

			85,483

		Miscellaneous Manufacturing: 9.7%
1,000		3M Co.	77,440
2,900	@	Cooper Industries PLC	123,801
3,400		Dover Corp.	138,992
16,700		General Electric Co.	267,534
3,600	@@	Tyco International Ltd.	129,132

			736,899

		Oil & Gas: 16.5%
2,100		Chevron Corp.	163,884
3,700		ConocoPhillips	191,549
2,900	@@	EnCana Corp.	156,252
4,900		ExxonMobil Corp.	367,843
3,800		Marathon Oil Corp.	123,956
7,600		Patterson-UTI Energy, Inc.	116,964
7,614	@@	Talisman Energy, Inc.	132,940

			1,253,388

		Packaging & Containers: 1.5%
4,100		Sonoco Products Co.	115,538

			115,538

		Pharmaceuticals: 6.6%
4,500		Cardinal Health, Inc.	145,035
19,500		Pfizer, Inc.	354,316

			499,351

		Retail: 3.9%
7,600		Brinker International, Inc.	104,880
7,100		Home Depot, Inc.	194,256

			299,136

		Semiconductors: 1.6%
4,900		Texas Instruments, Inc.	123,921

			123,921

		Software: 1.4%
3,600		Microsoft Corp.	105,876

			105,876

		Telecommunications: 6.9%
3,133		CenturyTel, Inc.	111,503
2,200		Harris Corp.	96,580
6,700		Verizon Communications, Inc.	210,782
10,700		Windstream Corp.	106,144

			525,009

		Transportation: 1.6%
2,700		Tidewater, Inc.	121,365

			121,365

		Total Common Stock (Cost $6,390,567)	7,334,680

REAL ESTATE INVESTMENT TRUSTS: 2.8%

		Diversified: 1.1%
2,500		Entertainment Properties Trust	78,975

			78,975

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Equity Dividend Fund
as of November 30, 2009 (Unaudited) (continued)

Shares			Value

	Mortgage: 0.6%
6,200	MFA Mortgage Investments, Inc.		$46,934

			46,934

	Shopping Centers: 1.1%
4,300	Weingarten Realty Investors		83,463

			83,463

	Total Real Estate Investment Trusts (Cost $186,150)		209,372

	Total Investments in Securities
	(Cost $6,576,717)*	99.2%	$7,544,052
	Other Assets and Liabilities - Net	0.8	63,471

	Net Assets	100.0%	$7,607,523

@	Non-income producing security
@@	Foreign Issuer

*	Cost for federal income tax purposes is $6,742,034.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,061,284
Gross Unrealized Depreciation	(259,266)

Net Unrealized Appreciation	$802,018

Fair Value Measurements ^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	11/30/2009

Asset Table
Investments, at value
Common Stock*	$7,334,680	$—	$—	$7,334,680
Real Estate Investment Trusts	209,372	—	—	209,372

Total Investments, at value	$7,544,052	$—	$—	$7,544,052

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Growth Opportunities Fund
as of November 30, 2009 (Unaudited)

Shares			Value

COMMON STOCK: 97.0%

		Agriculture: 3.1%
48,687		Philip Morris International, Inc.	$2,341,358

			2,341,358

		Apparel: 1.8%
38,780		Coach, Inc.	1,347,605

			1,347,605

		Banks: 2.2%
5,540		Goldman Sachs Group, Inc.	939,916
16,494		JPMorgan Chase & Co.	700,830

			1,640,746

		Beverages: 1.7%
65,500		Coca-Cola Enterprises, Inc.	1,287,075

			1,287,075

		Biotechnology: 2.5%
20,320	@	Amgen, Inc.	1,145,032
10,800	@	Millipore Corp.	735,480

			1,880,512

		Chemicals: 1.6%
25,580		Airgas, Inc.	1,183,075

			1,183,075

		Commercial Services: 0.7%
9,550	@	Emergency Medical Services Corp.	460,788
3,026	@	Euronet Worldwide, Inc.	64,272

			525,060

		Computers: 10.6%
17,454	@	Apple, Inc.	3,489,229
34,800	@	Cognizant Technology Solutions Corp.	1,528,764
50,200	@	EMC Corp.	844,866
36,560	@	Micros Systems, Inc.	1,025,874
32,651	@	NetApp, Inc.	1,006,304

			7,895,037

		Diversified Financial Services: 2.3%
21,889		American Express Co.	915,617
56,083		Blackstone Group LP	776,189

			1,691,806

		Electronics: 3.3%
26,007	@	Thermo Electron Corp.	1,228,311
20,910	@	Waters Corp.	1,229,090

			2,457,401

		Food: 1.1%
13,594		JM Smucker Co.	803,134

			803,134

		Health Care — Products: 1.2%
19,200	@	Hospira, Inc.	901,440

			901,440

		Health Care — Services: 3.6%
70,481	@	Healthsouth Corp.	1,236,237
26,400		UnitedHealth Group, Inc.	756,888
12,300		Universal Health Services, Inc.	687,447

			2,680,572

		Insurance: 0.9%
26,294		Principal Financial Group, Inc.	667,605

			667,605

		Internet: 6.9%
51,229	@	eBay, Inc.	1,253,574
5,037	@	Google, Inc. — Class A	2,936,571
4,600	@	Priceline.com, Inc.	984,952

			5,175,097

		Iron/Steel: 0.7%
12,680		Cliffs Natural Resources, Inc.	558,681

			558,681

		Leisure Time: 1.2%
23,147	@	WMS Industries, Inc.	899,955

			899,955

		Lodging: 0.9%
45,572	@,L	Las Vegas Sands Corp.	698,163

			698,163

		Machinery — Construction & Mining: 1.2%
16,800		Joy Global, Inc.	899,472

			899,472

		Machinery — Diversified: 1.3%
19,344		Roper Industries, Inc.	1,006,662

			1,006,662

		Media: 2.6%
59,448		CBS Corp. — Class B	761,529
38,180	@	DIRECTV	1,207,633

			1,969,162

		Miscellaneous Manufacturing: 6.4%
19,334		Danaher Corp.	1,371,167
21,786		Donaldson Co., Inc.	925,905
19,567		Dover Corp.	799,899
24,800	@@	Ingersoll-Rand PLC	877,176
22,061	@@	Tyco International Ltd.	791,328

			4,765,475

		Oil & Gas: 1.1%
8,400		Apache Corp.	800,351

			800,351

		Oil & Gas Services: 2.6%
15,630		National Oilwell Varco, Inc.	672,403
20,241		Schlumberger Ltd.	1,293,197

			1,965,600

		Pharmaceuticals: 8.9%
26,412	@	Forest Laboratories, Inc.	809,792
25,746	@@	Herbalife Ltd.	1,079,787
18,390		McKesson Corp.	1,140,548
16,660	@	Medco Health Solutions, Inc.	1,052,246
69,091		Pfizer, Inc.	1,255,383
16,737	@@	Teva Pharmaceutical Industries Ltd. ADR	883,546
12,460	@	Valeant Pharmaceuticals International	407,317

			6,628,619

		Retail: 6.9%
25,159	@	Bed Bath & Beyond, Inc.	939,940
20,900		Guess ?, Inc.	774,345
26,726	@	Gymboree Corp.	1,066,902
43,566		Wal-Mart Stores, Inc.	2,376,525

			5,157,712

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Growth Opportunities Fund
as of November 30, 2009 (Unaudited) (continued)

Shares			Value

		Semiconductors: 3.9%
33,850	@	Broadcom Corp.	$988,420
56,240		National Semiconductor Corp.	821,104
62,800	@	QLogic Corp.	1,126,632

			2,936,156

		Software: 8.6%
18,840	@	Ansys, Inc.	733,630
21,180	@	BMC Software, Inc.	820,301
129,018		Microsoft Corp.	3,794,419
50,473		Oracle Corp.	1,114,444

			6,462,794

		Telecommunications: 7.2%
115,390	@	Cisco Systems, Inc.	2,700,125
33,310		Qualcomm, Inc.	1,498,950
36,490	@	SBA Communications Corp.	1,169,140

			5,368,215

		Total Common Stock (Cost $59,225,652)	72,594,540

SHORT-TERM INVESTMENTS: 1.8%

		Affiliated Mutual Fund: 1.0%
721,000		ING Institutional Prime Money Market Fund — Class I	721,000

		Total Mutual Fund (Cost $721,000)	721,000

Principal
Amount			Value

		Securities Lending CollateralCC: 0.8%
$470,013		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$470,013
193,818		Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	155,055

		Total Securities Lending Collateral (Cost $663,831)	625,068

		Total Short-Term Investments (Cost $1,384,831)	1,346,068

	Total Investments in Securities
	(Cost $60,610,483)*	98.8%	$73,940,608
	Other Assets and Liabilities - Net	1.2	872,197

	Net Assets	100.0%	$74,812,805

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B)
to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being marked to market daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
L	Loaned security, a portion or all of the security is on loan at November 30, 2009.

*	Cost for federal income tax purposes is $61,966,130.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$13,849,342
Gross Unrealized Depreciation	(1,874,864)

Net Unrealized Appreciation	$11,974,478

Fair Value Measurements ^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	11/30/2009

Asset Table
Investments, at value
Common Stock*	$72,594,540	$—	$—	$72,594,540
Short-Term Investments	1,191,013	—	155,055	1,346,068

Total Investments, at value	$73,785,553	$—	$155,055	$73,940,608

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets during the period ended November 30, 2009:

								Total
	Beginning					Accrued	Total	Unrealized	Transfers	Transfers	Ending
	Balance					Discounts/	Realized	Appreciation/	Into	Out of	Balance
	at 5/31/2009	Purchases	Issuances	Settlements	Sales	(Premiums)	Gain/(Loss)	(Depreciation)	Level 3	Level 3	at 11/30/2009

Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$—	$—	$155,055	$—	$155,055

Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$155,055	$—	$155,055

As of November 30, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MidCap Opportunities Fund
as of November 30, 2009 (Unaudited)

Shares			Value

COMMON STOCK: 98.9%

		Aerospace/Defense: 0.5%
32,140	@	TransDigm Group, Inc.	$1,393,269

			1,393,269

		Apparel: 2.2%
162,670		Coach, Inc.	5,652,783

			5,652,783

		Banks: 1.0%
67,028	@	SVB Financial Group	2,537,680

			2,537,680

		Beverages: 1.8%
234,420		Coca-Cola Enterprises, Inc.	4,606,353

			4,606,353

		Biotechnology: 1.3%
46,900	@	Millipore Corp.	3,193,890

			3,193,890

		Chemicals: 2.9%
78,540		Airgas, Inc.	3,632,475
84,370		Ecolab, Inc.	3,789,057

			7,421,532

		Coal: 1.6%
74,340	@	Alpha Natural Resources, Inc.	2,750,580
58,610		Arch Coal, Inc.	1,222,605

			3,973,185

		Commercial Services: 2.9%
42,835	@,L	Alliance Data Systems Corp.	2,612,507
32,180	@	Emergency Medical Services Corp.	1,552,685
10,344	@	Euronet Worldwide, Inc.	219,707
27,900	@	FTI Consulting, Inc.	1,290,654
36,240		Global Payments, Inc.	1,857,662

			7,533,215

		Computers: 6.9%
138,510	@	Cognizant Technology Solutions Corp.	6,084,744
157,550	@	Micros Systems, Inc.	4,420,853
188,220	@	NetApp, Inc.	5,800,936
63,600	@	Riverbed Technolgoy, Inc.	1,294,896

			17,601,429

		Distribution/Wholesale: 0.9%
44,338		Watsco, Inc.	2,223,994

			2,223,994

		Diversified Financial Services: 5.5%
223,400		Blackstone Group LP	3,091,856
202,930	@	Invesco Ltd.	4,515,193
81,750	@@	Lazard Ltd.	3,168,630
168,930	@	TD Ameritrade Holding Corp.	3,317,785

			14,093,464

		Electric: 1.4%
274,200	@	AES Corp.	3,493,308

			3,493,308

		Electronics: 6.2%
142,190	@	Agilent Technologies, Inc.	4,112,135
68,980		Amphenol Corp.	2,841,976
68,320		Brady Corp.	2,027,738
32,225	@,@@	Mettler Toledo International, Inc.	3,205,743
61,730	@	Waters Corp.	3,628,489

			15,816,081

		Entertainment: 1.3%
245,950		Regal Entertainment Group	3,369,515

			3,369,515

		Environmental Control: 1.9%
41,160	@	Stericycle, Inc.	2,252,687
81,950	@	Waste Connections, Inc.	2,659,278

			4,911,965

		Food: 1.0%
44,501		JM Smucker Co.	2,629,119

			2,629,119

		Health Care — Products: 2.9%
13,554		CR Bard, Inc.	1,114,274
91,290	@	Hospira, Inc.	4,286,066
6,940	@	Intuitive Surgical, Inc.	1,946,948

			7,347,288

		Health Care — Services: 3.7%
213,470	@	Healthsouth Corp.	3,744,264
25,840	@	Laboratory Corp. of America Holdings	1,885,286
440,840	@	Tenet Healthcare Corp.	2,005,822
32,040		Universal Health Services, Inc.	1,790,716

			9,426,088

		Household Products/Wares: 1.4%
61,370		Church & Dwight Co., Inc.	3,623,285

			3,623,285

		Insurance: 1.2%
121,250		Principal Financial Group, Inc.	3,078,538

			3,078,538

		Internet: 3.5%
83,710	@	F5 Networks, Inc.	3,936,881
22,960	@	Priceline.com, Inc.	4,916,195

			8,853,076

		Iron/Steel: 0.7%
41,950		Cliffs Natural Resources, Inc.	1,848,317

			1,848,317

		Leisure Time: 1.3%
84,275	@	WMS Industries, Inc.	3,276,612

			3,276,612

		Lodging: 1.0%
174,810	@,L	Las Vegas Sands Corp.	2,678,089

			2,678,089

		Machinery — Construction & Mining: 1.0%
47,470		Joy Global, Inc.	2,541,544

			2,541,544

		Machinery — Diversified: 2.5%
66,023		Gardner Denver, Inc.	2,471,241
74,384		Roper Industries, Inc.	3,870,943

			6,342,184

		Media: 4.1%
203,070		CBS Corp. — Class B	2,601,327
85,707	@	DIRECTV	2,710,912

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MidCap Opportunities Fund
as of November 30, 2009 (Unaudited) (continued)

Shares			Value

		Media (continued)
33,079	@	Liberty Media Corp. — Starz	$1,582,830
122,528		McGraw-Hill Cos., Inc.	3,670,939

			10,566,008

		Metal Fabricate/Hardware: 1.0%
107,457		Timken Co.	2,650,964

			2,650,964

		Miscellaneous Manufacturing: 4.6%
96,400		Donaldson Co., Inc.	4,097,000
96,710		Dover Corp.	3,953,505
103,870	@@	Ingersoll-Rand PLC	3,673,882

			11,724,387

		Oil & Gas: 2.3%
39,424		Murphy Oil Corp.	2,223,119
207,300	@@	Talisman Energy, Inc.	3,619,458

			5,842,577

		Oil & Gas Services: 1.1%
66,300		National Oilwell Varco, Inc.	2,852,226

			2,852,226

		Pharmaceuticals: 5.5%
89,280	@	Forest Laboratories, Inc.	2,737,325
98,910	@@	Herbalife Ltd.	4,148,285
45,550		McKesson Corp.	2,825,011
42,220	@	Valeant Pharmaceuticals International	1,380,172
78,002	@	Watson Pharmaceuticals, Inc.	2,893,094

			13,983,887

		Retail: 7.7%
119,650	@	Bed Bath & Beyond, Inc.	4,470,124
98,270		Guess ?, Inc.	3,640,904
93,870	@	Gymboree Corp.	3,747,290
46,300	@	J Crew Group, Inc.	1,981,177
68,280		Ross Stores, Inc.	3,002,954
76,340		TJX Cos., Inc.	2,929,929

			19,772,378

		Semiconductors: 6.4%
78,830	@	Broadcom Corp.	2,301,836
182,650	@,@@	Marvell Technology Group Ltd.	2,816,463
244,700		National Semiconductor Corp.	3,572,620
424,180	@	ON Semiconductor Corp.	3,291,637
242,350	@	QLogic Corp.	4,347,759

			16,330,315

		Software: 6.1%
64,990	@	Ansys, Inc.	2,530,711
131,420	@	BMC Software, Inc.	5,089,897
39,340	@,@@	Check Point Software Technologies	1,242,751
105,830	@	Intuit, Inc.	3,091,294
35,650		Pegasystems, Inc.	1,024,225
66,790	@	Sybase, Inc.	2,687,630

			15,666,508

		Telecommunications: 1.6%
124,740	@	SBA Communications Corp.	3,996,670

			3,996,670

		Total Common Stock (Cost $208,085,249)	252,851,723

SHORT-TERM INVESTMENTS: 2.1%

		Affiliated Mutual Fund: 1.1%
2,799,000		ING Institutional Prime Money Market Fund — Class I	2,799,000

		Total Mutual Fund (Cost $2,799,000)	2,799,000

Principal
Amount			Value

		Securities Lending CollateralCC: 1.0%
$2,062,059		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$2,062,059
719,261		Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	575,409

		Total Securities Lending Collateral (Cost $2,781,320)	2,637,468

		Total Short-Term Investments (Cost $5,580,320)	5,436,468

	Total Investments in Securities
	(Cost $213,665,569)*	101.0%	$258,288,191
	Other Assets and Liabilities - Net	(1.0)	(2,612,311)

	Net Assets	100.0%	$255,675,880

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being marked to market daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
L	Loaned security, a portion or all of the security is on loan at November 30, 2009.

*	Cost for federal income tax purposes is $216,505,385.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$46,907,998
Gross Unrealized Depreciation	(5,125,192)

Net Unrealized Appreciation	$41,782,806

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MidCap Opportunities Fund
as of November 30, 2009 (Unaudited) (continued)

Fair Value Measurements ^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	11/30/2009

Asset Table
Investments, at value
Common Stock*	$252,851,723	$—	$—	$252,851,723
Short-Term Investments	4,861,059	—	575,409	5,436,468

Total Investments, at value	$257,712,782	$—	$575,409	$258,288,191

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets during the period ended November 30, 2009:

								Total
	Beginning					Accrued	Total	Unrealized	Transfers	Transfers	Ending
	Balance					Discounts/	Realized	Appreciation/	Into	Out of	Balance
	at 5/31/2009	Purchases	Issuances	Settlements	Sales	(Premiums)	Gain/(Loss)	(Depreciation)	Level 3	Level 3	at 11/30/2009

Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$—	$—	$575,409	$—	$575,409

Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$575,409	$—	$575,409

As of November 30, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Opportunistic LargeCap Fund
as of November 30, 2009 (Unaudited)

Shares			Value

COMMON STOCK: 97.0%

		Aerospace/Defense: 3.0%
1,950		Lockheed Martin Corp.	$150,599
4,400		Raytheon Co.	226,732
3,400		United Technologies Corp.	228,616

			605,947

		Agriculture: 3.3%
10,800		Archer-Daniels-Midland Co.	332,748
6,900		Reynolds American, Inc.	344,724

			677,472

		Banks: 4.9%
7,200		Capital One Financial Corp.	276,192
4,100		State Street Corp.	169,330
19,500		Wells Fargo & Co.	546,780

			992,302

		Beverages: 1.3%
6,000		Molson Coors Brewing Co.	271,260

			271,260

		Biotechnology: 2.0%
7,100	@	Amgen, Inc.	400,085

			400,085

		Computers: 8.4%
5,700	@	Computer Sciences Corp.	315,267
16,700	@	Dell, Inc.	235,804
27,500	@	EMC Corp.	462,825
5,600		International Business Machines Corp.	707,560

			1,721,456

		Cosmetics/Personal Care: 3.4%
11,100		Procter & Gamble Co.	692,085

			692,085

		Diversified Financial Services: 3.9%
9,600		American Express Co.	401,568
1,700		Blackrock, Inc.	386,036

			787,604

		Electric: 3.1%
8,500		DTE Energy Co.	340,935
12,200	@	NRG Energy, Inc.	292,068

			633,003

		Electronics: 2.2%
3,500	@@	Garmin Ltd.	104,580
7,100	@	Thermo Electron Corp.	335,333

			439,913

		Food: 1.0%
17,500		Sara Lee Corp.	212,450

			212,450

		Forest Products & Paper: 0.8%
6,500		International Paper Co.	165,425

			165,425

		Health Care — Services: 1.3%
9,300		UnitedHealth Group, Inc.	266,631

			266,631

		Household Products/Wares: 1.7%
5,100		Kimberly-Clark Corp.	336,447

			336,447

		Insurance: 4.4%
7,100		Chubb Corp.	355,994
6,300		Travelers Cos., Inc.	330,057
11,300		UnumProvident Corp.	215,152

			901,203

		Internet: 1.3%
10,900	@	eBay, Inc.	266,723

			266,723

		Media: 1.8%
25,400		Comcast Corp. — Class A	372,618

			372,618

		Miscellaneous Manufacturing: 5.4%
7,400	@	Cooper Industries PLC	315,906
36,600		General Electric Co.	586,332
3,900		ITT Corp.	201,708

			1,103,946

		Office/Business Equipment: 1.0%
9,100		Pitney Bowes, Inc.	209,664

			209,664

		Oil & Gas: 5.2%
6,200	@@	EnCana Corp.	334,056
4,650		ExxonMobil Corp.	349,076
8,800		XTO Energy, Inc.	373,472

			1,056,604

		Oil & Gas Services: 2.0%
9,400		National Oilwell Varco, Inc.	404,388

			404,388

		Packaging & Containers: 2.3%
7,000	@	Crown Holdings, Inc.	176,190
11,800	@	Pactiv Corp.	287,330

			463,520

		Pharmaceuticals: 11.4%
12,200		AmerisourceBergen Corp.	301,218
6,400		Cardinal Health, Inc.	206,272
4,400		McKesson Corp.	272,888
5,600	@	Medco Health Solutions, Inc.	353,696
16,800	@	Mylan Laboratories	300,216
36,200		Pfizer, Inc.	657,754
6,300	@	Watson Pharmaceuticals, Inc.	233,667

			2,325,711

		Pipelines: 1.8%
18,800		Williams Cos., Inc.	373,932

			373,932

		Retail: 4.5%
11,200		Gap, Inc.	239,904
11,200		Home Depot, Inc.	306,432
4,300		Ross Stores, Inc.	189,114
4,000		Target Corp.	186,240

			921,690

		Savings & Loans: 1.3%
19,400		Hudson City Bancorp., Inc.	257,826

			257,826

		Semiconductors: 3.4%
20,900	@,@@	Marvell Technology Group Ltd.	322,278
15,000		Texas Instruments, Inc.	379,350

			701,628

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Opportunistic LargeCap Fund
as of November 30, 2009 (Unaudited) (continued)

Shares			Value

		Software: 6.2%
10,600		CA, Inc.	$234,260
21,700		Microsoft Corp.	638,197
18,200		Oracle Corp.	401,856

			1,274,313

		Telecommunications: 4.7%
10,700	@,@@	Amdocs Ltd.	282,801
25,000		AT&T, Inc.	673,499

			956,300

		Total Common Stock (Cost $17,504,795)	19,792,146

EXCHANGE-TRADED FUNDS: 1.8%

		Exchange-Traded Funds: 1.8%
3,300		SPDR Trust Series 1	362,604

		Total Exchange-Traded Funds (Cost $328,055)	362,604

		Total Long-Term Investments (Cost $17,832,850)	20,154,750

SHORT-TERM INVESTMENTS: 1.5%

		Affiliated Mutual Fund: 1.5%
299,000		ING Institutional Prime Money Market Fund — Class I	299,000

		Total Short-Term Investments (Cost $299,000)	299,000

	Total Investments in Securities
	(Cost $18,131,850)*	100.3%	$20,453,750
	Other Assets and Liabilities - Net	(0.3)	(53,624)

	Net Assets	100.0%	$20,400,126

@	Non-income producing security
@@	Foreign Issuer

*	Cost for federal income tax purposes is $18,209,536.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$2,461,766
Gross Unrealized Depreciation	(217,552)

Net Unrealized Appreciation	$2,244,214

Fair Value Measurements ^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	11/30/2009

Asset Table
Investments, at value
Common Stock*	$19,792,146	$—	$—	$19,792,146
Exchange-Traded Funds	362,604	—	—	362,604
Short-Term Investments	299,000	—	—	299,000

Total Investments, at value	$20,453,750	$—	$—	$20,453,750

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SmallCap Opportunities Fund
as of November 30, 2009 (Unaudited)

Shares			Value

COMMON STOCK: 95.8%

		Aerospace/Defense: 1.8%
27,254	@	Moog, Inc.	$719,778
12,600	@	Teledyne Technologies, Inc.	422,352
12,100		Triumph Group, Inc.	580,679

			1,722,809

		Airlines: 0.6%
14,700	@,L	Allegiant Travel Co.	606,081

			606,081

		Apparel: 0.6%
28,245	@	Carter’s, Inc.	614,329

			614,329

		Auto Parts & Equipment: 0.7%
37,111		Cooper Tire & Rubber Co.	665,029

			665,029

		Banks: 1.8%
67,293		Old National Bancorp.	783,291
24,500	@	SVB Financial Group	927,570

			1,710,861

		Biotechnology: 3.9%
19,900	@	Acorda Therapeutics, Inc.	479,192
8,900	@	AMAG Pharmaceuticals, Inc.	332,771
2,209	@	Bio-Rad Laboratories, Inc.	213,588
7,600	@	Dendreon Corp.	207,784
36,677	@	Human Genome Sciences, Inc.	1,020,354
29,400	@	InterMune, Inc.	315,756
26,200	@	Medicines Co.	205,408
29,100	@	Momenta Pharmaceuticals, Inc.	289,545
23,000	@	Regeneron Pharmaceuticals, Inc.	422,050
77,422	@	Vical, Inc.	221,427

			3,707,875

		Building Materials: 0.6%
22,200		Simpson Manufacturing Co., Inc.	551,892

			551,892

		Chemicals: 1.3%
18,900		Albemarle Corp.	637,875
10,600		Minerals Technologies, Inc.	560,104
			1,197,979

		Commercial Services: 7.3%
22,689		Arbitron, Inc.	488,494
12,381	@	Capella Education Co.	882,518
33,600	@	Coinstar, Inc.	900,144
28,890		Diamond Management & Technology Consultants, Inc.	188,074
23,100		Equifax, Inc.	661,815
16,100	@	Euronet Worldwide, Inc.	341,964
13,900	@	FTI Consulting, Inc.	643,014
34,200	@	Geo Group, Inc.	679,896
31,100		Monro Muffler, Inc.	932,378
13,107	@,@@	Steiner Leisure Ltd.	518,382
16,933		Watson Wyatt Worldwide, Inc.	700,010

			6,936,689

		Computers: 4.5%
20,900	@	CACI International, Inc.	970,178
76,599	@	Mentor Graphics Corp.	564,535
28,800	@	Micros Systems, Inc.	808,128
67,749	@	Netezza Corp.	686,975
40,400	@	Riverbed Technolgoy, Inc.	822,544
19,000	@	SYKES Enterprises, Inc.	466,450

			4,318,810

		Cosmetics/Personal Care: 0.8%
12,300	@	Chattem, Inc.	809,832

			809,832

		Distribution/Wholesale: 3.9%
15,986	@	Fossil, Inc.	493,168
41,100	@	LKQ Corp.	716,373
20,800		Owens & Minor, Inc.	806,832
33,400		Pool Corp.	603,204
21,300		Watsco, Inc.	1,068,408

			3,687,985

		Diversified Financial Services: 2.7%
30,000	@	Artio Global Investors, Inc.	687,000
51,109		OptionsXpress Holdings, Inc.	781,968
20,500	@	Stifel Financial Corp.	1,101,260

			2,570,228

		Electric: 0.8%
12,300		Black Hills Corp.	289,911
15,200		Unisource Energy Corp.	453,264

			743,175

		Electronics: 1.3%
23,193	@	Flir Systems, Inc.	665,639
25,300		Woodward Governor Co.	588,478

			1,254,117

		Entertainment: 1.8%
32,900	@	Bally Technologies, Inc.	1,366,337
28,000		Cinemark Holdings, Inc.	354,200

			1,720,537

		Environmental Control: 1.5%
13,896	@	Clean Harbors, Inc.	743,714
22,211	@	Waste Connections, Inc.	720,747

			1,464,461

		Food: 1.3%
22,200		Diamond Foods, Inc.	685,536
26,100		Flowers Foods, Inc.	597,429

			1,282,965

		Health Care — Products: 6.4%
13,500	@	Gen-Probe, Inc.	562,815
6,757	@	Greatbatch, Inc.	124,261
22,433	@	Haemonetics Corp.	1,197,474
21,700	@	Hanger Orthopedic Group, Inc.	289,478
33,800	@	Luminex Corp.	463,060
19,100	@	Masimo Corp.	503,476
35,964		Meridian Bioscience, Inc.	744,814
25,100	@	Merit Medical Systems, Inc.	413,648
27,457	@	Micrus Endovascular Corp.	361,060
13,229	@	SonoSite, Inc.	298,843
33,600		Steris Corp.	1,085,616

			6,044,545

		Health Care — Services: 4.3%
34,600	@	AMERIGROUP Corp.	820,366
29,400	@	Centene Corp.	553,308
74,744	@	Healthsouth Corp.	1,311,008
36,550	@	Psychiatric Solutions, Inc.	809,948
10,159		Universal Health Services, Inc.	567,787

			4,062,417

		Insurance: 1.0%
38,100		Tower Group, Inc.	940,308

			940,308

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SmallCap Opportunities Fund
as of November 30, 2009 (Unaudited) (continued)

Shares			Value

		Internet: 2.2%
31,100	@	Constant Contact, Inc.	$555,446
35,451	@	Sourcefire, Inc.	695,903
86,400	@	Valueclick, Inc.	814,752

			2,066,101

		Iron/Steel: 0.2%
27,200	@,@@, L	Gerdau AmeriSteel Corp.	223,040

			223,040

		Leisure Time: 0.4%
8,500		Polaris Industries, Inc.	370,855

			370,855

		Machinery — Diversified: 1.0%
15,300		Gorman-Rupp Co.	380,970
10,543		Nordson Corp.	565,210

			946,180

		Miscellaneous Manufacturing: 2.5%
42,300		Actuant Corp.	690,759
18,100		Acuity Brands, Inc.	584,268
20,650	@,L	EnPro Industries, Inc.	473,711
56,500	@	Hexcel Corp.	596,075

			2,344,813

		Oil & Gas: 2.7%
16,400	@	Bill Barrett Corp.	468,220
35,100	@	Carrizo Oil & Gas, Inc.	738,855
25,800		Holly Corp.	656,610
80,700	@	McMoRan Exploration Co.	585,882
7,400		Penn Virginia Corp.	134,088

			2,583,655

		Oil & Gas Services: 1.9%
6,600	@	Core Laboratories NV	701,250
19,600	@	Dril-Quip, Inc.	1,058,596

			1,759,846

		Packaging & Containers: 1.0%
16,900		Silgan Holdings, Inc.	905,333

			905,333

		Pharmaceuticals: 3.9%
27,600	@	Alkermes, Inc.	247,848
47,300	@,L	Allos Therapeutics, Inc.	306,031
8,300	@	Auxilium Pharmaceuticals, Inc.	289,421
15,700	@	BioMarin Pharmaceuticals, Inc.	259,207
24,400	@	Cypress Bioscience, Inc.	129,320
51,660	@	Nektar Therapeutics	449,959
15,211		Omnicare, Inc.	352,591
26,400	@	Onyx Pharmaceuticals, Inc.	755,304
25,900	@	Savient Pharmaceuticals, Inc.	347,837
42,800	@,L	Vivus, Inc.	347,536
11,700	@	Xenoport, Inc.	192,699

			3,677,753

		Retail: 8.4%
65,300	@	California Pizza Kitchen, Inc.	820,168
32,200		Casey’s General Stores, Inc.	984,998
42,249	@	Ezcorp, Inc.	624,018
26,900	@	Gymboree Corp.	1,073,848
46,900	@	Hibbett Sporting Goods, Inc.	886,879
52,000	@	Jack in the Box, Inc.	970,840
25,209	@	Jo-Ann Stores, Inc.	840,972
18,996	@	Lumber Liquidators, Inc.	448,686
26,200	@,L	PF Chang’s China Bistro, Inc.	854,644
3,400	@	Rue21, Inc.	84,014
120,931	@	Wet Seal, Inc.	351,909

			7,940,976

		Semiconductors: 6.4%
94,700	@	Emulex Corp.	922,378
39,700	@	Entegris, Inc.	165,549
34,938	@	Formfactor, Inc.	592,199
109,700	@	Integrated Device Technology, Inc.	620,902
54,700		Micrel, Inc.	391,105
30,800	@	MKS Instruments, Inc.	466,620
32,600	@	Monolithic Power Systems, Inc.	700,900
60,900	@	ON Semiconductor Corp.	472,584
61,900	@	Semtech Corp.	991,638
68,701	@,@@	Verigy Ltd.	714,490

			6,038,365

		Software: 9.9%
17,355	@	Ansys, Inc.	675,804
34,500		Blackbaud, Inc.	767,970
15,500	@	Blackboard, Inc.	646,815
35,000	@	Double-Take Software, Inc.	308,000
65,000	@	EPIQ Systems, Inc.	841,750
50,200	@	Informatica Corp.	1,126,990
42,400	@	MedAssets, Inc.	989,616
23,200		Pegasystems, Inc.	666,536
35,400	@,L	Rosetta Stone, Inc.	624,102
40,564		Solera Holdings, Inc.	1,418,117
23,900	@	Sybase, Inc.	961,736
70,700	@	THQ, Inc.	346,430

			9,373,866

		Telecommunications: 4.9%
32,200		Adtran, Inc.	680,386
51,500		Alaska Communications Systems Group, Inc.	376,465
18,600		Black Box Corp.	524,334
28,000	@	Comtech Telecommunications	804,720
15,100		NTELOS Holdings Corp.	253,831
40,400	@	Polycom, Inc.	871,024
23,800	@	SBA Communications Corp.	762,552
26,000	@	Tekelec	369,720

			4,643,032

		Transportation: 1.5%
24,200	@	Genesee & Wyoming, Inc.	753,104
37,200		Knight Transportation, Inc.	632,772

			1,385,876

		Total Common Stock (Cost $84,955,546)	90,872,615

REAL ESTATE INVESTMENT TRUSTS: 2.0%

		Apartments: 0.5%
10,000		Mid-America Apartment Communities, Inc.	465,100

			465,100

		Diversified: 0.7%
14,200		Digital Realty Trust, Inc.	690,972

			690,972

		Shopping Centers: 0.8%
19,900		Tanger Factory Outlet Centers, Inc.	781,075

			781,075

		Total Real Estate Investment Trusts (Cost $1,620,465)	1,937,147

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SmallCap Opportunities Fund
as of November 30, 2009 (Unaudited) (continued)

Shares			Value

EXCHANGE-TRADED FUNDS: 1.1%

		Exchange-Traded Funds: 1.1%
16,703	L	iShares Russell 2000 Growth Index Fund	$1,053,124

		Total Exchange-Traded Funds (Cost $1,050,502)	1,053,124

		Total Long-Term Investments (Cost $87,626,513)	93,862,886

SHORT-TERM INVESTMENTS: 5.1%

		Affiliated Mutual Fund: 1.4%
1,275,000		ING Institutional Prime Money Market Fund — Class I	1,275,000

		Total Mutual Fund (Cost $1,275,000)	1,275,000

Principal
Amount			Value

		Securities Lending CollateralCC: 3.7%
$3,258,093		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$3,258,093
362,920		Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	290,336

		Total Securities Lending Collateral (Cost $3,621,013)	3,548,429

		Total Short-Term Investments (Cost $4,896,013)	4,823,429

	Total Investments in Securities
	(Cost $92,522,526)*	104.0%	$98,686,315
	Other Assets and Liabilities - Net	(4.0)	(3,813,343)

	Net Assets	100.0%	$94,872,972

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being marked to market daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
L	Loaned security, a portion or all of the security is on loan at November 30, 2009.

*	Cost for federal income tax purposes is $98,504,360.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$10,717,177
Gross Unrealized Depreciation	(10,535,222)

Net Unrealized Appreciation	$181,955

Fair Value Measurements ^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	11/30/2009

Asset Table
Investments, at value
Common Stock*	$90,872,615	$—	$—	$90,872,615
Real Estate Investment Trusts	1,937,147	—	—	1,937,147
Exchange-Traded Funds	1,053,124	—	—	1,053,124
Short-Term Investments	4,533,093	—	290,336	4,823,429

Total Investments, at value	$98,395,979	$—	$290,336	$98,686,315

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets during the period ended November 30, 2009:

								Total
	Beginning					Accrued	Total	Unrealized	Transfers	Transfers	Ending
	Balance					Discounts/	Realized	Appreciation/	Into	Out of	Balance
	at 5/31/2009	Purchases	Issuances	Settlements	Sales	(Premiums)	Gain/(Loss)	(Depreciation)	Level 3	Level 3	at 11/30/2009

Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$—	$—	$290,336	$—	$290,336

Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$290,336	$—	$290,336

As of November 30, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SmallCap Value Multi-Manager Fund
as of November 30, 2009 (Unaudited)

Shares			Value

COMMON STOCK: 94.7%

		Aerospace/Defense: 0.2%
220		Cubic Corp.	$7,660
230		Curtiss-Wright Corp.	6,546
390	@	Esterline Technologies Corp.	15,752
280	@	Moog, Inc.	7,395

			37,353

		Agriculture: 0.1%
290		Andersons, Inc.	7,578
280	L	Universal Corp.	12,015

			19,593

		Airlines: 0.1%
370	@	Alaska Air Group, Inc.	11,063
1,180	@	JetBlue Airways Corp.	6,502
890		Skywest, Inc.	13,092

			30,657

		Apparel: 0.1%
540	@	Skechers USA, Inc.	11,923

			11,923

		Auto Parts & Equipment: 0.9%
1,100		Cooper Tire & Rubber Co.	19,712
980		Superior Industries International	14,034
6,350		WABCO Holdings, Inc.	150,051

			183,797

		Banks: 6.5%
925		Ameris Bancorp.	6,114
560	@@	Banco Latinoamericano de Exportaciones SA	7,818
2,790		Boston Private Financial Holdings, Inc.	13,085
6,000		Cass Information Systems, Inc.	168,960
720		Cathay General Bancorp.	5,623
1,340	L	Central Pacific Financial Corp.	1,085
920		Columbia Banking System, Inc.	13,496
520		First Bancorp.	6,765
550		FirstMerit Corp.	11,523
870		FNB Corp.	5,664
360		Glacier Bancorp., Inc.	4,709
500		International Bancshares Corp.	8,385
360		Lakeland Financial Corp.	6,134
570		MB Financial Corp.	10,631
1,060		National Penn Bancshares, Inc.	5,851
480		Old National Bancorp.	5,587
11,600		PacWest Bancorp	213,440
12,400		PrivateBancorp, Inc.	122,636
730		Prosperity Bancshares, Inc.	29,076
540		Renasant Corp.	7,684
550	L	Sierra Bancorp.	4,092
940		Southwest Bancorp., Inc.	6,298
960		Sterling Bancshares, Inc.	4,819
2,900	L	Sterling Financial Corp.	1,740
3,400		Suffolk Bancorp	91,562
1,700		Susquehanna Bancshares, Inc.	9,758
370	@	SVB Financial Group	14,008
17,250	@	Texas Capital Bancshares, Inc.	250,470
140		Tompkins Financial Corp.	5,586
460		Trustmark Corp.	8,814
3,120	L	UCBH Holdings, Inc.	112
190		UMB Financial Corp.	7,467
1,410		Umpqua Holdings Corp.	16,582
370		Union Bankshares Corp.	4,366
280		United Bankshares, Inc.	4,788
360		WesBanco, Inc.	4,648
56,250	@	Western Alliance Bancorp.	223,313
950		Whitney Holding Corp.	7,648
510		Wintrust Financial Corp.	13,245

			1,333,582

		Building Materials: 0.4%
560		Apogee Enterprises, Inc.	7,666
490		Comfort Systems USA, Inc.	5,581
1,425		Gibraltar Industries, Inc.	21,347
510	@	Interline Brands, Inc.	8,578
870		Quanex Building Products Corp.	14,103
290		Simpson Manufacturing Co., Inc.	7,209
320		Universal Forest Products, Inc.	11,501

			75,985

		Chemicals: 1.3%
6,400		Balchem Corp.	204,032
300		HB Fuller Co.	6,108
390		Olin Corp.	6,540
890	@	OM Group, Inc.	27,261
2,750	@	PolyOne Corp.	19,745
250		Sensient Technologies Corp.	6,335

			270,021

		Commercial Services: 5.2%
19,795		ABM Industries, Inc.	364,822
490	@	Albany Molecular Research, Inc.	4,111
940	@	Cross Country Healthcare, Inc.	7,999
1,270		Kelly Services, Inc.	13,322
5,050		Landauer, Inc.	287,244
15,500		McGrath Rentcorp	320,385
270		Monro Muffler, Inc.	8,095
2,210	@	MPS Group, Inc.	30,167
980	@	PHH Corp.	13,544
350	@	Rent-A-Center, Inc.	6,192
1,260	@	Spherion Corp.	6,590
180		Watson Wyatt Worldwide, Inc.	7,441

			1,069,912

		Computers: 4.3%
28,250	@	Brocade Communications Systems, Inc.	200,293
170	@	CACI International, Inc.	7,891
2,730	@	Ciber, Inc.	8,654
7,130		Computer Services, Inc.	258,391
920		Imation Corp.	8,068
1,630	@	Insight Enterprises, Inc.	16,545
980	@	Mentor Graphics Corp.	7,223
1,420	@,@@	Ness Technologies, Inc.	7,185
940	@	Radisys Corp.	8,770
960	@	Silicon Graphics International Corp.	5,808
9,300		Syntel, Inc.	351,819

			880,647

		Cosmetics/Personal Care: 4.0%
4,850	@	Chattem, Inc.	319,324
33,750	@	Elizabeth Arden, Inc.	497,813

			817,137

		Distribution/Wholesale: 1.7%
8,800		Owens & Minor, Inc.	341,352

			341,352

		Diversified Financial Services: 2.9%
180	@	Altisource Portfolio Solutions SA	2,905
12,600		Federated Investors, Inc.	324,828
8,100		Financial Federal Corp.	219,510
310	@	KBW, Inc.	7,623
560	@	Knight Capital Group, Inc.	8,198
3,497	@	LaBranche & Co., Inc.	9,267
570		MarketAxess Holdings, Inc.	7,097
440	@	Ocwen Financial Corp.	4,101
220	@	Stifel Financial Corp.	11,818

			595,347

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SmallCap Value Multi-Manager Fund
as of November 30, 2009 (Unaudited) (continued)

Shares			Value

		Electric: 0.8%
240		Allete, Inc.	$8,026
310		Avista Corp.	6,451
960		Black Hills Corp.	22,627
180		CH Energy Group, Inc.	7,268
960		Cleco Corp.	24,499
520	@	El Paso Electric Co.	10,296
250		Idacorp, Inc.	7,393
320		NorthWestern Corp.	8,253
300		Otter Tail Corp.	6,909
1,370		PNM Resources, Inc.	15,262
1,210		Portland General Electric Co.	23,728
280		Unisource Energy Corp.	8,350
960		Westar Energy, Inc.	19,766

			168,828

		Electrical Components & Equipment: 0.9%
8,550		Belden CDT, Inc.	189,126
360		Encore Wire Corp.	7,164

			196,290

		Electronics: 1.7%
1,080	@	Benchmark Electronics, Inc.	19,472
330		Brady Corp.	9,794
740	@	Checkpoint Systems, Inc.	10,493
540	@	Cogent, Inc.	4,606
9,850	@	Coherent, Inc.	250,387
280	@	Cymer, Inc.	9,363
1,420	@	Electro Scientific Industries, Inc.	13,817
1,650	@	Newport Corp.	12,062
990	@	TTM Technologies, Inc.	10,266
560		Watts Water Technologies, Inc.	17,164

			357,424

		Engineering & Construction: 0.1%
330	@	EMCOR Group, Inc.	7,854
180		Granite Construction, Inc.	5,395
280	@	Insituform Technologies, Inc.	5,796
150	@	Michael Baker Corp.	5,708

			24,753

		Food: 0.9%
1,080	@,L	Chiquita Brands International, Inc.	18,349
560	@,@@	Fresh Del Monte Produce, Inc.	12,169
560		Imperial Sugar Co.	8,456
300	@	Ralcorp Holdings, Inc.	17,376
290		Ruddick Corp.	7,720
3,240	@	TreeHouse Foods, Inc.	112,979
270	@	United Natural Foods, Inc.	6,807
510	@	Winn-Dixie Stores, Inc.	5,498

			189,354

		Forest Products & Paper: 2.5%
15,260	@	Buckeye Technologies, Inc.	147,717
940		Glatfelter	10,453
530		Schweitzer-Mauduit International, Inc.	32,627
32,450		Wausau Paper Corp.	329,368

			520,165

		Gas: 0.3%
370		Atmos Energy Corp.	10,134
180		Laclede Group, Inc.	5,636
150		New Jersey Resources Corp.	5,285
200		Nicor, Inc.	7,832
160		Northwest Natural Gas Co.	6,861
310		Piedmont Natural Gas Co.	7,347
200		South Jersey Industries, Inc.	7,212
360		Southwest Gas Corp.	9,436
260		WGL Holdings, Inc.	8,185

			67,928

		Hand/Machine Tools: 3.0%
11,790		Lincoln Electric Holdings, Inc.	605,770
210		Regal-Beloit Corp.	9,967

			615,737

		Health Care — Products: 0.5%
4,530		Young Innovations, Inc.	109,807

			109,807

		Health Care — Services: 1.2%
440	@	AMERIGROUP Corp.	10,432
340	@	Centene Corp.	6,399
450	@	Kindred Healthcare, Inc.	6,687
300	@	Magellan Health Services, Inc.	11,031
500	@	Medcath Corp.	3,670
360	@	RehabCare Group, Inc.	10,141
940	@	Res-Care, Inc.	12,060
27,600	@	Skilled Healthcare Group, Inc.	187,404
307	@	Triple-S Management Corp.	4,930

			252,754

		Home Builders: 0.1%
550	@	M/I Homes, Inc.	6,028
480	@	Meritage Homes Corp.	8,558
500		Ryland Group, Inc.	9,155
320		Skyline Corp.	5,270

			29,011

		Home Furnishings: 2.3%
11,900		Hooker Furniture Corp.	145,180
1,050		Kimball International, Inc.	8,558
14,900	@	Tempur-Pedic International, Inc.	321,095

			474,833

		Household Products/Wares: 1.7%
1,090		American Greetings Corp.	22,563
530	@	Central Garden & Pet Co.	4,373
690	@	Helen of Troy Ltd.	14,180
940	@	Prestige Brands Holdings, Inc.	6,552
9,500		WD-40 Co.	305,425

			353,093

		Insurance: 9.5%
1,180		American Equity Investment Life Holding Co.	8,638
510	@	American Safety Insurance Holdings Ltd.	7,665
240	@,@@	Argo Group International Holdings Ltd.	7,001
14,586	@@	Aspen Insurance Holdings Ltd.	377,923
15,050		First Mercury Financial Corp.	195,048
570	@	Flagstone Reinsurance Holdings Ltd.	6,162
4,800		Hanover Insurance Group, Inc.	199,824
1,710		Horace Mann Educators Corp.	20,554
260		Kansas City Life Insurance Co.	6,994
580	@@	Max Re Capital Ltd.	12,638
3,660	@,L	MGIC Investment Corp.	14,640
410	@@	Montpelier Re Holdings Ltd.	6,863
160		National Western Life Insurance Co.	27,302
160	@	Navigators Group, Inc.	7,458
880	@@	Platinum Underwriters Holdings Ltd.	31,055
22,706	@	PMA Capital Corp.	144,637
1,650		Presidential Life Corp.	16,814
160	@	ProAssurance Corp.	8,520
4,700		RLI Corp.	237,021
520	@	SeaBright Insurance Holdings, Inc.	5,720
430		Selective Insurance Group	6,708
8,150		Stancorp Financial Group, Inc.	302,447
10,320		Tower Group, Inc.	254,698
2,773	@,@@	United America Indemnity Ltd.	19,078

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SmallCap Value Multi-Manager Fund
as of November 30, 2009 (Unaudited) (continued)

Shares			Value

		Insurance (continued)
300		United Fire & Casualty Co.	$5,172
1,690	@	Universal American Financial Corp.	17,508
300		Zenith National Insurance Corp.	8,577

			1,956,665

		Internet: 0.4%
900	@	Avocent Corp.	22,482
1,670	@	Internap Network Services Corp.	6,212
1,665	@	Moduslink Global Solutions, Inc.	13,453
1,030	@	Perficient, Inc.	8,631
2,800	@	RealNetworks, Inc.	9,156
1,170	@	SonicWALL, Inc.	9,114
1,070	@	TIBCO Software, Inc.	9,202

			78,250

		Investment Companies: 2.3%
2,552		Apollo Investment Corp.	24,550
37,193		Ares Capital Corp.	432,173
1,657		Hercules Technology Growth Capital, Inc.	16,321

			473,044

		Leisure Time: 0.1%
1,590		Brunswick Corp.	15,964

			15,964

		Machinery — Diversified: 4.8%
15,550		Albany International Corp.	281,144
350		Applied Industrial Technologies, Inc.	7,263
940		Briggs & Stratton Corp.	17,728
7,400		Graco, Inc.	208,458
930	@	Kadant, Inc.	13,411
3,300	@	Middleby Corp.	148,005
290		Nacco Industries, Inc.	14,654
5,550		Roper Industries, Inc.	288,822
920	@	Tecumseh Products Co.	10,506

			989,991

		Media: 0.1%
920		Scholastic Corp.	23,193

			23,193

		Metal Fabricate/Hardware: 2.4%
710		AM Castle & Co.	9,301
14,750		CIRCOR International, Inc.	356,065
200		Kaydon Corp.	7,112
560		Mueller Industries, Inc.	13,166
2,260		Mueller Water Products, Inc.	11,390
4,150	@	RBC Bearings, Inc.	96,114

			493,148

		Mining: 3.7%
537	@	Coeur d’Alene Mines Corp.	12,249
180		Compass Minerals International, Inc.	11,716
8,190		Royal Gold, Inc.	440,786
23,850	@,@@	Thompson Creek Metals Co., Inc.	285,723
1,280	@	USEC, Inc.	4,685

			755,159

		Miscellaneous Manufacturing: 5.3%
230		AO Smith Corp.	9,642
280	@	Ceradyne, Inc.	4,735
10,080		Clarcor, Inc.	321,250
1,670	L	Eastman Kodak Co.	6,764
40,707	@	Griffon Corp.	423,353
9,000		Matthews International Corp. — Class A	311,760
950		Movado Group, Inc.	9,776
540		Tredegar Corp.	7,781

			1,095,061

		Oil & Gas: 4.5%
21,120	@	Approach Resources, Inc.	147,840
9,690	@	Bill Barrett Corp.	276,650
1,140	@	Bronco Drilling Co., Inc.	6,008
1,300	@	Harvest Natural Resources, Inc.	7,735
2,630	@	Parker Drilling Co.	13,150
17,600	@	Petroquest Energy, Inc.	99,088
1,420	@	Rosetta Resources, Inc.	22,365
10,000		St. Mary Land & Exploration Co.	323,800
760	@	Swift Energy Co.	16,317
2,200	@,L	Western Refining, Inc.	10,230

			923,183

		Oil & Gas Services: 3.0%
18,100	@@	Acergy SA ADR	265,889
5,850		CARBO Ceramics, Inc.	347,022
160	@	SEACOR Holdings, Inc.	12,256

			625,167

		Packaging & Containers: 1.6%
8,100		Packaging Corp. of America	161,352
8,900		Temple-Inland, Inc.	160,111

			321,463

		Pharmaceuticals: 0.3%
390		Medicis Pharmaceutical Corp.	9,200
890	@	Nektar Therapeutics	7,752
370	@	Par Pharmaceutical Cos., Inc.	8,776
350	@	PharMerica Corp.	5,268
990	@	Salix Pharmaceuticals Ltd.	22,572
310	@,L	Valeant Pharmaceuticals International	10,134

			63,702

		Retail: 5.7%
1,421	@	Asbury Automotive Group, Inc.	15,148
9,450		Bob Evans Farms, Inc.	238,707
1,630		Brown Shoe Co., Inc.	16,724
470	@,L	Cabela’s, Inc.	5,668
11,180		Casey’s General Stores, Inc.	341,996
1,270	@	Chico’s FAS, Inc.	17,869
210	@	Childrens Place Retail Stores, Inc.	6,703
450	@	Collective Brands, Inc.	8,703
2,310		Dillard’s, Inc.	39,247
350	@	Genesco, Inc.	9,149
760		Haverty Furniture Cos., Inc.	9,082
720	@	HOT Topic, Inc.	4,133
330	@	Jo-Ann Stores, Inc.	11,009
380		Men’s Wearhouse, Inc.	7,752
1,010		Regis Corp.	15,817
960	@	Rush Enterprises, Inc. — Class A	10,339
940		Stage Stores, Inc.	11,365
1,550	@	Tuesday Morning Corp.	3,503
7,600		World Fuel Services Corp.	404,168

			1,177,082

		Savings & Loans: 0.3%
1,420		Abington Bancorp, Inc.	9,699
570		BankFinancial Corp.	5,352
560		Berkshire Hills Bancorp., Inc.	10,562
520		ESSA Bancorp, Inc.	6,583
530		First Niagara Financial Group, Inc.	6,991
1,010		NewAlliance Bancshares, Inc.	11,898
1,400		Provident Financial Services, Inc.	14,812
540		United Financial Bancorp, Inc.	6,934

			72,831

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SmallCap Value Multi-Manager Fund
as of November 30, 2009 (Unaudited) (continued)

Shares			Value

		Semiconductors: 3.6%
33,550	@	Actel Corp.	$391,193
1,446	@	DSP Group, Inc.	9,095
6,010	@	Entegris, Inc.	25,062
950	@	Exar Corp.	6,669
960	@	MKS Instruments, Inc.	14,544
890	@	Omnivision Technologies, Inc.	12,424
710	@	PMC — Sierra, Inc.	5,630
530	@	Rovi Corp.	15,799
13,130	@	Standard Microsystems Corp.	252,621
1,640	@	Triquint Semiconductor, Inc.	8,922
890	@	Zoran Corp.	8,135

			750,094

		Software: 0.2%
550	@	Avid Technology, Inc.	6,545
530	@	JDA Software Group, Inc.	12,444
530	@	Quest Software, Inc.	8,920
420	@	SYNNEX Corp.	11,890

			39,799

		Telecommunications: 0.5%
2,710	@	3Com Corp.	19,973
1,570	@	Adaptec, Inc.	4,914
180	@	Anixter International, Inc.	7,780
280		Applied Signal Technology, Inc.	5,536
500	@	Arris Group, Inc.	4,995
430		Atlantic Tele-Network, Inc.	20,154
540		Black Box Corp.	15,223
980	@	Harris Stratex Networks, Inc.	6,154
340	@	Polycom, Inc.	7,330
540	@	SureWest Communications	4,703
1,520	@	Sycamore Networks, Inc.	4,302

			101,064

		Textiles: 0.1%
910		G&K Services, Inc.	20,111

			20,111

		Toys/Games/Hobbies: 0.0%
500	@	Jakks Pacific, Inc.	6,030

			6,030

		Transportation: 2.5%
450		Arkansas Best Corp.	11,079
8,130		Landstar System, Inc.	303,412
11,025	@	Marten Transport Ltd.	185,882
290	@@,L	Nordic American Tanker Shipping	9,271

			509,644

		Water: 0.1%
200	@	Pico Holdings, Inc.	5,988
300		SJW Corp.	6,435

			12,423

		Total Common Stock (Cost $18,218,289)	19,530,351

REAL ESTATE INVESTMENT TRUSTS: 3.1%

		Apartments: 0.1%
300		American Campus Communities, Inc.	8,085
210		Home Properties, Inc.	9,435

			17,520

		Diversified: 1.9%
1,020		Colonial Properties Trust	11,026
520		DuPont Fabros Technology, Inc.	8,336
11,160		Entertainment Properties Trust	352,544
310		Washington Real Estate Investment Trust	8,091

			379,997

		Health Care: 0.3%
280		Healthcare Realty Trust, Inc.	6,185
2,680		Medical Properties Trust, Inc.	25,942
340		Omega Healthcare Investors, Inc.	6,151
480		Senior Housing Properties Trust	9,970
220		Universal Health Realty Income Trust	6,750

			54,998

		Hotels: 0.1%
4,190		Ashford Hospitality Trust, Inc.	17,472
1,030		DiamondRock Hospitality Co.	8,281

			25,753

		Mortgage: 0.2%
490		Anworth Mortgage Asset Corp.	3,528
350		Capstead Mortgage Corp.	4,998
260		Hatteras Financial Corp.	7,956
1,370		MFA Mortgage Investments, Inc.	10,371
3,975		Northstar Realty Finance Corp.	13,475
430		Redwood Trust, Inc.	6,179

			46,507

		Office Property: 0.2%
1,690		BioMed Realty Trust, Inc.	23,136
280		Corporate Office Properties Trust SBI MD	9,573
420		Franklin Street Properties Corp.	4,742
300		Highwoods Properties, Inc.	9,183

			46,634

		Single Tenant: 0.2%
1,190		National Retail Properties, Inc.	23,848
490	L	Realty Income Corp.	12,392

			36,240

		Storage: 0.1%
860		Extra Space Storage, Inc.	9,451
2,910		U-Store-It Trust	18,944

			28,395

		Warehouse/Industrial: 0.0%
1,420		DCT Industrial Trust, Inc.	6,745

			6,745

		Total Real Estate Investment Trusts (Cost $485,890)	642,789

EXCHANGE-TRADED FUNDS: 0.2%

		Exchange-Traded Funds: 0.2%
800		iShares Russell 2000 Value Index Fund	43,408

		Total Exchange-Traded Funds (Cost $42,174)	43,408

		Total Long-Term Investments (Cost $18,746,353)	20,216,548

SHORT-TERM INVESTMENTS: 2.4%

		Affiliated Mutual Fund: 1.9%
393,856		ING Institutional Prime Money Market Fund — Class I	393,856

		Total Mutual Fund (Cost $393,856)	393,856

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SmallCap Value Multi-Manager Fund
as of November 30, 2009 (Unaudited) (continued)

Principal
Amount			Value

		Securities Lending CollateralCC: 0.5%
$8,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$8,000
105,207		Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	84,165

		Total Securities Lending Collateral (Cost $113,207)	92,165

		Total Short-Term Investments (Cost $507,063)	486,021

	Total Investments in Securities
	(Cost $19,253,416)*	100.4%	$20,702,569
	Other Assets and Liabilities - Net	(0.4)	(76,517)

	Net Assets	100.0%	$20,626,052

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being marked to market daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
L	Loaned security, a portion or all of the security is on loan at November 30, 2009.

*	Cost for federal income tax purposes is $19,643,409.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$3,136,727
Gross Unrealized Depreciation	(2,077,567)

Net Unrealized Appreciation	$1,059,160

Fair Value Measurements ^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	11/30/2009

Asset Table
Investments, at value
Common Stock*	$19,530,351	$—	$—	$19,530,351
Real Estate Investment Trusts	642,789	—	—	642,789
Exchange-Traded Funds	43,408	—	—	43,408
Short-Term Investments	401,856	—	84,165	486,021

Total Investments, at value	$20,618,404	$—	$84,165	$20,702,569

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets during the period ended November 30, 2009:

								Total
	Beginning					Accrued	Total	Unrealized	Transfers	Transfers	Ending
	Balance					Discounts/	Realized	Appreciation/	Into	Out of	Balance
	at 5/31/2009	Purchases	Issuances	Settlements	Sales	(Premiums)	Gain/(Loss)	(Depreciation)	Level 3	Level 3	at 11/30/2009

Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$—	$—	$84,165	$—	$84,165

Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$84,165	$—	$84,165

As of November 30, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Value Choice Fund
as of November 30, 2009 (Unaudited)

Shares			Value

COMMON STOCK: 74.6%

		Agriculture: 0.5%
184,778	@@,L	Cresud SACIF y A ADR	$2,588,740

			2,588,740

		Auto Parts & Equipment: 1.5%
150,839	@,@@	Magna International, Inc.	7,297,591

			7,297,591

		Banks: 1.7%
60,345	@@	ICICI Bank Ltd. ADR	2,244,834
874,000	@@,L	Sumitomo Trust & Banking Co. Ltd. ADR	4,605,980
119,000	@,@@	UBS AG — Reg	1,867,110

			8,717,924

		Biotechnology: 0.3%
30,370	@	Amgen, Inc.	1,711,350

			1,711,350

		Chemicals: 0.4%
32,776		Mosaic Co.	1,784,653

			1,784,653

		Coal: 3.4%
376,575		Arch Coal, Inc.	7,855,355
45,675		Consol Energy, Inc.	2,097,396
156,942		Peabody Energy Corp.	6,977,641

			16,930,392

		Cosmetics/Personal Care: 0.7%
15,100	@@	Kao Corp. ADR	3,665,223

			3,665,223

		Distribution/Wholesale: 1.9%
312,448	@	Ingram Micro, Inc.	5,308,492
104,840	@	Tech Data Corp.	4,414,812

			9,723,304

		Electric: 5.6%
547,000		Ameren Corp.	14,216,530
416,500	@@,L	Centrais Eletricas Brasileiras SA ADR — Class B	6,297,480
527,560	@,@@	Korea Electric Power Corp. ADR	7,238,123
162,000	@,L	Mirant Corp.	—
			27,752,133

		Engineering & Construction: 0.7%
124,729	@	Shaw Group, Inc.	3,558,518
			3,558,518

		Food: 5.8%
422,386		Kroger Co.	9,605,058
343,000	@	Smithfield Foods, Inc.	5,309,640
1,030,200		Tyson Foods, Inc.	12,383,004
71,313	@	Whole Foods Market, Inc.	1,829,178

			29,126,880

		Forest Products & Paper: 1.0%
86,625	@,@@	Domtar Corp.	4,887,383

			4,887,383

		Health Care — Products: 0.7%
61,235	@	Zimmer Holdings, Inc.	3,623,275

			3,623,275

		Health Care — Services: 2.9%
337,000		Aetna, Inc.	9,810,070
109,200	@	Humana, Inc.	4,532,892

			14,342,962

		Home Builders: 0.4%
203,154	@@	Sekisui House Ltd. ADR	1,770,528

			1,770,528

		Insurance: 1.5%
139,115	@	CNA Financial Corp.	3,164,866
199,010		Marsh & McLennan Cos., Inc.	4,487,676

			7,652,542

		Internet: 1.6%
324,936	@	eBay, Inc.	7,951,184

			7,951,184

		Machinery — Diversified: 1.4%
198,559	@	AGCO Corp.	6,018,323
75,525		Alamo Group, Inc.	1,123,057

			7,141,380

		Media: 0.4%
88,500		Scholastic Corp.	2,231,085

			2,231,085

		Mining: 19.8%
373,175	@@,L	Alumina Ltd. ADR	2,089,780
413,000	@@	Barrick Gold Corp.	17,630,970
185,887	@@	Cameco Corp.	5,353,546
633,800	@@	Gold Fields Ltd. ADR	9,367,564
180,500	@,@@	Ivanhoe Mines Ltd.	2,138,925
891,700	@,@@	Kinross Gold Corp.	17,851,830
545,000	@@,L	Lihir Gold Ltd. ADR	17,886,900
329,569		Newmont Mining Corp.	17,678,081
1,153,624	@,@@, L	Novagold Resources, Inc.	6,448,758
122,000	@,@@, L	Silver Standard Resources, Inc.	2,636,420

			99,082,774

		Miscellaneous Manufacturing: 0.0%
239,300	@	Geovic Mining Corp.	124,675

			124,675

		Oil & Gas: 5.4%
53,257		Chevron Corp.	4,156,176
135,876		ConocoPhillips	7,034,301
118,059	@@	Petrobras Energia SA ADR	1,978,669
59,700		Pioneer Natural Resources Co.	2,468,595
866,000		Tesoro Corp.	11,067,480
168,108	@	Warren Resources, Inc.	401,778

			27,106,999

		Oil & Gas Services: 1.4%
375,000		BJ Services Co.	7,042,500

			7,042,500

		Pharmaceuticals: 3.2%
179,577		Omnicare, Inc.	4,162,595
470,675		Pfizer, Inc.	8,552,165
147,708	@@	Takeda Pharmaceutical Co. Ltd ADR	3,039,831

			15,754,591

		Retail: 3.9%
113,150	@@	Seven & I Holdings Co. Ltd ADR	5,011,414
267,000		Wal-Mart Stores, Inc.	14,564,850

			19,576,264

		Software: 1.9%
321,200		Microsoft Corp.	9,446,492

			9,446,492

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Value Choice Fund
as of November 30, 2009 (Unaudited) (continued)

Shares			Value

		Telecommunications: 5.6%
116,100	@@	KT Corp. ADR	$1,928,421
595,000	@@	Nippon Telegraph & Telephone Corp. ADR	12,780,600
280,750	@@	TELUS Corp.	8,599,373
92,547	@@	Tim Participacoes SA ADR	2,498,769
134,700	@@	Turkcell Iletisim Hizmet AS ADR	2,068,992

			27,876,155

		Transportation: 1.0%
77,400		Union Pacific Corp.	4,896,324

			4,896,324

		Total Common Stock (Cost $304,843,943)	373,363,821

PREFERRED STOCK: 3.8%

		Telecommunications: 2.5%
16,875	P	Lucent Technologies Capital Trust I	12,403,125

			12,403,125

		Transportation: 1.3%
6,553		Kansas City Southern	6,815,120

			6,815,120

		Total Preferred Stock (Cost $17,561,645)	19,218,245

Principal
Amount			Value

CORPORATE BONDS/NOTES: 13.1%

		Airlines: 1.6%
$4,504,000		JetBlue Airways Corp., 3.750%, due 03/15/35	$4,475,850
2,538,000		JetBlue Airways Corp., 6.750%, due 10/15/39	3,489,750

			7,965,600

		Biotechnology: 1.9%
9,600,000		Amgen, Inc., 0.125%, due 02/01/11	9,504,000

			9,504,000

		Environmental Control: 0.2%
1,000,000		Allied Waste North America, Inc., 4.250%, due 04/15/34	1,000,000

			1,000,000

		Food: 2.0%
9,853,000		Smithfield Foods, Inc., 4.000%, due 06/30/13	9,803,735

			9,803,735

		Mining: 1.1%
379,000	±	Apex Silver Escrow, 0.000%, due 01/00/00	—
1,817,000	@@	Gold Reserve, Inc., 5.500%, due 06/15/22	997,079
7,831,000		USEC, Inc., 3.000%, due 10/01/14	4,786,699

			5,783,778

		Miscellaneous Manufacturing: 0.6%
2,820,000		Griffon Corp., 4.000%, due 07/18/23	2,816,475

			2,816,475

		Oil & Gas: 2.7%
4,873,000		Goodrich Petroleum Corp., 3.250%, due 12/01/26	4,452,704
8,990,000	@@	Transocean, Inc., 1.625%, due 12/15/37	8,900,100

			13,352,804

		Pharmaceuticals: 1.3%
8,134,000		Omnicare, Inc., 3.250%, due 12/15/35	6,568,205

			6,568,205

		Semiconductors: 0.4%
3,701,000	I	LTX Credence, 3.500%, due 05/15/11	1,924,520

			1,924,520

		Telecommunications: 1.3%
7,328,000		NII Holdings, Inc., 3.125%, due 06/15/12	6,659,320

			6,659,320

		Total Corporate Bonds/Notes (Cost $62,420,898)	65,378,437

		Total Long-Term Investments (Cost $384,826,488)	457,960,503

Shares			Value

SHORT-TERM INVESTMENTS: 11.7%

		Affiliated Mutual Fund: 9.3%
46,367,914		ING Institutional Prime Money Market Fund — Class I	$46,367,914

		Total Mutual Fund (Cost $46,367,914)	46,367,914

Principal
Amount			Value

		Securities Lending CollateralCC: 2.4%
$11,752,335		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$11,752,335
562,670		Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	450,136

		Total Securities Lending Collateral (Cost $12,315,005)	12,202,471

		Total Short-Term Investments (Cost $58,682,919)	58,570,385

	Total Investments in Securities
	(Cost $443,509,407)*	103.2%	$516,530,888
	Other Assets and Liabilities - Net	(3.2)	(16,170,073)

	Net Assets	100.0%	$500,360,815

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Value Choice Fund
as of November 30, 2009 (Unaudited) (continued)

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B)
to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being marked to market daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at November 30, 2009.
±	Defaulted security

*	Cost for federal income tax purposes is $446,819,709.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$81,411,907
Gross Unrealized Depreciation	(11,700,729)

Net Unrealized Appreciation	$69,711,178

Fair Value Measurements ^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	11/30/2009

Asset Table
Investments, at value
Common Stock*	$373,363,821	$—	$—	$373,363,821
Preferred Stock	—	19,218,245	—	19,218,245
Corporate Bonds/Notes	—	63,453,917	1,924,520	65,378,437
Short-Term Investments	58,120,249	—	450,136	58,570,385

Total Investments, at value	$431,484,070	$82,672,162	$2,374,656	$516,530,888

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended November 30, 2009:

								Total
	Beginning					Accrued	Total	Unrealized	Transfers	Transfers	Ending
	Balance at					Discounts/	Realized	Appreciation/	Into	Out of	Balance at
	5/31/2009	Purchases	Issuances	Settlements	Sales	(Premiums)	Gain/(Loss)	(Depreciation)	Level 3	Level 3	11/30/2009

Asset Table
Investments, at value
Corporate Bonds/Notes	$—	$555,188	$—	$—	$(300)	$327,649	$262	$1,041,721	$—	$—	$1,924,520
Short-Term Investments	—	—	—	—	—	—	—	—	450,136	—	450,136

Total Investments, at value	$—	$555,188	$—	$—	$(300)	$327,649	$262	$1,041,721	$450,136	$—	$2,374,656

As of November 30, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $1,041,721.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Funds’ existing investment advisory and sub-advisory contracts will remain in effect only if the Board of Trustees (the “Board”) of ING Equity Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Funds, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 12, 2009, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between ING Investments, LLC (the “Adviser”) and the Funds and the sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-adviser to each Fund (the “Sub-Advisers”).

The Independent Trustees also held separate meetings on October 13 and November 10, 2009 to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 12, 2009 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Funds. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts and Sub-Advisory Contracts for all the Funds were considered at the same Board meeting, the Trustees considered each Fund’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2010. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Funds’ existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Funds (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with Advisory and Sub-Advisory Contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees, including the Domestic Equity Funds Investment Review Committee

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

(the “DE IRC”). Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal process, and each Fund is assigned to the DE IRC, which provides oversight regarding, among other matters, investment performance.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements (including the Funds’ Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in 2007, 2008 and 2009 the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed selected peer groups of investment companies (“SPGs”) to be used by the Funds for certain comparison purposes during the renewal process.

As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s DE IRC reviews benchmarks used to assess the performance of funds in the ING Funds complex. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund’s relevant benchmark and/or SPG.

The Board employed its process for reviewing contracts when considering the renewals of the Funds’ Advisory and Sub-Advisory Contracts that would be effective through November 30, 2010. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Funds for the year ending November 30, 2010, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. This included information regarding the Adviser and Sub-Advisers provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 12, 2009 Board meeting included, among other information, the following items for each Fund: (1) FACT sheets that provided information regarding the performance and expenses of the Fund and other similarly managed funds in its SPG, as well as information regarding the Fund’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Fund’s benchmark and SPG were selected and how profitability was determined; (4) responses from the Adviser and relevant Sub-Adviser or Sub-Advisers to a series of questions posed by K&L Gates on behalf of the Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Advisers; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Fund’s) advisory contracts and sub-advisory contracts, including a written analysis for the Fund of how performance, fees and expenses compare to its SPG and/or designated benchmark; (9) independent analyses of Fund performance by the Trust’s Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Fund; and (11) other information relevant to the Board’s evaluations.

For each Fund, Class A shares were used for purposes of certain comparisons to the funds in its SPG. Class A

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

shares generally were selected so that the Fund’s share class with the longest performance history was compared to the analogous class of shares for each fund in its SPG. The mutual funds included in the Funds’ SPGs were selected based upon criteria designed to mirror the Fund share class being compared to the SPG.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by Management. The Board also considered the techniques that the Adviser has developed, at the Board’s direction, to screen and perform due diligence on the Sub-Advisers that are recommended to the Board to manage the investment portfolios of the funds in the ING Funds complex. The Board noted the resources that the Adviser has committed to the Board and the DE IRC to assist the Board and the DE IRC with their assessment of the investment performance of the Funds on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Board’s Investment Review Committees to analyze the key factors underlying investment performance for the funds in the ING Funds complex.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Advisers and the proactive approach that the Adviser, working in cooperation with the DE IRC, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Funds’ performance.

In considering the Funds’ Advisory Contracts, the Board also considered the extent of benefits provided to the Funds’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Funds complex more efficient by combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Advisers, and evaluated the ability of the Adviser and the Sub-Advisers to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Funds (and other relevant funds in the ING Funds complex) by the Adviser and Sub-Advisers, and whether those resources are commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and the Sub-Advisers.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and each Sub-Adviser are appropriate in light of the Funds’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and the Sub-Advisers were appropriate.

Fund Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the net investment returns of each Fund. While the Board considered

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Fund included its investment performance compared to the Fund’s Morningstar category median and/or Lipper category median, SPG and primary benchmark. The FACT sheet performance data was as of June 30, 2009. In addition, the Board also considered at its November 12, 2009 meeting certain additional data regarding performance and Fund asset levels as of September 30, 2009. The Board’s findings specific to each Fund’s performance are discussed under “Fund-by-Fund Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser and Sub-Adviser as a Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules that will result in a lower advisory fee rate when a Fund achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee breakpoints or waivers. For a Fund that did not have advisory fee breakpoints, but benefited from waivers or reimbursements of advisory or other fees, the Board also considered the extent to which economies of scale could be realized through such waivers, reimbursements or expense reductions.

In evaluating economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic, and the Independent Trustees who were Board members at that time also considered a November 2006 evaluation and analysis presented to them by an independent consultant regarding fee breakpoint arrangements and economies of scale.

The Board also considered that many of the Funds have experienced material declines in assets due to general market declines precipitated by the credit crises and other generally adverse market developments. As a result of these asset declines, the Board considered that there were fewer opportunities to realize economies of scale.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Advisers to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to the Funds, the Board considered any underlying rationale provided by the Adviser or a Sub-Adviser for these differences. For unaffiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arms-length nature of negotiations between the Adviser and unaffiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Funds and other institutional clients of the Adviser or a Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Funds, as compared to non-registered investment company clients; market differences in fee rates that existed when a Fund first was organized; differences in the original sponsors of Funds that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Fund to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for each Fund. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Funds.

The Board considered: (1) the fee structure of each Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Advisers and their respective affiliates from their association with the Funds. For each Fund, the Board determined that the fees payable to the Adviser and the Sub-Advisers are reasonable for the services that each performs, which were considered in light of the nature and quality of

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the services that each has performed and is expected to perform.

For each Fund, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by certain Sub-Advisers with respect to their profitability. In the case of non-affiliated Sub-Advisers, the Board gave less weight to profitability considerations, or did not view this data as imperative to its deliberations, given the arm’s-length nature of the relationship between the Adviser and these Sub-Advisers with respect to the negotiation of sub-advisory fee rates. Further, the Board considered that the decline in asset levels of many Funds caused by recent adverse economic conditions was likely to cause a similar decline in any profits realized by the Adviser and Sub-Advisers.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s and affiliated Sub-Adviser’s profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition the Board recognizes that the use of different methodology for purposes of calculating profit data can give rise to dramatically different profit and loss results.

At the request of the Board, the Adviser has from time to time agreed to implement remedial actions for certain Funds. These remedial actions have included, among others: reductions in fee rates; changes in Sub-Advisers or portfolio managers; and strategy modifications.

Based on the information on revenues, costs, and profitability considered by the Board, and after considering the factors described in this section, the Board concluded that the profits, if any, realized by the Adviser and affiliated Sub-Adviser were not excessive. In making its determinations, the Board based its conclusions on the reasonableness of the advisory and sub-advisory fees of the Adviser and affiliated Sub-Adviser primarily on the factors described for each Fund below.

Fund-by-Fund Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 12, 2009 meeting in relation to renewing each Fund’s current Advisory and Sub-Advisory Contracts for the year ending November 30, 2010. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Fund’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its SPG.

ING Equity Dividend Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Equity Dividend Fund, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Fund underperformed its Morningstar category median for the most recent calendar quarter and year-to-date periods, but outperformed for the one-year period; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the one-year period, the third quintile for the year-to-date period, and the fourth quintile for the most recent calendar quarter.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

In analyzing this performance data, the Board took into account that the Fund commenced operations in November 2007, and therefore had a limited operating history for the purpose of analyzing its performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Growth Opportunities Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Growth Opportunities Fund (formerly ING LargeCap Growth Fund), the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Fund underperformed its Morningstar category median for all periods presented; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the fourth quintile of its Morningstar category for the most recent calendar quarter, year-to-date, and three-year periods, and the fifth (lowest) quintile for the one-year, five-year and ten-year periods.

In analyzing this performance data, the Board took into account: (1) the Fund’s Sub-Adviser and investment strategy were changed in January 2009; (2) that, due to the changes in investment strategy in January 2009, the Fund’s longer-term performance record includes that of the former investment strategy; and (3) that Management would continue to monitor, and the Board or the DE IRC would periodically review, the Fund’s investment performance. The Board also considered that in connection with the investment strategy change in January 2009, the Fund’s benchmark changed and performance was compared to the new benchmark.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to reach a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into account: (1) the expense limits for the Fund’s Class A shares were lowered in January 2009; and (2) Management’s representations regarding the competitiveness of the Fund’s management fee and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s Sub-Adviser and investment strategy were changed in January 2009, and it is reasonable to permit the Fund to establish a longer performance record for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2010. During this renewal process, different Board

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

members may have given different weight to different individual factors and related conclusions.

ING MidCap Opportunities Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING MidCap Opportunities Fund, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Fund outperformed its Morningstar category median for the one-year, three-year, and five-year periods, but underperformed for the most recent calendar quarter, year-to-date, and ten-year periods; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the three-year and five-year periods, the second quintile for the one-year period, the third quintile for the ten-year period, and the fourth quintile for the most recent calendar quarter and year-to-date periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is above the median and equal to the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into account: (1) Management’s analysis of expenses incurred by the Fund; and (2) in April 2009, Management eliminated the distribution fee for Class A shares of the Fund.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Opportunistic LargeCap Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Opportunistic LargeCap Fund, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Fund underperformed its Morningstar category median for all periods presented, with the exception of the year-to-date period, during which it outperformed; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed; and (3) the Fund is ranked in the second quintile of its Morningstar category for the year-to-date period, the fourth quintile for the one-year period, and the fifth (lowest) quintile for the most recent calendar quarter and three-year periods.

In analyzing this performance data, the Board took into account: (1) the Fund’s portfolio management team was changed in January 2009; (2) the Fund’s investment strategy was changed in May 2009; (3) that due to changes in the investment strategy in May 2009, the Fund’s longer-term performance record includes that of the former investment strategy; and (4) Management would continue to monitor, and the Board or the DE IRC would periodically review, the Fund’s investment performance. The Board also considered that, in connection with the investment strategy change in May 2009, the Fund’s Morningstar category and benchmark changed and performance was compared to the new Morningstar category and benchmark.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

management fee (inclusive of 0.10% administration fee) for the Fund is equal to the median and below the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s portfolio management team and investment strategy were changed in 2009 and it is reasonable to permit the Fund to establish a longer performance record for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Real Estate Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Real Estate Fund, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; and (3) the Fund is ranked in the second quintile of its Morningstar category for the three-year and five-year periods, the third quintile for the one-year period, the fourth quintile for the most recent calendar quarter, and the fifth (lowest) quintile for the year-to-date period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub- advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING SmallCap Opportunities Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING SmallCap Opportunities Fund, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the year-to-date and ten-year periods, during which it underperformed; (2) the Fund outperformed its primary benchmark for the three-year, five-year, and ten-year periods, but underperformed for the most recent calendar quarter, year-to-date, and one-year periods; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the three-year and five-year periods, the second quintile for the most recent calendar quarter, the third quintile for the one-year period, and the fourth quintile for the year-to-date and ten-year periods.

In analyzing this performance data, the Board took into account: (1) the Fund’s portfolio management team was modified in October 2008; and (2) Management’s analysis of the detrimental effect

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

that the Fund’s high-quality bias had on more recent performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING SmallCap Opportunities Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is equal to the median and below the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into account that in January 2008 Management lowered the Fund’s advisory fee rate on the first breakpoint and is currently waiving a portion of this advisory fee.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING SmallCap Value Multi-Manager Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING SmallCap Value Multi-Manager Fund (formerly ING SmallCap Value Choice Fund), the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Fund underperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it outperformed; (2) the Fund outperformed its primary benchmark for the most recent calendar quarter and year-to-date periods, but underperformed for the one-year and three-year periods; and (3) the Fund is ranked in the second quintile of its Morningstar category for the most recent calendar quarter, the fourth quintile for the year-to-date period, and the fifth (lowest) quintile for the one-year and three-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is above the median and below the average expense ratios of the funds in its SPG.

In analyzing both this performance and fee data, the Board took into account that in September 2009 the Board approved the merger of the Fund into ING Small Company Fund, and that this merger is expected to occur in the first calendar quarter of 2010 if approved by the Fund’s shareholders.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Value Choice Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Value Choice Fund, the Board considered that, based on performance data for the periods ended June 30,

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

2009: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund outperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into account the Adviser lowered the Fund’s expense limits by 10 basis points in 2007.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds
ING Balanced Fund
ING Growth and Income Fund
ING Real Estate Fund

Domestic Equity Funds-of-Funds
ING Strategic Allocation Conservative Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Moderate Fund

Domestic Equity Growth Funds
ING Corporate Leaders 100 Fund
ING Equity Dividend Fund
ING Growth Opportunities Fund
ING MidCap Opportunities Fund
ING Opportunistic LargeCap Fund
ING Small Company Fund
ING SmallCap Opportunities Fund
ING Tactical Asset Allocation Fund

Domestic Equity Index Funds
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Funds
ING SmallCap Value Multi-Manager Fund
ING Value Choice Fund

Fixed-Income Funds
ING GNMA Income Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund

Global Equity Funds
ING Global Equity Dividend Fund
ING Global Natural Resources Fund
ING Global Real Estate Fund
ING Global Value Choice Fund

International Equity Funds
ING Alternative Beta Fund
ING Asia-Pacific Real Estate Fund
ING Emerging Countries Fund
ING European Real Estate Fund
ING Foreign Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Real Estate Fund
ING International SmallCap Multi-Manager Fund
ING International Value Fund
ING International Value Choice Fund
ING Russia Fund

Global and International Fixed-Income Funds
ING Global Bond Fund

International Funds-of-Funds
ING Diversified International Fund
ING Global Target Payment Fund

Loan Participation Fund
ING Senior Income Fund

Money Market Funds*
ING Classic Money Market Fund
ING Money Market Fund

*	An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Please see SEC filings for more information on the funds participation in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds.

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor
ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

PRSAR-UDEABCIOQW                  (1109-012610)

Semi-Annual Report
November 30, 2009
Classes A, B and C
Principal Protection Fund
■ ING Principal Protection Fund XII

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,
As of this writing, we are racing in the fast lane between Thanksgiving and the New Year, trying to complete holiday preparations, finish some work and get ready for 2010. This letter affords a brief chance for reflection on the past year and a look ahead.
We have made it through 2009 and now look hopefully toward 2010. By the time you read this, it will be late January or early February. We will have marked the first year of President Obama’s term and no doubt will have heard many arguments for and against his policies. Will Congress have passed health care reform? Will we have another stimulus package to promote employment? The answers to these questions may be known by the time this letter is published, but they are not as of now.
However, a few things are clear: government fiscal and monetary stimulus kept the world economy from imploding in 2009 and helped the financial markets recover. Will the recovery stay on track? We believe it will. In the United States, the manufacturing sector has begun to recover and the housing market appears to be stabilizing. We look for above-trend economic growth by mid-2010. Job growth should turn positive early in the year.
Unemployment, however, is likely to fall quite slowly. As a result, we expect stagnating household income to make retirement saving more difficult for many. The stock market has performed well this year, but it would not be prudent to assume any market rebound would fully make up for lost savings or lost time. Investors will have to reconsider the rate at which they save for retirement if they wish to attain their goals.
As the New Year begins, it may be a good time to review your portfolio and savings plans with your financial advisor to ensure your program reflects any changes in your needs. As always, we encourage you to discuss these points thoroughly with your advisor before taking any action in your portfolio.
Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.
Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
December 9, 2009

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Market Perspective: Six Months Ended November 30, 2009

In our previous fiscal year, global equities in the form of the MSCI World® Index (1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), lost 32.3%. But a rally had commenced in March and this persisted into the first half of the current fiscal year, during which global equities returned 15.7%. By the end of November, equities had rallied 55% from the March 9, 2009 low point. In currencies, the U.S. dollar, perhaps the new funding currency for carry trades because of very low dollar interest rates, maintained its weakening trend, falling 5.6% against the euro, 1.9% against the pound and 9.2% against the yen, for the six month period ended November 30, 2009.
From its earliest days in mid-March, the resurgence of risky asset classes like equities encountered skeptics. It was based they said, not on good economic news but news that was merely less awful. Banks’ new-found earnings relied on extraordinarily low interest rates to depositors and “special” items. The U.S. government’s willingness to incur $1.75 trillion in additional debt to bail out banks, insurers, auto companies and people who bought housing beyond their means, while the Federal Reserve printed money to buy the debt and keep interest rates down, would have its day of inflationary reckoning.
But the believers would have none of it. Conditions don’t go from bad to good in one step, they said. The news has to get less bad first. The richest harvest must start with a few green shoots in an empty field. We heard about “green shoots” all spring and into the summer.
However described, the news on which markets advanced was on balance improving, albeit weakly and erratically.
In housing, the Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(2) of house prices in 20 cities had sunk a record 19% year-over-year in January. But after steady improvement, the report published in November showed a decline of just half of that level. Yet conditions were still weak with residential mortgage delinquency rates at record levels. The housing market became heavily influenced by an $8,000 government tax credit to first-time home buyers. Originally set to expire on November 30, 2009, it proved such a popular success that on November 6 it was extended to April 30, 2010. Both existing and new homes sales were surging as the six month period ended, boosted in addition by 30-year mortgage rates matching the all-time low of 4.78%.
Similarly, a “Cash-for-Clunkers” program under which the U.S. government offered to subsidize the trade-in of old vehicles for newer, more efficient models was vigorously taken up. Retail sales and industrial production were boosted. Auto companies re-opened production lines.
And after four straight falls, third quarter gross domestic product (“GDP”) growth was estimated at 2.8% annualized.
But so much of the outlook depended on jobs. Payroll cuts fell to a little more than one third of the January level, but they spiked up again in the October report and in November the unemployment rate was estimated at 10.2%, another 26-year high. The average work week matched the lowest since records began in 1964. Wage growth remained insipid at 2.4%, the lowest since 2004. Increasingly, commentators asked what kind of real recovery could take place under these conditions and as the various government support programs expired. They couldn’t last forever: the budget deficit for the U.S. government’s fiscal year ending in September 2009 was 9.9% of GDP.
In fixed income markets the Barclays Capital U.S. Aggregate Bond Index(3) of investment grade bonds returned 6.21% for the six months ended November 30, 2009. But within this figure the Barclays Capital U.S. Treasury Index(4) only gained 3.25%, as greater risk appetite was reinforced by concerns about massive government borrowing, while the Barclays Capital Corporate Investment Grade Bond Index(5) added 13.45%. High yield bonds, represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(6), did better still: up 20.87%.
U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(7) including dividends, returned 20.5% for the six months ended November 30, 2009, led by technology with a 27.6% rise. Operating profits for S&P 500® companies suffered their ninth straight quarter of decline in the third quarter and by the end of September the price to earnings ratio of the S&P 500® Index, based on operating earnings in the trailing four quarters, was the highest since the first quarter of 2002. Volatility picked up in October and, when on October 30th it was announced that consumer spending had fallen with incomes flat, the market dropped more than 2%, leading to a monthly fall for the first time in eight months. But this was recouped three times over in November.

2

Market Perspective: Six Months Ended November 30, 2009

In international markets, referring to MSCI indices in local currencies with net reinvested dividends, the MSCI Japan® Index(8) fell 5.6% for the six months ended November 30, 2009 despite reported GDP growth of 4.7% annualized. GDP growth was narrowly based: domestic demand was still in the doldrums, with wages down for 17 straight months and deflation again at record levels. The MSCI Europe ex UK® Index(9) advanced 15.6% for the six months ended November 30, 2009. GDP registered its first quarterly increase, 0.4%, since the first quarter of 2008. Consumer prices stopped falling in November and the unemployment rate leveled off at 9.8%. Although banks were still not lending, the Eurozone’s main executive and consumer sentiment measure improved every month. Despite a third quarter fall in GDP of 0.3%, the MSCI UK® Index(10) rose 19.8% for the six months ended November 30, 2009. A recovering housing market improved the mood, with house prices up for the fourth straight month in November as mortgage approvals boomed. The unemployment rate finally stabilized, then slipped back to 7.8%, and retail sales were firming as our fiscal half-year ended.

(1) The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
(2) The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single family home price indices for the nine U.S. Census divisions and is calculated quarterly.
(3) The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
(4) The Barclays Capital U.S. Treasury Index is an unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.
(5) The Barclays Capital Corporate Investment Grade Bond Index is the corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.
(6) The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of fixed-income securities.
(7) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(8) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
(9) The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
(10 The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
Parentheses denote a negative number.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING Principal Protection Fund XII
Portfolio Managers’ Report

During the Guarantee Period, ING Principal Protection Fund XII (the “PPF”) seeks to participate in favorable equity market conditions while preserving at least the principal amount of the PPF, as of the inception of the Guarantee Period. After the five year Guarantee Period, PPF will liquidate. Please see Note 12 for more information. The PPF is managed by the following Portfolio Management Team with ING Investment Management Co. (“ING IM”) the Sub-Adviser:
Asset Allocation: Paul Zemsky serves as strategist for the PPF and is responsible for overseeing overall PPF strategy and the allocation of PPF Assets between the Equity and Fixed components.
Equity Component: Vincent Costa, Portfolio Manager.
Fixed Component: Christine Hurtsellers and Michael Hyman, Portfolio Managers.
Note: The PPF is closed to new investments.
Performance: Listed below are the Class A share total returns of the PPF, excluding sales charges, the S&P 500® Index(1) and the Barclays Capital 1-3 Year Government Index(2) for the six month period ended November 30, 2009:

PPF XII	0.43%
S&P 500® Index(1)	20.50%
Barclays Capital 1-3 Gov Index(2)	1.52%

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2)	The Barclays Capital 1-3 Gov Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.
Portfolio Specifics: PPF performance results from a combination of returns on the equity and bond portfolios, and the asset allocation blend between the two components. The asset allocation process seeks to participate in rising equity markets and protect principal on the downside. Historically, stocks have proven to be more volatile than bonds, which was an important consideration in the asset allocation process. Other factors, such as the current level of interest rates, time remaining to maturity date and the ratio of current assets to the underlying guarantee amount are also important. The allocation to equities and fixed income depends on these factors and the paths they take over the guarantee period.
In general, when the time left to maturity is short, or the ratio of assets to the guarantee amount is low, asset allocation will tend to be conservative in order to protect principal from losses. All other factors being equal, the Fund generally buys equities (and sells bonds) when the equity market rises and sells equities (and buys bonds) as the equity market declines. The use of fixed-income reduces the Funds ability to fully participate in rising equity markets.
The equity component of the PPF is a mix of exchange-traded funds (“ETFs”), which slightly underperformed the stock market as measured by the S&P 500® Index. Therefore, the equity component’s performance was slightly below the index. By design, the mix of investments will change as the market changes. Due to the previous period’s economic downturn, the portfolio’s equity level remains low. The majority of the assets are in fixed income. The fixed-income component underperformed the Barclays Capital U.S. Government 1-3 Year Index. The Fund invests in a mix of U.S. Treasury and U.S. agency Separate Trading of Registered Interest and Principal Securities (“STRIPs”). The Fund’s shorter duration as it gets closer to maturity and overweight to Treasuries detracted from performance.
Current Strategy & Outlook: We remain constructive on prospects for a U.S. and global economic recovery, in particular for a continued recovery in earnings. The initial report on third quarter U.S. gross domestic product (“GDP”) showed greater than expected growth at a 3.5% annual rate, suggesting that the recession most likely ended at mid-year, as we had expected. The National Bureau of Economic Research will decide the official date for the start of recovery.
In many respects, the U.S. recovery is following typical cyclical patterns despite the severity of the recession and financial crisis. Sharply declining industrial production and widespread inventory liquidation have now given way to a recovery in manufacturing. In our opinion, strong productivity gains, at a 9.5% annual rate in the third quarter, are leading to an impressive recovery of profits, which should set the stage for a revival in capital spending and hiring. We believe employment is still likely to fall for a few more months, however, and the unemployment rate may rise

4

Portfolio Managers’ Report
ING Principal Protection Fund XII

further before it starts to decline next year. We believe that the recovery will develop into a sustainable expansion in 2010, but understand that the transition is uncertain.
Policy remains stimulative in the United States and around the world. G-20 finance ministers have pledged to maintain stimulus as long as needed to support growth. While we do not expect another large U.S. fiscal package, we believe some smaller targeted measures are likely. We do not expect the Federal Reserve to begin reversing its current monetary stance until mid-2010.
Allocations between equities and fixed income are dependent on our quantitative asset allocation model, which uses the factors mentioned in the first paragraph and not on a qualitative evaluation of the bond versus the equity markets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

5

Investment Strategy and Principal Risks of the Principal Protection Fund

What is the Investment Strategy During the Guarantee Period?
PPF XII undertakes (“Payment Undertaking”) that on the Guarantee Maturity Date specified in the Prospectus, each shareholder will be entitled to redeem his or her shares for an amount no less than the value of that shareholder’s account as of the inception of the Guarantee Period, less certain expenses not covered by the Expense Limitation Agreement (“Guaranteed Amount”), provided that all dividends and distributions received from PPF XII have been reinvested and no shares have been redeemed. Note: An investor must act on the Guarantee Maturity Date in order to receive the Guaranteed Amount.
PPF XII does not implement an “investment strategy” in any conventional sense. Rather, PPF XII’s asset allocation strategy seeks to optimize the exposure of the Fund to the Equity Component while protecting the Fund’s assets. Assets allocated to the Equity Component may be reduced or eliminated in order to conserve assets at a level equal to or above the present value of the Payment Undertaking. The Fund allocates its assets among the following asset classes:
•	During the Guarantee Period, the Fund’s assets will be allocated between the:
•	Equity Component, consisting primarily of common stocks included in the S&P 500® Index and futures contracts on the S&P 500® Index; and the

•	Fixed Component, consisting primarily of short- to intermediate-duration U.S. government securities.
The Fund’s asset allocation strategy is implemented by allocating assets appropriately to the Equity Component and to the Fixed Component to optimize exposure to the Equity Component while controlling the risk that the assets of the Fund would fall below the amount of the Payment Undertaking. Consequently, there can be no assurance as to the percentage of assets, if any, allocated to the Equity Component, or to any investment returns generated by the Fund.
How does the Fund’s Asset Allocation work?
The Sub-Adviser uses a proprietary computer model to determine on a daily basis the percentage of assets allocated to the Equity Component and to the Fixed Component. The model evaluates a number of factors, including the then current market value of the Fund, the then prevailing level of interest rates, equity market volatility, the Fund’s total annual expenses, and the Maturity Date. The model determined the initial allocation between the Equity Component and the Fixed Component on the first day of the Guarantee Period and provides direction for any reallocations on a daily basis thereafter.
Equity Component: The Fund will employ an enhanced index strategy. This means that the Fund invests at least 80% of the Equity Component’s net assets in stocks included in the S&P 500® Index although the weightings of the stocks will vary somewhat from their respective weightings in the index. The Equity Component may also include up to 20% of its assets in S&P 500® Index futures contracts. During the Guarantee Period, the Fund may use futures for hedging purposes or to maintain liquidity to meet Shareholders Redemptions and minimize trading costs, but may only use futures on the S&P 500® Index and U.S. Treasury securities.
If the Equity Component’s market value is $5 million or less, in order to replicate investment in stocks listed on the S&P 500® Index, the Sub-Adviser may invest the entire amount of the Equity Component’s assets in S&P 500® Index futures, in ETFs, or in a combination of S&P 500® Index futures and ETFs, subject to any limitation on the Fund’s investment in such securities (subject to restrictions imposed by the Investment Company Act of 1940, as amended, “1940 Act”). ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. The Sub-Adviser will not employ an enhanced index strategy when it invests in S&P 500® Index futures and ETFs.
Fixed Component: The Sub-Adviser looks to select investments for the Fixed Component with financial characteristics that will, at any point in time, closely resemble those of a portfolio of zero coupon bonds which mature within three months of the Guarantee Maturity Date. The Fixed Component will consist primarily of securities issued or guaranteed by the U.S. government and its agencies or instrumentalities of a short to intermediate duration.

6

Investment Strategy and Principal Risks of the Principal Protection Fund (continued)

Duration refers to the sensitivity of fixed-income securities to interest rate changes. Generally, fixed-income securities with shorter durations are less sensitive to changes in interest rates. These U.S. government securities include STRIPs, which are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or Agency bond and selling them as individual securities. The Fixed Component may also include corporate bonds rated AA- or higher by Standard & Poor’s (“S&P”) and/or Aa3 or higher by Moody’s Investors Service, Inc., futures on U.S. Treasury securities and money market instruments.
What are the Principal Guarantee Period Risks?
Allocation Risk: If at the inception of, or at any time during, the Guarantee Period interest rates are low, the Fund’s assets may be largely invested in the Fixed Component in order to decrease the likelihood that a payment would be required under the Payment Undertaking. The effect of low interest rates on the Fund would likely be more pronounced at the inception of the Guarantee Period, as the initial allocation of assets would include more fixed income securities. In addition, if during the Guarantee Period the equity markets experienced a major decline, the Fund’s assets may become largely invested in the Fixed Component. If the value of the Equity Component were to decline by a significant amount, a complete reallocation to the Fixed Component would likely occur. In the event of a reallocation of 100% of the assets to the Fixed Component, the Fund would not reallocate any assets into the Equity Component prior to the Maturity Date. Use of the Fixed Component reduces the Fund’s ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is fully invested in equities.
Opportunity Costs: The Fund may allocate a substantial portion, and under certain circumstances all, of its assets to the Fixed Component in order to conserve assets to a level equal to or above the present value of the Payment Undertaking. Initially, if interest rates are low, the allocation to the Fixed Component may be over 70% of the Fund’s assets. If the market value of the Equity Component rises, the percentage of the Fund’s assets allocated to the Equity Component generally will also rise. However, the relative volatility of these two components as well as the past performance of the PPFs will affect these allocations. For example, if the Fund incurs early loses, it may allocate 100% of its assets to the Fixed Component for the entire Guarantee Period, irrespective of the subsequent upward movements in the equity markets and/or the Equity Component. The extent to which the Fund participates in upward movements in the Equity Component during the Guarantee Period will depend on the performance of the Fund, the performance and volatility of the Fixed and Equity Components, interest rates, expenses of the Fund and other factors. The Fund might capture a material portion, very little or none of any equity market increase. It is possible that on the Maturity Date, an investor could receive only the Guaranteed Amount even though the equity markets, as well as the Equity Component, has had significant positive performance during the Guarantee Period.
Worse Case Scenarios for the Fund’s Equity Participation: The opportunity cost of not allocating assets to the Equity Component will be particularly high if early in the Guarantee period: (a) the net asset value (“NAV”) decreases; or (b) the value of the Equity Component declines. In either case, all or substantially all of the assets could be allocated to the Fixed Component for the remainder of the Guarantee Period.
Investing in Stocks: The risks associated with investing in stocks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The performance of the Equity Component also depends significantly on the Sub-Adviser’s skill in determining which securities to overweight, underweight or avoid altogether.
Investing in Bonds: The principal risk associated with investing in bonds is that interest rates may rise, which generally causes bond prices to fall. The market value of a zero coupon bond portfolio (which may include STRIPS) generally is more volatile than the market value of a portfolio of fixed income securities with similar maturities that pay interest periodically. With corporate bonds, there is also a risk that the issuer will default on the payment of principal or interest. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as taxable income each year, even though the holder receives no interest payment on the security during the year. Because the PPFs must distribute substantially all of their net income (including non-cash income attributable to zero coupon securities) to their shareholders each year for income and

7

Investment Strategy and Principal Risks of the Principal Protection Fund (continued)

excise tax purposes, such accrued discount would also be taken into account in determining the amount of taxable distributions to shareholders. In addition, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy their distribution requirements.
Use of Futures: While the use of futures contracts by the Fund can amplify a gain, it can also amplify a loss. Such a loss can be substantially more money than the actual cost of the investment. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund’s expense and may reduce or eliminate potential gains. There is also a risk that a futures contract intended as a hedge may not perform as expected.
Risks of Using Derivatives: Certain securities in which the Fund may invest, including futures contracts, are derivative instruments. In general terms, a derivative instrument is a financial contract whose value is derived, at least in part, from the performance of an underlying asset, interest rate, or index. If the issuer of a derivative does not pay the amount due, the Fund can lose money on the investment. The underlying investment on which the derivative is based, and the derivative itself, might not perform in the manner the Sub-Adviser expected, which could cause the Fund’s share prices to decline. Markets of underlying securities may move in a direction not anticipated by the Sub-Adviser, which may result in the Fund realizing a lower return than expected on an investment.
Transaction Costs and Taxes: The asset allocation process results in additional transaction costs such as brokerage commissions. The process can have an adverse effect on the performance of the Fund during periods of increased equity market volatility. In addition, a high portfolio turnover rate, which may also have an adverse effect on the performance of the Fund, may increase the Fund’s transaction costs.
The asset allocation process and sale of fixed income securities in connection with the transition period may also result in the realization of additional gains to the Fund and may therefore also increase the tax liability of shareholders. The Fund will distribute any net gains and income to shareholders. Such distributions are taxable to shareholders even if the distributions are reinvested in the Fund.
For further information on the Fund’s investment strategies and principal risks, please refer to your prospectus and Statement of Additional Information.

8

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2009 to November 30, 2009. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The first section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	June 1,	November 30,	Expense	November 30,	June 1,	November 30,	Expense	November 30,
	2009	2009	Ratio	2009*	2009	2009	Ratio	2009*

ING Principal Protection Fund XII
Class A	$1,000.00	$1,004.30	1.75%	$8.79	$1,000.00	$1,016.29	1.75%	$8.85
Class B	1,000.00	1,001.10	2.50	12.54	1,000.00	1,012.53	2.50	12.61
Class C	1,000.00	1,000.00	2.50	12.53	1,000.00	1,012.53	2.50	12.61

*	Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

9

STATEMENT OF ASSETS AND LIABILITIES as of November 30, 2009 (Unaudited)

ASSETS:
Investments in securities at value*	$7,927,164
Short-term investments in affiliated underlying funds**	81,000
Cash	352
Dividends and interest receivables	104
Prepaid expenses	145
Reimbursement due from manager	1,104

Total assets	8,009,869

LIABILITIES:
Payable for fund shares redeemed	49,048
Payable to affiliates	10,428
Payable for trustee fees	711
Other accrued expenses and liabilities	26,693

Total liabilities	86,880

NET ASSETS	$7,922,989

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$8,589,308
Undistributed net investment income	48,142
Accumulated net realized loss on investments	(833,562)
Net unrealized appreciation on investments	119,101

NET ASSETS	$7,922,989

* Cost of investments in securities	$7,808,063
** Cost of short-term investments in affiliated underlying funds	$81,000

Class A:
Net assets	$780,066
Shares authorized	unlimited
Par value	$0.01
Shares outstanding	83,334
Net asset value and redemption price per share	$9.36
Maximum offering price per share (5.75%)(1)	$9.93
Class B:
Net assets	$5,646,812
Shares authorized	unlimited
Par value	$0.01
Shares outstanding	606,854
Net asset value and redemption price per share(2)	$9.31
Maximum offering price per share	$9.31
Class C:
Net assets	$1,496,111
Shares authorized	unlimited
Par value	$0.01
Shares outstanding	160,397
Net asset value and redemption price per share(2)	$9.33
Maximum offering price per share	$9.33

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.
See Accompanying Notes to Financial Statements

10

STATEMENT OF OPERATIONS for the Six Months Ended November 30, 2009 (Unaudited)

INVESTMENT INCOME:
Dividends(1)	$3,953
Interest	122,871

Total investment income	126,824

EXPENSES:
Investment management fees	22,927
Distribution and service fees:
Class A	1,016
Class B	30,028
Class C	7,593
Transfer agent fees:
Class A	495
Class B	3,650
Class C	924
Administrative service fees	4,168
Shareholder reporting expense	4,070
Professional fees	16,118
Custody and accounting expense	5,692
Trustee fees	325
Guarantee fees (Note 2)	13,756
Miscellaneous expense	2,844

Total expenses	113,606
Net waived and reimbursed fees	(12,331)

Net expenses	101,275

Net investment income	25,549

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	9,299

Net change in unrealized appreciation or depreciation on investments	(29,602)

Net realized and unrealized loss on investments	(20,303)

Increase in net assets resulting from operations	$5,246

(1) Dividends from affiliates	$258
See Accompanying Notes to Financial Statements

11

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Six Months
	Ended	Year Ended
	November 30,	May 31,
	2009	2009
FROM OPERATIONS:
Net investment income	$25,549	$58,991
Net realized gain (loss) on investments	9,299	(483,886)
Net change in unrealized appreciation or depreciation on investments	(29,602)	44,495

Increase (decrease) in net assets resulting from operations	5,246	(380,400)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(15,718)
Class B	—	(44,738)
Class C	—	(11,194)
Net realized gains:
Class A	—	(6,034)
Class B	—	(41,090)
Class C	—	(9,047)

Total distributions	—	(127,821)

FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	—	104,842
Cost of shares redeemed	(803,287)	(1,820,678)

Net decrease in net assets resulting from capital share transactions	(803,287)	(1,715,836)

Net decrease in net assets	(798,041)	(2,224,057)

NET ASSETS:
Beginning of period	8,721,030	10,945,087

End of period	$7,922,989	$8,721,030

Undistributed net investment income at end of period	$48,142	$22,593

See Accompanying Notes to Financial Statements

12

FINANCIAL HIGHLIGHTS (Unaudited)

		Income
		(loss)
		from
		investment																		Supplemental
		operations				Less distributions from							Ratios to average net assets							data
	Net			Net						Net				Expenses net of
	asset			realized	Total					asset			Expenses	fee waivers		Expenses				Net assets,
	value,	Net		and	from	Net				value,			before	and/or		net of all		Net investment		end	Portfolio
	beginning	investment		unrealized	investment	investment	Net	Return of	Total	end of	Total		reductions/	recoupments,		reductions/		income		of year or	turnover
	of year or period	income (loss)		gain (loss)	operations	income	realized gains	capital	distributions	year or period	Return(1)		additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)		(%)		(%)		($000's)	(%)
ING Principal Protection Fund XII
Class A
11-30-09	9.32	0.06		(0.02)	0.04	—	—	—	—	9.36	0.43		2.05	1.75	†	1.75	†	1.29	†	780	—
05-31-09	9.81	0.12		(0.41)	(0.29)	0.14	0.06	—	0.20	9.32	(2.98)		1.87	1.75	†	1.75	†	1.28	†	822	56
05-31-08	10.62	0.14		(0.29)	(0.15)	0.15	0.51	—	0.66	9.81	(1.44)		1.89	1.75	†	1.75	†	1.41	†	1,114	119
05-31-07	9.78	0.17	•	0.87	1.04	0.20	—	—	0.20	10.62	10.66		1.71	1.75	†	1.75	†	1.67	†	1,472	44
05-31-06	10.01	0.16	•	(0.21)	(0.05)	0.18	—	—	0.18	9.78	(0.51)		1.92	1.75		1.75		1.63		3,051	97
11-15-04(4)–05-31-05	10.00	0.05		(0.04)	0.01	—	—	—	—	10.01	0.00	(a)	1.68	1.68		1.68		1.26		4,734	14
Class B
11-30-09	9.30	0.03		(0.02)	0.01	—	—	—	—	9.31	0.11		2.80	2.50	†	2.50	†	0.54	†	5,647	—
05-31-09	9.77	0.05	•	(0.40)	(0.35)	0.06	0.06	—	0.12	9.30	(3.64)		2.62	2.50	†	2.50	†	0.53	†	6,375	56
05-31-08	10.57	0.07		(0.29)	(0.22)	0.07	0.51	—	0.58	9.77	(2.16)		2.64	2.50	†	2.50	†	0.65	†	8,131	119
05-31-07	9.75	0.10		0.84	0.94	0.12	—	—	0.12	10.57	9.72		2.46	2.50	†	2.50	†	0.90	†	10,098	44
05-31-06	9.97	0.09		(0.20)	(0.11)	0.11	—	—	0.11	9.75	(1.11)		2.67	2.50		2.50		0.89		10,748	97
11-15-04(4)–05-31-05	10.00	0.02		(0.05)	(0.03)	—	—	—	—	9.97	(0.30	)(a)	2.43	2.43		2.43		0.49		12,974	14
Class C
11-30-09	9.33	0.03		(0.03)	—	—	—	—	—	9.33	—		2.80	2.50	†	2.50	†	0.54	†	1,496	—
05-31-09	9.81	0.05		(0.40)	(0.35)	0.07	0.06	—	0.13	9.33	(3.64)		2.62	2.50	†	2.50	†	0.53	†	1,524	56
05-31-08	10.62	0.07		(0.30)	(0.23)	0.07	0.51	—	0.58	9.81	(2.23)		2.64	2.50	†	2.50	†	0.65	†	1,700	119
05-31-07	9.75	0.09	•	0.87	0.96	0.09	—	—	0.09	10.62	9.87		2.46	2.50	†	2.50	†	0.91	†	1,996	44
05-31-06	9.97	0.09	•	(0.20)	(0.11)	0.11	—	—	0.11	9.75	(1.16)		2.67	2.50		2.50		0.89		2,775	97
11-15-04(4)–05-31-05	10.00	0.02		(0.05)	(0.03)	—	—	—	—	9.97	(0.30	)(a)	2.43	2.43		2.43		0.52		5,327	14

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions, if any, at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

(a)	For Principal Protection Fund XII represents performance beginning on the first day of the Guarantee Period (February 16, 2005). Total Return from commencement of offering of shares was 0.10%, (0.30)% and (0.30)% for Class A, Class B and Class C, respectively.
See Accompanying Notes to Financial Statements

13

NOTES TO FINANCIAL STATEMENTS as of November 30, 2009 (Unaudited)

NOTE 1 — ORGANIZATION
Organization. The ING Principal Protection Fund XII (“Principal Protection XII”, “PPF XII” or the “Fund”) is part of ING Equity Trust (“IET” or the “Trust”), which is an open-end investment management company registered under the 1940 Act.
IET is a Massachusetts business trust organized on June 12, 1998 with nine separate active series. This report is for PPF XII.
The Fund has an Offering Period and a Guarantee Period. Shares of the Fund were offered during the Offering Period but will not be offered during the Guarantee Period, except in connection with reinvestment of dividends. During the Guarantee Period, the Fund seeks to participate in favorable equity market conditions while preserving at least the principal amount of the Fund as of the inception of the Guarantee Period. The Fund guarantees that the amount distributed, if any, to each shareholder at the end of the Guarantee Period will be no less than the value of that shareholder’s investment as of the inception of the Guarantee Period, less certain expenses not covered by the expense limitation agreement, provided that all distributions received from the Fund have been reinvested and no shares have been redeemed.
The following table presents the time periods for the Fund’s two phases:

Offering Period	Guarantee Period
11/15/04 — 02/09/05*	02/16/05 — 02/16/10**

*	A Quiet Period between the Offering Period and the Guarantee Period where new deposits are not accepted and the assets will remain invested in short term instruments.

**	Please see Note 12 for information regarding the liquidation of the Fund at the end of the Guarantee period.
The Fund offers the following classes of shares: Class A, Class B, and Class C. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.
A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Investments in open-end mutual funds are valued at net asset value. Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Fund’s Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its net asset value (“NAV”) may also be valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under

14

NOTES TO FINANCIAL STATEMENTS as of November 30, 2009 (Unaudited) (Continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Fund (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuation suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at a time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost which approximates market value.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement data. Each investment asset or liability of the Fund is assigned a level at measurement date based on the

15

NOTES TO FINANCIAL STATEMENTS as of November 30, 2009 (Unaudited) (Continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Securities valued at amortized cost are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

For the six months ended November 30, 2009, there have been no significant changes to the fair valuation methodologies.

On April 9, 2009, the Financial Accounting Standards Board (“FASB”) issued additional guidance related to fair value measurements entitled, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly. This guidance requires enhanced disclosures about the inputs and valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosure are to be expanded for each major category of equity and debt securities. There was no change to the financial position of the Funds and the results of their operations due to the adoption of this guidance and all disclosures have been made for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method.

C.	Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the exchange rates of exchange prevailing on the respective dates of such transactions.
Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The

16

NOTES TO FINANCIAL STATEMENTS as of November 30, 2009 (Unaudited) (Continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
foregoing risks are even greater with respect to securing of issuers in emerging markets.

D.	Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. The Fund pays dividends and capital gains, if any, annually. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

E.	Federal Income Taxes. It is the policy of the Fund to comply with the requirements of the subchapter M of the Internal Revenue code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax or provision is required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions will be made until any capital loss carryforwards have been fully utilized or expired.

F.	Guarantee Fees. The Guarantee is backed by an unconditional, irrevocable guarantee from MBIA Insurance Corporation (“MBIA”), a monoline financial guarantor. The Fund pays MBIA a guarantee fee of 0.33% of its average daily net assets during the guarantee period.

MBIA, 113 King Street, Armonk, New York 10504 serves as the financial guarantor to the PPF’s pursuant to a written agreement with ING Investments, ING Investment Management Co. and the Trust. Pursuant to the terms of the Financial Guaranty Agreement, MBIA will issue to the Trust, for the benefit of the shareholders of the Fund, the insurance policy to support the Fund’s Payment Undertaking. The insurance policy is unconditional and irrevocable and will remain in place through the Guarantee Maturity Date for the Fund. MBIA and its subsidiaries provide financial guarantees to municipalities and other bond issuers. MBIA also guarantees structured asset-backed and mortgage-backed transactions, selected corporate bonds and obligations of high-quality financial institutions.

G.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.	Repurchase Agreements. The Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. The Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, the Fund might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I.	Illiquid and Restricted Securities. The Fund may not invest more than 15% of its net assets in illiquid securities, Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund also may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and

17

NOTES TO FINANCIAL STATEMENTS as of November 30, 2009 (Unaudited) (Continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

generally may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

J.	Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the six months ended November 30, 2009, the cost of purchases and proceeds from the sales of U.S. government securities were $— and $3,334,822, respectively.
NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
The Fund entered into an investment management agreement (“Management Agreement”) with ING Investments, LLC (“ING Investments” or “Investment Adviser”). The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of the Fund. The fee for the Fund is 0.25% during its Offering Period and 0.45% during its Index Plus LargeCap Period. During the Guarantee Period for PPF XII, the maximum fee based on average daily net assets is 0.55% of the Fixed Component and 0.80% of the Equity Component, unless the Fund uses the Exchange Traded Fund/Futures Strategy in lieu of the Equity Strategy, in which case the Fund’s maximum fee would be 0.55% of its average daily net assets.
ING Investment Management Co. (“ING IM” or “Sub-Adviser”), a registered investment adviser, serves as sub-adviser to the Fund.
ING Funds are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Fund will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Funds. These fees are not subject to recoupment. For the six months ended November 30, 2009, the Fund waived $67 of such fees.
ING Funds Services, LLC (the “Administrator”), serves as administrator to the Fund. The Fund compensates the Administrator with a fee calculated at an annual rate of 0.10% of the Fund’s average daily net assets.
The Investment Adviser, ING IM, the Administrator and ING Funds Distributor, LLC (“IFD” or the “Distributor”) are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and investors. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.
On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosted ING Bank’s core Tier-1 ratio, strengthened the insurance balance sheet and reduced ING Groep’s Debt/Equity ratio.
On October 26, 2009, ING Groep announced that it will move towards a complete separation of its banking and insurance operations. A formal restructuring plan (“Restructuring Plan”) was submitted to the European Commission (“EC”), which approved it on November 18, 2009. ING Groep expects that the Restructuring Plan will be achieved over the next four years by a divestment of all insurance operations (including ING Investment Management) as well as a divestment of ING Direct US by the end of 2013. ING Groep has represented that it will explore all options, including initial public offerings, sales or combinations thereof. ING Groep also repurchased EUR 5 billion of Core Tier 1 securities in the fourth quarter of 2009, financed by a EUR 7.5 billion underwritten rights issue.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Fund has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the

18

NOTES TO FINANCIAL STATEMENTS as of November 30, 2009 (Unaudited) (Continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)
Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following rates:

Class A	Class B	Class C
0.25%	1.00%	1.00%
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At November 30, 2009, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 4 and 5):

Accrued
Accrued		Shareholder
Investment	Accrued	Service and
Management	Administrative	Distribution
Fees	Fees	Fees	Total
$3,606	$664	$6,158	$10,428
IET has adopted a Retirement Policy covering all independent trustees of each Fund who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.
NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES
At November 30, 2009, the Fund had the following payables included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities.

Accrued Expenses	Amount
Custody	$6,570
Professional	9,330
NOTE 8 — EXPENSE LIMITATIONS
ING Investments entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund whereby, the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

Class A	Class B	Class C
1.75%	2.50%	2.50%
The Investment Adviser may at a later date recoup from the Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Fund. Outstanding reimbursement balances due to the Fund, if any, under the expense limitation agreement are reflected in Reimbursement Due from Manager on the accompanying Statement of Assets and Liabilities.
As of November 30, 2009, the cumulative amounts of reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

2010	2011	2012	Total
$5,393	$15,669	$20,165	$41,227
The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written termination of the Expense Limitation Agreement within 90 days of the end of the then current term.
NOTE 9 — LINE OF CREDIT
The Fund included in this report, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; and (2) finance the redemption of shares of an investor in the Fund. The Fund to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. During the six months ended November 30, 2009, the Fund did not have any loans outstanding under the line of credit.

19

NOTES TO FINANCIAL STATEMENTS as of November 30, 2009 (Unaudited) (Continued)

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:

				Net increase
		Reinvestment		(decrease) in		Reinvestment
	Shares	of	Shares	shares	Shares	of	Shares	Net increase
	sold	distributions	redeemed	outstanding	sold	distributions	redeemed	(decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Principal Protection XII
Class A
11-30-09	—	—	(4,791)	(4,791)	—	—	(44,919)	(44,919)
05-31-09	—	1,933	(27,340)	(25,407)	—	18,120	(255,256)	(237,136)
Class B
11-30-09	—	—	(78,455)	(78,455)	—	—	(730,118)	(730,118)
05-31-09	—	8,466	(155,115)	(146,649)	—	79,411	(1,463,400)	(1,383,989)
Class C
11-30-09	—	—	(3,021)	(3,021)	—	—	(28,250)	(28,250)
05-31-09	—	777	(10,656)	(9,879)	—	7,311	(102,022)	(94,711)
NOTE 11 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified.
Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
There were no dividends or distributions to shareholders for the six months ended November 30, 2009. The tax composition of dividends and distributions to shareholders was as follows:

Year Ended May 31, 2009
Ordinary	Long-Term
Income	Capital Gains
$705,235	$22,586
The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2009 were:

Post-October
Undistributed	Unrealized	Capital
Ordinary	Appreciation/	Losses	Capital Loss	Expiration
Income	(Depreciation)	Deferred	Carryforwards	Dates
$22,593	$143,680	$(235,369)	$(602,469)	2017
The Fund’s major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2004.
As of November 30, 2009, no provisions for income tax would be required in the Fund’s financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

20

NOTES TO FINANCIAL STATEMENTS as of November 30, 2009 (Unaudited) (Continued)

The Fund has evaluated events occurring after the balance sheet date (subsequent events) through January 26, 2010, the date the financial statements were issued, to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.
NOTE 12 — SUBSEQUENT EVENTS
Dividends: Subsequent to November 30, 2009, the Fund declared dividends of:

	Per Share
	Amounts
	Net
	Investment	Payable	Record
	Income	Date	Date
Class A	$0.1257	December 16, 2009	December 14, 2009
Class B	$0.0478	December 16, 2009	December 14, 2009
Class C	$0.0583	December 16, 2009	December 14, 2009
On September 10, 2009, the Board approved a proposal to liquidate the Fund. PPF XII will liquidate on or about February 16, 2010.

21

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund XII
as of November 30, 2009 (Unaudited)

Shares				Value

EXCHANGE-TRADED FUNDS: 5.0%
		Exchange-Traded Funds: 5.0%
3,600		SPDR Trust Series 1		$395,568

		Total Exchange-Traded Funds
		(Cost $295,885)		395,568

Principal
Amount				Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 33.5%
		Federal National Mortgage Association##: 33.5%
$2,651,000	^, Z	0.570%, due 01/15/10		$2,649,085

		Total U.S. Government Agency Obligations
		(Cost $2,639,108)		2,649,085

U.S. TREASURY OBLIGATIONS: 61.6%
		U.S. Treasury STRIP PRINCIPAL: 61.6%
4,883,000	Z	0.050%, due 02/15/10		4,882,511

		Total U.S. Treasury Obligations
		(Cost $4,873,070)		4,882,511

		Total Long-Term Investments
		(Cost $7,808,063)		7,927,164

Shares				Value

SHORT-TERM INVESTMENTS: 1.0%
		Affiliated Mutual Fund: 1.0%
81,000		ING Institutional Prime Money Market Fund - Class I		$81,000

		Total Short-Term Investments
		(Cost $81,000)		81,000

	Total Investments in Securities
	(Cost $7,889,063)*		101.1%	$8,008,164
	Other Assets and
	Liabilities - Net		(1.1)	(85,175)

	Net Assets		100.0%	$7,922,989

STRIP	Separate Trading of Registered Interest and Principal of Securities

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $7,893,962.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$114,361
Gross Unrealized Depreciation	(159)

Net Unrealized Appreciation	$114,202

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of November 30, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	11/30/2009
Asset Table
Investments, at value
Exchange-Traded Funds	$395,568	$—	$—	$395,568
U.S. Government Agency Obligations	—	2,649,085	—	2,649,085
U.S. Treasury Obligations	—	4,882,511	—	4,882,511
Short-Term Investments	81,000	—	—	81,000

Total Investments, at value	$476,568	$7,531,596	$—	$8,008,164

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
See Accompanying Notes to Financial Statements

22

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, ING Principal Protection Fund XII’s (the “Fund”) existing investment advisory and sub-advisory contracts will remain in effect only if the Board of Trustees (the “Board”) of ING Equity Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Trust, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 12, 2009, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contract (the “Advisory Contract”) between ING Investments, LLC (the “Adviser”) and the sub-advisory contract (“Sub-Advisory Contract”) with ING Investment Management Co., the sub-adviser to the Fund (the “Sub-Adviser”).
The Independent Trustees also held separate meetings on October 13 and November 10, 2009 to consider the renewal of the Advisory Contract and Sub-Advisory Contract. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.
At its November 12, 2009 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contract and Sub-Advisory Contract were considered at the same Board meeting, the Trustees considered the Fund’s advisory and sub-advisory relationships separately.
Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2010. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s advisory and sub-advisory arrangements.
Overview of the Contract Renewal and Approval Process
Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Fund’s existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Fund (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as their review and approval of new advisory relationships.
Since the current renewal and approval process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees, including the International/Balanced/Fixed Income Funds Investment Review Committee (the “I/B/F IRC”). Among other matters, the Contracts Committee provides oversight

23

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

with respect to the contracts renewal process, and the Fund is assigned to the I/B/F IRC, which provides oversight regarding, among other matters, investment performance.
The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the ING Funds 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.
Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements (including the Fund’s Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in 2007, 2008 and 2009, the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed Selected Peer Group of investment companies (“SPG”) to be used by the Fund for certain comparison purposes during the renewal process.
As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s Investment Review Committees, including the I/B/F IRC, review benchmarks used to assess the performance of the funds in the ING Funds complex. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund’s relevant benchmark and/or SPG.
The Board employed its process for reviewing contracts when considering the renewals of the Fund’s Advisory and Sub-Advisory Contracts that would be effective through November 30, 2010. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.
Nature, Extent and Quality of Service
In determining whether to approve the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2010, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Fund by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.
The materials requested by and provided to the Board and/or to K&L Gates prior to the November 12, 2009 Board meeting included, among other information, the following items for the Fund: (1) FACT sheets that provided information regarding the performance and expenses of the Fund and other similarly managed funds in its SPG, as well as information regarding the Fund’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which the Fund’s benchmark and SPG were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to a series of questions posed by K&L Gates on behalf of the Trustees; (5) copies of the forms of Advisory Contract and Sub-Advisory Contract; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser; (8) drafts of narrative summaries addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Fund’s) advisory contracts and sub-advisory contracts, including a written analysis for the Fund of how its performance, fees and expenses compare to its SPG and designated benchmark; (9) independent analyses of Fund performance by the Trust’s Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Fund; and (11) other information relevant to the Board’s evaluations.
Class A shares of the Fund were used for purposes of certain comparisons between the Fund and its SPG. Class A shares were selected so that the Fund’s share class with the longest performance history was compared to the analogous class of shares for each fund in its SPG. The mutual funds included in the Fund’s SPG were selected based upon criteria designed to mirror the Fund share class being compared to the SPG.

24

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

The Board considered the techniques that the Adviser has developed, at the Board’s direction, to screen and perform due diligence on the sub-advisers that are recommended to the Board to manage the investment portfolios of the funds in the ING Funds complex. The Board noted the resources that the Adviser has committed to the Board and the I/B/F IRC to assist the Board and the I/B/F IRC with their assessment of the investment performance of the funds in the ING Funds complex (including the Fund) on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Board’s Investment Review Committees to analyze the key factors underlying investment performance for the funds in the ING Funds complex. The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Adviser.
In considering the Fund’s Advisory Contract, the Board also considered the extent of benefits provided to the Fund’s shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of the Fund and other funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Funds complex more efficient by combinations of similar funds.
Further, the Board received periodic reports showing that the investment policies and restrictions for the Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.
The Board reviewed the level of staffing, quality and experience of the Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Adviser, and evaluated the ability of the Adviser and Sub-Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Fund (and other relevant funds in the ING Funds complex) by the Adviser and Sub-Adviser, and whether those resources are commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and Sub-Adviser.
Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and Sub-Adviser are appropriate in light of the Fund’s operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and Sub-Adviser were appropriate.
Fund Performance
In assessing advisory and sub-advisory relationships, the Board placed emphasis on the net investment returns of the Fund. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for the Fund included its investment performance compared to the Fund’s fixed-income benchmark and equity benchmark, each a broad-based securities market index that appears in the Fund’s prospectus. The FACT sheet performance data was as of June 30, 2009. In addition, the Board also considered at its November 12, 2009 meeting certain additional data regarding performance and Fund asset level as of October 31, 2008.
In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for the Fund, the Board considered that, based on performance data for

25

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the periods ended June 30, 2009: (1) the Fund’s fixed-income component outperformed its fixed-income benchmark for the most recent calendar quarter and three-year periods, but underperformed for the year-to-date and one-year periods; and (2) the Fund’s equity component outperformed its equity benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed.
In analyzing this performance data, the Board took into account Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Fund’s guidelines require it to adjust its allocation to fixed income as needed to enhance the Fund’s ability to maintain a level of assets above the guaranteed amount, while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Fund invested solely in equities or solely in fixed-income instruments without regard to principal protection. The Board also considered that the extent to which the Fund is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component. Finally, the Board took into account that: (1) in January 2009, the Fund’s portfolio management team was changed to address the Board’s concerns regarding relative performance; and (2) that the Board, at its September 2009 meeting, had approved the liquidation of the Fund, and that this liquidation is expected to occur in February 2010, at the end of its Guarantee Period.
Economies of Scale
When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser as the Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. The Board also considered the extent to which economies of scale could be realized through waivers, reimbursements or expense reductions.
In evaluating economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic, and the Independent Trustees who were Board members at that time also considered a November 2006 evaluation and analysis presented to them by an independent consultant regarding fee breakpoint arrangements and economies of scale.
Information Regarding Services to Other Clients
The Board requested and considered, information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser to other clients, including other registered investment companies and institutional accounts. The Board also noted that the fee rates charged to the Fund and other institutional clients of the Adviser or the Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Fund, as compared to non-registered investment company clients; market differences in fee rates that existed when the Fund first was organized; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.
Fee Rates and Profitability
The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services for the Fund. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Fund.
The Board considered: (1) the fee structure of the Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and Sub-Adviser and their respective affiliates from their association with the Fund. For the Fund, the Board determined that the fees payable to the Adviser and Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.
In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Principal Protection Fund XII, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average

26

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and above the average expense ratios of the funds in its Selected Peer Group.
In analyzing the Fund’s management fee and expense ratio, the Board took into account Management’s representations that: (1) the Fund’s expense ratio is lower due to the principal guarantee that the Adviser was able to negotiate with the entity guaranteeing the Fund’s Guaranteed Amount; and (2) the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Fund shares. The Board also took into account Management’s representations that the Fund’s expense ratio is lower due to the rate that the Adviser was able to negotiate with MBIA for the principal guarantee, reflecting, in part, MBIA’s high degree of confidence in the Adviser’s ability to manage the Fund in a manner consistent with MBIA’s requirements under its guarantee agreement.
The Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to the Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. Further, the Board considered that the decline in the asset level of the Fund caused by recent adverse economic conditions was likely to cause a similar decline in any profits realized by the Adviser and Sub-Adviser.
The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.
Based on the information on revenues, costs, and profitability considered by the Board, and after considering the factors described in this section, the Board concluded that the profits, if any, realized by the Adviser were not excessive. In making its determinations, the Board based its conclusions on the reasonableness of the advisory fees of the Adviser.
Conclusion
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

27

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.
Domestic Equity and Income Funds
ING Balanced Fund
ING Growth and Income Fund
ING Real Estate Fund
Domestic Equity Funds-of-Funds
ING Strategic Allocation Conservative Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Moderate Fund
Domestic Equity Growth Funds
ING Corporate Leaders 100 Fund
ING Equity Dividend Fund
ING Growth Opportunities Fund
ING MidCap Opportunities Fund
ING Opportunistic LargeCap Fund
ING Small Company Fund
ING SmallCap Opportunities Fund
ING Tactical Asset Allocation Fund
Domestic Equity Index Funds
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund
Domestic Equity Value Funds
ING SmallCap Value Multi-Manager Fund
ING Value Choice Fund
Fixed-Income Funds
ING GNMA Income Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund
Global Equity Funds
ING Global Equity Dividend Fund
ING Global Natural Resources Fund
ING Global Real Estate Fund
ING Global Value Choice Fund
International Equity Funds
ING Alternative Beta Fund
ING Asia-Pacific Real Estate Fund
ING Emerging Countries Fund
ING European Real Estate Fund
ING Foreign Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Real Estate Fund
ING International SmallCap Multi-Manager Fund
ING International Value Fund
ING International Value Choice Fund
ING Russia Fund
Global and International Fixed-Income Funds
ING Global Bond Fund
International Funds-of-Funds
ING Diversified International Fund
ING Global Target Payment Fund
Loan Participation Fund
ING Senior Income Fund
Money Market Funds*
ING Classic Money Market Fund
ING Money Market Fund

*	An investment in a fund is not insured or guaranteed by Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Please see SEC filings for more information on the Funds’ participation in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds.

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258
Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258
Distributor
ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258
Transfer Agent
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Custodian
The Bank of New York Mellon
One Wall Street,
New York, New York 10286
Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the funds. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

PRSAR-UDEPPFABC                  (1109-012610)

Item 2.  Code of Ethics.

Not required for semi-annual filing.

Item 3.  Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.  Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.  Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.  Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not required for Semi-annual filing.

Item 8.  Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee (“Committee”) for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Trustee vacancies on the Board. The Committee currently consists of four Trustees of the Board, none of whom are considered “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. The Committee has adopted a written charter that sets forth the policies and procedures of the Committee. The Committee will accept referrals for potential candidates from Board members, Fund shareholders, legal counsel to the disinterested Trustees or such other sources as the Committee deems appropriate. Shareholders can submit recommendations in writing to the attention of the Chairperson of the Committee at an address to be maintained by Fund management for this purpose. In order for the Committee to consider a potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance.

Item 10. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Equity Trust
By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer
Date: February 4, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer
Date: February 4, 2010

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer
Date: February 4, 2010